UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05576

Name of Fund:	BlackRock Global Allocation Fund, Inc.

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global Allocation Fund, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2024

Date of reporting period: 10/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Global Allocation Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	1.39%	10.14%

U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)

International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40

Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of October 31, 2023	BlackRock Global Allocation Fund, Inc.

Investment Objective

BlackRock Global Allocation Fund, Inc.’s (the “Fund”) investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total return means the combination of capital growth and investment income.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2023, all of the Fund’s share classes underperformed its reference benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex U.S.) Index (24%), ICE BofA Current 5-Year U.S. Treasury Index (24%) and FTSE Non-U.S. Dollar World Government Bond Index (16%) (the “Reference Benchmark”), and underperformed the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, Fund management believes that the Reference Benchmark provides a more accurate representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, and options (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

From an equity perspective, security selection within the consumer discretionary, information technology, industrials and communication services sectors detracted from relative performance. Within fixed income, exposure to agency mortgage-backed securities negatively impacted performance. An overweight to the Japanese yen also weighed on return.

Within fixed income, exposure to investment grade corporate bonds was additive to relative performance, as was an underweight to government bonds. Exposure to cash and cash equivalents, largely held as zero duration fixed income to serve as a hedge against equities, also positively impacted return. From an equity sector perspective, an underweight to and security selection within consumer staples, security selection within financials and an underweight to real estate all positively contributed to performance.

The Fund used derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives detracted from the Fund’s performance.

Describe recent portfolio activity.

During the six-month period, the Fund’s overall equity allocation increased from 57% to 59% of net assets. Within equities, the Fund decreased exposure to Europe and China, and increased exposure to Japan and the United States. On a sector basis, the Fund increased exposure to industrials, information technology, financials and consumer discretionary, and reduced exposure to communication services.

The Fund’s allocation to fixed income decreased modestly from 37% to 36% of net assets. Within fixed income, the Fund increased exposure to high yield corporate bonds and reduced exposure to investment grade corporate bonds and U.S. Treasuries.

The Fund’s exposure to gold-related securities remained unchanged at approximately 1% of net assets.

Reflecting the changes in the Fund’s overall allocations to equity and fixed income during the period, the Fund’s exposure to cash and cash equivalent holdings modestly decreased from 5% to 4% of net assets.

Describe portfolio positioning at period end.

Relative to its Reference Benchmark, the Fund ended the period underweight to equities and fixed income, with minimal exposure to gold-related securities and a modest allocation to cash and cash equivalents. Within equities, the Fund was overweight to the United States and underweight to Australia and Canada. From a sector perspective, the Fund was overweight in healthcare, industrials, consumer discretionary and energy, and underweight in real estate, financials, materials, consumer staples and utilities. Within fixed income, the Fund was underweight in Japanese government bonds, developed European sovereign debt and U.S. Treasuries. In addition, the Fund was overweight in corporate credit, securitized debt and bank loans. With respect to currency exposure, the Fund was overweight to the U.S. dollar and underweight to the Chinese yuan and the euro.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023 (continued)	BlackRock Global Allocation Fund, Inc.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(3.59)%	3.87%	N/A	4.63%	N/A	3.95%	N/A

Investor A	(3.70)	3.58	(1.86)%	4.36	3.24%	3.67	3.11%

Investor C	(4.16)	2.73	1.73	3.55	3.55	3.05	3.05

Class K	(3.56)	3.96	N/A	4.72	N/A	4.02	N/A

Class R	(3.87)	3.21	N/A	4.00	N/A	3.32	N/A

FTSE World Index(c)	(1.44)	11.38	N/A	8.50	N/A	7.72	N/A

Reference Benchmark(d)	(3.43)	7.28	N/A	4.77	N/A	4.75	N/A

U.S. Stocks: S&P 500® Index(e)	1.39	10.14	N/A	11.01	N/A	11.18	N/A

Non-U.S. Stocks: FTSE World (ex U.S.) Index(f)	(6.80)	13.36	N/A	4.86	N/A	3.55	N/A

Non-U.S. Bonds: FTSE Non-U.S. Dollar World Government Bond Index(g)	(8.39)	1.32	N/A	(4.25)	N/A	(2.52)	N/A

U.S. Bonds: ICE BofA Current 5-Year U.S. Treasury Index(h)	(4.07)	0.47	N/A	0.21	N/A	0.40	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing market and economic trends.

(c)

A market cap weighted index representing the performance of the large- and mid-cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series and covers approximately 90-95% of the investable market capitalization.

(d)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofA Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index.

(e)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(f)

An index comprised of large- and mid-cap stocks, providing coverage of developed and emerging markets excluding the United States. The index is derived from the FTSE Global Equity Index Series, which covers approximately 98% of the world’s investable market capitalization.

(g)	An unmanaged market capitalization-weighted index that tracks certain government bond indexes, excluding the United States.
(h)	An unmanaged index designed to track the total return of the current coupon 5-year U.S. Treasury bond.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual						Hypothetical 5% Return

			Expenses Paid During the Period					Including Dividend Expense and Fees			Excluding Dividend Expense and Fees			Annualized Expense Ratio

	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Including Dividend Expense and Fees	(a)	Excluding Dividend Expense and Fees	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Including Dividend Expense and Fees	Excluding Dividend Expense and Fees

Institutional	$ 1,000.00	$ 964.10	$ 4.16		$ 4.14		$ 1,000.00	$ 1,020.90	$ 4.28		$ 1,020.92	$ 4.26		0.84%	0.84%
Investor A	1,000.00	963.00	5.36		5.34		1,000.00	1,019.68	5.51		1,019.70	5.49		1.09	1.08
Investor C	1,000.00	958.40	9.28		9.26		1,000.00	1,015.65	9.56		1,015.68	9.53		1.89	1.88
Class K	1,000.00	964.40	3.71		3.69		1,000.00	1,021.36	3.81		1,021.38	3.80		0.75	0.75
Class R	1,000.00	961.30	7.15		7.13		1,000.00	1,017.84	7.36		1,017.86	7.34		1.45	1.45

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2023 (continued)	BlackRock Global Allocation Fund, Inc.

Portfolio Information

TEN LARGEST HOLDINGS (EQUITY INVESTMENTS)

Security(a)	Percent of Total Investments

Microsoft Corp.	2.8%
Apple, Inc.	1.9
Alphabet, Inc.	1.6
Amazon.com, Inc.	1.3
UnitedHealth Group, Inc.	0.9
Marsh & McLennan Cos., Inc.	0.8
Nestle SA	0.8
Mastercard, Inc.	0.8
Humana, Inc.	0.7
ASML Holding NV	0.7

GEOGRAPHIC ALLOCATION

Percent of Total Investments(b)

Country/Geographic Region	Long	Short		Total

United States	60.5%		2.0%	62.5%
Japan	4.2	0.4		4.6
United Kingdom	3.9	—	(c)	3.9
Netherlands	3.2	0.1		3.3
France	2.9	—	(c)	2.9
Spain	2.8	—		2.8
Germany	2.3	0.1		2.4
Switzerland	2.0	0.1		2.1
Brazil	1.7	0.2		1.9
Canada	1.8	0.1		1.9
China	1.2	0.2		1.4
Australia	1.0	0.2		1.2
Italy	1.0	—	(c)	1.0
Other#	7.8	0.3		8.1

	96.3%		3.7%	100.0%

(a)	Excludes short-term securities.
(b)	Total investments include the gross values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities and TBA sale commitments.
(c)	Rounds to less than 0.1% of total investments.
#	Includes holdings within countries/geographic regions that are less than 1.0% of total investments. Please refer to the Consolidated Schedule of Investments for such countries/geographic regions.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance	BlackRock Global Allocation Fund, Inc.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of June 8, 2016 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	7

Derivative Financial Instruments	BlackRock Global Allocation Fund, Inc.

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) October 31, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities

Cayman Islands(a)(b) — 0.5%
522 Funding CLO Ltd., Series 2019-4A, Class CR, (3-mo. CME Term SOFR + 2.66%), 8.08%, 04/20/30	USD	500	$496,722
AGL CLO Ltd.
Series 2020-5A, Class A2R, (3-mo. CME Term SOFR + 1.66%), 7.08%, 07/20/34		1,260	1,242,496
Series 2020-5A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.38%, 07/20/34		1,752	1,706,078
AGL Static CLO Ltd., Series 2022-18A, Class B, (3-mo. CME Term SOFR + 2.00%), 7.41%, 04/21/31		3,210	3,183,141
Allegro CLO IV Ltd., Series 2016-1A, Class BR2, (3-mo. CME Term SOFR + 1.81%), 7.21%, 01/15/30		430	422,658
ALM Ltd., Series 2020-1A, Class A2, (3-mo. CME Term SOFR + 2.11%), 7.51%, 10/15/29		373	371,828
AMMC CLO Ltd., Series 2018-22A, Class B, (3- mo. CME Term SOFR + 1.71%), 7.09%, 04/25/31		375	368,433
Anchorage Capital CLO Ltd.
Series 2015-7A, Class A2, (3-mo. CME Term SOFR + 1.35%), 6.74%, 01/28/31		220	218,918
Series 2018-10A, Class A2, (3-mo. CME Term SOFR + 1.76%), 7.16%, 10/15/31		250	247,491
Apidos CLO XX, Series 2015-20A, Class A2RR, (3-mo. CME Term SOFR + 1.81%), 7.21%, 07/16/31		400	394,418
Apidos CLO XXII, Series 2015-7A, Class A2, (3- mo. CME Term SOFR + 1.76%), 7.18%, 04/20/31		500	492,926
Apidos CLO XXIII, Series 2015-23A, Class B1R, (3-mo. CME Term SOFR + 1.86%), 7.26%, 04/15/33		250	245,534
ARES LII CLO Ltd., Series 2019-52A, Class A2R, (3-mo. CME Term SOFR + 1.71%), 7.12%, 04/22/31		250	243,156
Ares LV CLO Ltd., Series 2020-55A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.36%, 07/15/34		2,786	2,728,063
Ares XXXVII CLO Ltd., Series 2015-4A, Class A3R, (3-mo. CME Term SOFR + 1.76%), 7.16%, 10/15/30		250	246,713
ASSURANT CLO I Ltd., Series 2017-1A, Class CR, (3-mo. CME Term SOFR + 2.41%), 7.83%, 10/20/34		720	694,237
Atrium XIII, Series 13A, Class B, (3-mo. CME Term SOFR + 1.76%), 7.17%, 11/21/30		600	591,927
Bain Capital Credit CLO Ltd.
Series 2018-2A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.26%, 07/19/31		750	734,824
Series 2020-2A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.36%, 07/19/34		2,425	2,356,915
Battalion CLO VIII Ltd., Series 2015-8A, Class A1R2, (3-mo. CME Term SOFR + 1.33%), 6.73%, 07/18/30		430	427,989
Battalion CLO X Ltd., Series 2016-10A, Class A2R2, (3-mo. CME Term SOFR + 1.81%), 7.21%, 01/25/35		1,465	1,406,900

Security	Par (000)		Value

Cayman Islands (continued)
Battalion CLO XI Ltd., Series 2017-11A, Class BR, (3-mo. CME Term SOFR + 1.98%), 7.38%, 04/24/34	USD	712	$688,789
Battalion CLO XX Ltd., Series 2021-20A, Class A, (3-mo. CME Term SOFR + 1.44%), 6.84%, 07/15/34		1,848	1,826,658
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A2R2, (3-mo. CME Term SOFR + 1.71%), 7.11%, 07/15/29		1,845	1,834,045
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class A2R2, (3-mo. CME Term SOFR + 1.91%), 7.33%, 07/20/29		667	662,385
Benefit Street Partners CLO Ltd., Series 2015-VIBR, Class A, (3-mo. CME Term SOFR + 1.45%), 6.87%, 07/20/34		250	247,384
Benefit Street Partners CLO XIX Ltd., Series 2019-19A, Class B, (3-mo. CME Term SOFR + 2.26%), 7.66%, 01/15/33		250	248,126
Birch Grove CLO Ltd., Series 19A, Class BR, (3-mo. CME Term SOFR + 2.01%), 7.42%, 06/15/31		500	488,561
BlueMountain CLO Ltd.
Series 2013-2A, Class BR, (3-mo. CME Term SOFR + 1.86%), 7.27%, 10/22/30		500	491,181
Series 2014-2A, Class BR2, (3-mo. CME Term SOFR + 2.01%), 7.43%, 10/20/30		465	454,782
BlueMountain CLO XXII Ltd., Series 2018-22A, Class B, (3-mo. CME Term SOFR + 1.76%), 7.16%, 07/15/31		1,495	1,463,945
BlueMountain CLO XXIII Ltd., Series 2018-23A, Class A1, (3-mo. CME Term SOFR + 1.41%), 6.83%, 10/20/31		250	249,094
BlueMountain CLO XXIX Ltd., Series 2020-29A, Class BR, (3-mo. CME Term SOFR + 2.01%), 7.39%, 07/25/34		625	605,019
Canyon Capital CLO Ltd.
Series 2016-1A, Class CR, (3-mo. CME Term SOFR + 2.16%), 7.56%, 07/15/31		250	244,848
Series 2019-1A, Class A1R, (3-mo. CME Term SOFR + 1.36%), 6.76%, 04/15/32		250	247,072
Series 2019-1A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.36%, 04/15/32		300	293,740
Canyon CLO Ltd., Series 2020-3A, Class B, (3- mo. CME Term SOFR + 1.96%), 7.36%, 01/15/34		250	244,231
Catskill Park CLO Ltd., Series 2017-1A, Class A1B, (3-mo. CME Term SOFR + 1.61%), 7.03%, 04/20/29		892	895,832
CBAM Ltd.
Series 2018-7A, Class A, (3-mo. CME Term SOFR + 1.36%), 6.78%, 07/20/31		244	242,064
Series 2019-9A, Class B2, (3-mo. CME Term SOFR + 2.16%), 7.56%, 02/12/30		450	443,323
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, (3-mo. CME Term SOFR + 1.24%), 6.66%, 04/20/31		1,033	1,030,241
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1R, (3-mo. CME Term SOFR + 1.36%), 6.76%, 07/17/31		250	249,225
Cedar Funding XI CLO Ltd., Series 2019-11A, Class A2R, (3-mo. CME Term SOFR + 1.61%), 7.02%, 05/29/32		250	246,384

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	9

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
CIFC Funding Ltd.
Series 2013-4A, Class BRR, (3-mo. CME Term SOFR + 1.86%), 7.25%, 04/27/31	USD	450	$443,561
Series 2014-5A, Class A1R2, (3-mo. CME Term SOFR + 1.46%), 6.86%, 10/17/31		250	249,345
Series 2015-3A, Class BR, (3-mo. CME Term SOFR + 1.41%), 6.81%, 04/19/29		712	699,964
Series 2018-2A, Class A2, (3-mo. CME Term SOFR + 1.86%), 7.28%, 04/20/31		250	246,643
Series 2020-1A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.31%, 07/15/36		2,475	2,434,449
Series 2021-4A, Class B, (3-mo. CME Term SOFR + 1.84%), 7.24%, 07/15/33		250	246,682
Dryden 45 Senior Loan Fund, Series 2016-45A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.36%, 10/15/30		250	245,852
Dryden 65 CLO Ltd., Series 2018-65A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.26%, 07/18/30		250	245,402
Elmwood CLO I Ltd., Series 2019-1A, Class AR, (3-mo. CME Term SOFR + 1.71%), 7.13%, 10/20/33		500	499,585
Elmwood CLO II Ltd.
Series 2019-2A, Class AR, (3-mo. CME Term SOFR + 1.41%), 6.83%, 04/20/34		650	646,100
Series 2019-2A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.33%, 04/20/34		975	963,499
Elmwood CLO IV Ltd., Series 2020-1A, Class A, (3-mo. CME Term SOFR + 1.50%), 6.90%, 04/15/33		300	299,160
Galaxy XV CLO Ltd., Series 2013-15A, Class ARR, (3-mo. CME Term SOFR + 1.23%), 6.63%, 10/15/30		522	521,099
Galaxy XXVIII CLO Ltd., Series 2018-28A, Class A1, (3-mo. CME Term SOFR + 1.36%), 6.76%, 07/15/31		243	242,570
Generate CLO Ltd., Series 2016-1A, Class BR, (3-mo. CME Term SOFR + 2.01%), 7.43%, 10/20/29		2,025	2,003,455
GoldenTree Loan Management U.S. CLO Ltd., Series 2018-3A, Class B1, (3-mo. CME Term SOFR + 1.81%), 7.23%, 04/20/30		250	247,197
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class BR2, (3-mo. CME Term SOFR + 1.86%), 7.25%, 10/29/29		500	496,890
GoldenTree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, (3-mo. CME Term SOFR + 1.33%), 6.73%, 01/18/31		229	228,198
Greywolf CLO III Ltd., Series 2020-3RA, Class A1R, (3-mo. CME Term SOFR + 1.55%), 6.96%, 04/15/33		500	494,707
HPS Loan Management Ltd., Series 6A-2015, Class A1R, (3-mo. CME Term SOFR + 1.26%), 6.65%, 02/05/31		451	448,497
Jamestown CLO XII Ltd., Series 2019-1A, Class A2, (3-mo. CME Term SOFR + 2.41%), 7.83%, 04/20/32		442	440,244
Jamestown CLO XV Ltd., Series 2020-15A, Class A, (3-mo. CME Term SOFR + 1.60%), 7.00%, 04/15/33		250	248,561
KKR CLO Ltd., Series 17, Class AR, (3-mo. CME Term SOFR + 1.34%), 6.74%, 04/15/34		500	494,775

Security	Par (000)		Value

Cayman Islands (continued)
Madison Park Funding XLI Ltd., Series 12A, Class BR, (3-mo. CME Term SOFR + 1.61%), 7.02%, 04/22/27	USD	695	$689,915
Madison Park Funding XXV Ltd., Series 2017-25A, Class A2R, (3-mo. CME Term SOFR + 1.91%), 7.29%, 04/25/29		712	703,849
Madison Park Funding XXVI Ltd., Series 2007-4A, Class AR, (3-mo. LIBOR US + 1.20%), 6.85%, 07/29/30		444	443,941
Madison Park Funding XXXI Ltd., Series 2018-31A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.37%, 01/23/31		250	246,126
Mariner CLO LLC, Series 2016-3A, Class BR2, (3-mo. CME Term SOFR + 1.76%), 7.17%, 07/23/29		500	495,027
Myers Park CLO Ltd., Series 2018-1A, Class B1, (3-mo. CME Term SOFR + 1.86%), 7.28%, 10/20/30		250	246,311
Neuberger Berman CLO XIV Ltd., Series 2012-14A, Class AR2, (3-mo. CME Term SOFR + 1.29%), 6.68%, 01/28/30		208	207,629
Neuberger Berman CLO XX Ltd., Series 20A, Class BRR, (3-mo. CME Term SOFR + 1.91%), 7.31%, 07/15/34		250	246,053
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.31%, 10/17/30		250	246,809
Neuberger Berman Loan Advisers CLO Ltd.
Series 2020-37A, Class BR, (3-mo. CME Term SOFR + 1.71%), 7.13%, 07/20/31		333	328,120
Series 2021- 46A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.33%, 01/20/36		250	245,952
OCP CLO Ltd.
Series 2014-5A, Class A2R, (3-mo. CME Term SOFR + 1.66%), 7.04%, 04/26/31		450	441,807
Series 2014-7A, Class A2RR, (3-mo. CME Term SOFR + 1.91%), 7.33%, 07/20/29		250	247,958
Series 2016-11A, Class A2R, (3-mo. CME Term SOFR + 2.01%), 7.39%, 10/26/30		500	496,003
Series 2020-19A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.38%, 10/20/34		500	487,709
Octagon Investment Partners Ltd.
Series 2016-1A, Class AR, (3-mo. CME Term SOFR + 1.44%), 6.84%, 01/24/33		250	248,339
Series 2018-2A, Class A2, (3-mo. CME Term SOFR + 1.84%), 7.22%, 07/25/30		250	245,544
Series 2020-2A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.31%, 07/15/36		800	777,951
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A2R, (3-mo. CME Term SOFR + 1.61%), 7.01%, 07/19/30		487	486,092
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A2R2, (3-mo. CME Term SOFR + 1.36%), 6.74%, 01/25/31		300	293,667
OHA Credit Funding Ltd.
Series 2019-3A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.33%, 07/02/35		937	924,648
Series 2020-7A, Class AR, (3-mo. CME Term SOFR + 1.30%), 6.70%, 02/24/37		250	246,554
OHA Credit Partners XIII Ltd., Series 2016-13A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.37%, 10/25/34		250	244,876

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
OHA Loan Funding Ltd.
Series 2013-2A, Class AR, (3-mo. CME Term SOFR + 1.30%), 6.68%, 05/23/31	USD	496	$494,693
Series 2016-1A, Class B1R, (3-mo. CME Term SOFR + 1.86%), 7.28%, 01/20/33		250	245,002
Palmer Square CLO Ltd.
Series 2013-2A, Class A2R3, (3-mo. CME Term SOFR + 1.76%), 7.16%, 10/17/31		250	246,113
Series 2015-1A, Class A2R4, (3-mo. CME Term SOFR + 1.96%), 7.34%, 05/21/34		500	490,554
Series 2018-1A, Class A1, (3-mo. CME Term SOFR + 1.29%), 6.69%, 04/18/31		195	194,744
Park Avenue Institutional Advisers CLO Ltd.
Series 2016-1A, Class A1R, (3-mo. CME Term SOFR + 1.46%), 6.84%, 08/23/31		500	498,994
Series 2016-1A, Class A2R, (3-mo. CME Term SOFR + 1.81%), 7.18%, 02/14/34		500	481,412
Series 2019-1A, Class A2A, (3-mo. CME Term SOFR + 2.26%), 7.63%, 05/15/32		250	245,623
Pikes Peak CLO
Series 2018-1A, Class A, (3-mo. CME Term SOFR + 1.44%), 6.84%, 07/24/31		555	551,951
Series 2021-11A, Class A1, (3-mo. CME Term SOFR + 1.95%), 7.33%, 07/25/34		1,000	1,010,043
Series 2021-8A, Class A, (3-mo. CME Term SOFR + 1.43%), 6.85%, 07/20/34		600	594,955
Rad CLO Ltd.
Series 2019-3A, Class BR, (3-mo. CME Term SOFR + 1.81%), 7.21%, 04/15/32		250	244,717
Series 2020-7A, Class A1, (3-mo. CME Term SOFR + 1.46%), 6.86%, 04/17/33		250	248,111
Recette CLO Ltd., Series 2015-1A, Class BRR, (3-mo. CME Term SOFR + 1.66%), 7.08%, 04/20/34		250	242,264
Regatta VII Funding Ltd., Series 2016-1A, Class A1R2, (3-mo. CME Term SOFR + 1.41%), 6.81%, 06/20/34		450	446,677
Regatta XVIII Funding Ltd., Series 2021-1A, Class B, (3-mo. CME Term SOFR + 1.71%), 7.11%, 01/15/34		350	340,972
Rockford Tower CLO Ltd.
Series 2017-1A, Class BR2A, (3-mo. CME Term SOFR + 1.91%), 7.33%, 04/20/34		500	488,215
Series 2017-2A, Class BR, (3-mo. CME Term SOFR + 1.76%), 7.16%, 10/15/29		500	493,431
Series 2018-1A, Class A, (3-mo. CME Term SOFR + 1.36%), 6.74%, 05/20/31		242	241,177
Romark CLO II Ltd., Series 2018-2A, Class A1, (3-mo. CME Term SOFR + 1.44%), 6.81%, 07/25/31		241	239,479
RRX Ltd.
Series 2021-4A, Class A2, (3-mo. CME Term SOFR + 2.11%), 7.51%, 07/15/34		500	495,073
Series 2021-5A, Class A2, (3-mo. CME Term SOFR + 2.06%), 7.46%, 07/15/34		350	346,291
Signal Peak CLO Ltd.
Series 2018-5A, Class A, (3-mo. CME Term SOFR + 1.37%), 6.75%, 04/25/31		255	254,321
Series 2020-8A, Class A, (3-mo. CME Term SOFR + 1.53%), 6.95%, 04/20/33		250	247,992

Security		Par (000)	Value

Cayman Islands (continued)
Signal Peak CLO Ltd. (continued)
Series 2020-8A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.33%, 04/20/33	USD	300	$291,440
Sixth Street CLO XVI Ltd.
Series 2020-16A, Class A1A, (3-mo. CME Term SOFR + 1.58%), 7.00%, 10/20/32		948	945,964
Series 2020-16A, Class B, (3-mo. CME Term SOFR + 2.11%), 7.53%, 10/20/32		710	701,699
Sound Point CLO XV Ltd., Series 2017-1A, Class BR, (3-mo. CME Term SOFR + 1.76%), 7.17%, 01/23/29		250	246,358
Symphony CLO XVI Ltd., Series 2015-16A, Class AR, (3-mo. CME Term SOFR + 1.41%), 6.81%, 10/15/31		250	248,954
TICP CLO VI Ltd.
Series 2016-6A, Class AR2, (3-mo. CME Term SOFR + 1.38%), 6.78%, 01/15/34		500	494,841
Series 2016-6A, Class BR2, (3-mo. CME Term SOFR + 1.76%), 7.16%, 01/15/34		500	491,264
TICP CLO XII Ltd., Series 2018-12A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.31%, 07/15/34		700	685,528
Trestles CLO III Ltd., Series 2020-3A, Class A1, (3-mo. LIBOR US + 1.33%), 7.01%, 01/20/33		2,489	2,471,374
Trimaran CAVU Ltd., Series 2019-1A, Class B, (3-mo. CME Term SOFR + 2.46%), 7.88%, 07/20/32		500	500,048
Trinitas CLO XIV Ltd.
Series 2020-14A, Class B, (3-mo. CME Term SOFR + 2.26%), 7.64%, 01/25/34		473	463,402
Series 2020-14A, Class C, (3-mo. CME Term SOFR + 3.26%), 8.64%, 01/25/34		1,023	1,018,419
Voya CLO Ltd.
Series 2013-3A, Class A1RR, (3-mo. CME Term SOFR + 1.41%), 6.81%, 10/18/31		249	248,114
Series 2017-3A, Class A1R, (3-mo. CME Term SOFR + 1.30%), 6.72%, 04/20/34		250	246,625
Series 2017-4A, Class B, (3-mo. CME Term SOFR + 1.71%), 7.11%, 10/15/30		250	246,489
Series 2018-3A, Class A1A, (3-mo. CME Term SOFR + 1.41%), 6.81%, 10/15/31		250	249,405
Whitebox CLO II Ltd.
Series 2020-2A, Class A1R, (3-mo. CME Term SOFR + 1.48%), 6.88%, 10/24/34		1,390	1,375,676
Series 2020-2A, Class BR, (3-mo. CME Term SOFR + 2.01%), 7.41%, 10/24/34		726	707,783

			75,561,798

Ireland — 0.0%
Avoca CLO XV DAC, Series 15X, Class B2R, (3-mo. EURIBOR + 1.05%), 5.02%, 04/15/31(a)(c)	EUR	134	136,085
CIFC European Funding CLO II DAC, Series 2X, Class B1, (3-mo. EURIBOR + 1.60%), 5.57%, 04/15/33(a)(c)		593	606,441
Harvest CLO XVIII DAC, Series 18X, Class B, (3-mo. EURIBOR + 1.20%), 5.17%, 10/15/30		662	679,230
Holland Park CLO DAC, Series 1X, Class A1RR, (3-mo. EURIBOR + 0.92%), 4.71%, 11/14/32(a)(c)		390	403,661

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	11

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Ireland (continued)
OAK Hill European Credit Partners V Designated Activity Co., Series 2016-5A, Class BR, (3-mo. EURIBOR + 1.90%), 5.90%, 01/21/35(a)(b)	EUR	590	$602,411
OAK Hill European Credit Partners VI DAC, Series 2017-6X, Class B1, (3-mo. EURIBOR + 1.20%), 5.19%, 01/20/32(a)(c)		456	467,478
OCP Euro CLO DAC, Series 2017-2X, Class B, (3-mo. EURIBOR + 1.35%), 5.32%, 01/15/32(a)(c)		456	472,882
Prodigy Finance DAC(a)(b)
Series 2021-1A, Class B, (1-mo. Term SOFR + 2.61%), 7.94%, 07/25/51	USD	709	705,615
Series 2021-1A, Class C, (1-mo. Term SOFR + 3.86%), 9.19%, 07/25/51		411	410,700
Series 2021-1A, Class D, (1-mo. Term SOFR + 6.01%), 11.34%, 07/25/51		565	563,215
Rockford Tower Europe CLO DAC, Series 2018- 1X, Class B, (3-mo. EURIBOR + 1.85%), 5.75%, 12/20/31(a)(c)	EUR	343	356,235

			5,403,953

United States — 0.7%
AccessLex Institute, Series 2007-A, Class A3, (3-mo. LIBOR US + 0.30%), 5.95%, 05/25/36(a)	USD	1,537	1,494,682
AIMCO CLO, Series 2018-AA, Class B, (3-mo. CME Term SOFR + 1.66%), 7.06%, 04/17/31(a)(b)		466	457,808
Anchorage Capital CLO Ltd., Series 2014-3RA, Class A, (3-mo. CME Term SOFR + 1.31%), 6.70%, 01/28/31(a)(b)		189	187,782
Apidos CLO XII, Series 2013-12A, Class AR, (3- mo. CME Term SOFR + 1.34%), 6.74%, 04/15/31(a)(b)		536	534,093
Apidos CLO XV, Series 2013-15A, Class A1RR, (3-mo. CME Term SOFR + 1.27%), 6.69%, 04/20/31(a)(b)		1,674	1,665,112
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class C, 5.17%, 09/17/31(b)		730	684,995
Chenango Park CLO Ltd., Series 2018-1A, Class A2, (3-mo. CME Term SOFR + 1.81%), 7.21%, 04/15/30(a)(b)		1,143	1,126,517
CIFC Funding Ltd.(a)(b)
Series 2013-1A, Class A2R, (3-mo. CME Term SOFR + 2.01%), 7.41%, 07/16/30		250	247,000
Series 2017-3A, Class A2, (3-mo. CME Term SOFR + 2.06%), 7.48%, 07/20/30		637	628,887
Clear Creek CLO, Series 2015-1A, Class AR, (3-mo. CME Term SOFR + 1.46%), 6.88%, 10/20/30(a)(b)		187	185,770
College Ave Student Loans LLC, Series 2021-B, Class D, 3.78%, 06/25/52(b)		230	199,752
Cook Park CLO Ltd., Series 2018-1A, Class B, (3-mo. CME Term SOFR + 1.66%), 7.06%, 04/17/30(a)(b)		1,148	1,126,375
GoodLeap Sustainable Home Solutions Trust, Series 2021-3CS, Class A, 2.10%, 05/20/48(b)		5,401	3,958,887
Lendmark Funding Trust, Series 2021-2A, Class D, 4.46%, 04/20/32(b)		2,210	1,673,802
Madison Park Funding XIII Ltd., Series 2014-13A, Class BR2, (3-mo. CME Term SOFR + 1.76%), 7.16%, 04/19/30(a)(b)		900	893,435

Security		Par (000)	Value

United States (continued)
Mariner Finance Issuance Trust, Series 2020-AA, Class A, 2.19%, 08/21/34(b)	USD	4,666	$4,535,764
Navient Private Education Refi Loan Trust(b)
Series 2021-DA, Class A, (Prime - 1.99%), 6.51%, 04/15/60(a)		9,399	9,006,340
Series 2021-DA, Class B, 2.61%, 04/15/60		2,900	2,570,836
Series 2021-DA, Class C, 3.48%, 04/15/60		7,450	6,468,186
Series 2021-DA, Class D, 4.00%, 04/15/60		2,370	2,117,919
Nelnet Student Loan Trust(b)
Series 2021-A, Class D, 4.93%, 04/20/62		6,030	4,789,108
Series 2021-BA, Class C, 3.57%, 04/20/62		6,450	4,912,002
Series 2021-CA, Class C, 3.36%, 04/20/62		850	640,793
Oportun Issuance Trust(b)
Series 2021-B, Class A, 1.47%, 05/08/31		7,060	6,419,929
Series 2021-B, Class B, 1.96%, 05/08/31		1,340	1,212,917
Pagaya AI Debt Selection Trust, Series 2021-2, Class NOTE, 3.00%, 01/25/29(b)		3,604	3,482,561
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class A2R, (3-mo. CME Term SOFR + 2.06%), 7.44%, 08/23/31(a)(b)		610	599,778
Progress Residential, Series 2021-SFR3, Class F, 3.44%, 05/17/26(b)		2,736	2,380,287
Regional Management Issuance Trust, Series 2021-3, Class A, 3.88%, 10/17/33(d)		27,070	23,550,900
RRX Ltd., Series 2020-IA, Class A1, (3-mo. CME Term SOFR + 1.63%), 7.03%, 04/15/33(a)(b)		5,718	5,758,130
SLM Private Education Loan Trust, Series 2010-C, Class A5, (1-mo. Term SOFR + 4.86%), 10.20%, 10/15/41(a)(b)		11,767	12,349,530
SMB Private Education Loan Trust(b)
Series 2021-A, Class C, 2.99%, 01/15/53		10,872	8,885,102
Series 2021-C, Class B, 2.30%, 01/15/53		1,490	1,339,535
Series 2021-C, Class C, 3.00%, 01/15/53		1,010	837,548
Series 2021-C, Class D, 3.93%, 01/15/53		590	537,317

			117,459,379

Total Asset-Backed Securities — 1.2% (Cost: $213,528,617)			198,425,130

		Shares

Common Stocks

Argentina — 0.0%
MercadoLibre, Inc. (e)(f)		2,903	3,601,868

Australia — 0.5%
ANZ Group Holdings Ltd.		156,805	2,472,654
BHP Group Ltd., Class DI		376,890	10,668,803
CSL Ltd.		37,207	5,498,901
Glencore PLC		8,362,540	44,294,900
Medibank Pvt Ltd.		1,261,658	2,753,288
Metcash Ltd.		389,462	912,055
Northern Star Resources Ltd.		281,469	2,061,136
Origin Energy Ltd.		181,324	1,051,834
Pilbara Minerals Ltd.		436,954	1,026,403
Qantas Airways Ltd. (e)		361,358	1,132,100
Quintis HoldCo. Pty. Ltd. (d)(g)		43,735,802	277
South32 Ltd.		648,613	1,387,631
Wesfarmers Ltd.		121,814	3,919,221
WiseTech Global Ltd.		18,561	691,049
Woolworths Group Ltd.		233,981	5,237,610

			83,107,862

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Belgium — 0.0%
Ackermans & van Haaren NV	3,560	$528,492
KBC Group NV	58,218	3,204,019
UCB SA	8,981	656,870

		4,389,381

Brazil — 0.2%
Ambev SA	2,915,309	7,436,083
B3 SA - Brasil Bolsa Balcao	3,430,267	7,552,132
Cielo SA	5,151,128	3,596,365
Cosan SA	184,895	577,596
Embraer SA (e)	699,818	2,441,573
Engie Brasil Energia SA	52,596	409,981
Lojas Renner SA	1,512,202	3,677,215
Telefonica Brasil SA	235,971	2,117,385
TIM SA	285,141	857,954
Transmissora Alianca de Energia Eletrica SA	51,481	345,028

		29,011,312

Canada — 1.3%
Barrick Gold Corp.	293,191	4,683,022
BCE, Inc.	23,066	856,274
Brookfield Corp., Class A	61,993	1,806,034
Cameco Corp. (f)	739,244	30,242,472
Canadian National Railway Co.	80,842	8,553,774
Canadian Natural Resources Ltd.	57,990	3,682,423
Enbridge, Inc.	2,466,228	79,033,115
George Weston Ltd.	7,775	843,350
Loblaw Cos. Ltd.	10,576	864,994
Lululemon Athletica, Inc. (e)	16,710	6,575,051
Metro, Inc.	149,299	7,583,646
National Bank of Canada	35,783	2,224,778
Pembina Pipeline Corp.	211,156	6,498,748
Rogers Communications, Inc., Class B	58,472	2,166,426
Royal Bank of Canada	62,534	4,994,603
Shopify, Inc., Class A (e)	114,139	5,390,274
Suncor Energy, Inc.	1,102,345	35,699,523
Teck Resources Ltd., Class B	201,733	7,129,244
TELUS Corp.	31,793	512,631

		209,340,382

Cayman Islands — 0.0%
Crown PropTech Acquisitions, Class A (e)	108,245	1,145,232

China — 0.8%
Alibaba Group Holding Ltd. (e)	642,400	6,613,555
Anhui Gujing Distillery Co. Ltd., Class B	14,700	229,120
Baidu, Inc., Class A (e)	389,250	5,110,386
BOC Hong Kong Holdings Ltd.	183,000	483,951
BYD Co. Ltd., Class H	1,457,196	44,313,483
BYD Electronic International Co. Ltd.	29,000	121,061
China Construction Bank Corp., Class H	4,158,000	2,351,590
China Merchants Bank Co. Ltd., Class H	413,500	1,568,526
China Tower Corp. Ltd., Class H (b)	9,298,000	867,045
COSCO SHIPPING Energy Transportation Co. Ltd., Class A	101,700	199,746
Dongfang Electric Corp. Ltd., Class A	226,500	459,898
Foxconn Industrial Internet Co. Ltd., Class A	817,300	1,641,272
Hundsun Technologies, Inc., Class A	104,100	441,818
Industrial & Commercial Bank of China Ltd., Class H	1,291,000	618,705
JA Solar Technology Co. Ltd., Class A	222,600	679,651
JD.com, Inc., Class A	114,147	1,451,169
Kindstar Globalgene Technology, Inc. (b)(e)	7,490,500	1,474,121
Lenovo Group Ltd.	818,000	951,932
Li Auto, Inc., Class A (e)	429,900	7,271,169

Security	Shares	Value

China (continued)
LONGi Green Energy Technology Co. Ltd., Class A	1,128,000	$3,710,830
Meituan, Class B (b)(e)	206,770	2,930,966
Ningbo Deye Technology Co. Ltd., Class A	353,240	3,330,849
Nongfu Spring Co. Ltd., Class H (b)	152,600	869,170
NXP Semiconductors NV	23,641	4,076,418
PetroChina Co. Ltd., Class H	2,716,000	1,772,775
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	336,500	776,457
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	28,400	1,106,336
Shenzhen Transsion Holdings Co. Ltd., Class A	83,406	1,527,634
Tencent Holdings Ltd.	862,800	31,931,132
Trip.com Group Ltd. (e)	67,200	2,290,285
Want Want China Holdings Ltd.	590,000	366,602
Wilmar International Ltd.	429,400	1,116,347
Yum China Holdings, Inc.	45,446	2,388,642
Zhongji Innolight Co. Ltd., Class A	185,000	2,221,285

		137,263,926

Denmark — 0.3%
AP Moller - Maersk A/S, Class B	2,812	4,685,441
Novo Nordisk A/S, Class B	466,699	45,025,349

		49,710,790

Finland — 0.1%
Elisa OYJ	70,044	2,970,472
Kesko OYJ, B Shares	21,817	368,958
Kone OYJ, Class B	91,117	3,945,673

		7,285,103

France — 2.6%
Accor SA	513,215	16,372,893
AXA SA	315,669	9,353,407
BNP Paribas SA	1,339,786	77,043,062
Bollore SE	154,218	841,883
Carrefour SA	75,656	1,326,360
Cie de Saint-Gobain	770,828	41,959,374
Dassault Systemes SE	142,331	5,863,094
EssilorLuxottica SA	309,855	56,109,608
Hermes International	6,048	11,284,510
Kering SA	50,879	20,692,566
La Francaise des Jeux SAEM (b)	82,581	2,663,810
L’Oreal SA	22,074	9,278,374
LVMH Moet Hennessy Louis Vuitton SE	97,907	70,094,592
Sanofi SA	225,662	20,491,517
Schneider Electric SE	16,952	2,608,189
SCOR SE	41,985	1,253,439
Societe Generale SA	126,592	2,844,747
Teleperformance	9,649	1,110,037
TotalEnergies SE	410,675	27,456,701
Vinci SA	402,964	44,557,509

		423,205,672

Germany — 1.5%
Allianz SE, Registered Shares	18,385	4,306,548
BASF SE	37,223	1,719,969
Bayerische Motoren Werke AG	139,445	12,968,986
Carl Zeiss Meditec AG	14,726	1,278,695
Commerzbank AG	1,381,086	14,895,779
Continental AG, Class A	3,357	219,175
Deutsche Lufthansa AG, Registered Shares (e)	230,053	1,613,125
Fresenius SE & Co. KGaA	24,210	622,760
LANXESS AG	55,708	1,276,525
Mercedes-Benz Group AG, Registered Shares	474,906	27,940,739

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Merck KGaA	38,266	$5,779,635
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	7,922	3,179,162
Rational AG	166	94,409
SAP SE	533,489	71,558,122
SAP SE, ADR (f)	64,922	8,699,548
Scout24 SE (b)	24,164	1,486,571
Siemens AG, Registered Shares	572,518	75,972,479
Symrise AG, Class A	56,832	5,807,621
Telefonica Deutschland Holding AG	1,033,879	1,757,672
thyssenkrupp AG	558,285	3,891,055
Zalando SE (b)(e)	258,688	6,050,836

		251,119,411

Hong Kong — 0.3%
AIA Group Ltd.	4,105,800	35,653,958
ASMPT Ltd.	126,900	1,074,786
CK Asset Holdings Ltd.	126,500	632,288
Hang Seng Bank Ltd.	77,500	886,064
Hongkong Land Holdings Ltd.	196,100	621,974
MTR Corp. Ltd.	269,500	1,007,441
Orient Overseas International Ltd.	164,000	2,068,006
SITC International Holdings Co. Ltd.	645,000	993,561
WH Group Ltd. (b)	1,114,000	665,317

		43,603,395

India — 0.1%
Bajaj Auto Ltd.	32,731	2,087,937
Eicher Motors Ltd.	23,442	927,787
HCL Technologies Ltd.	38,654	592,892
Indian Oil Corp. Ltd.	577,611	622,224
Kotak Mahindra Bank Ltd.	60,488	1,264,491
Tata Consultancy Services Ltd.	16,072	650,652
Think & Learn Private Ltd., (Acquired 12/11/20, Cost: $8,580,000) (d)(h)	5,720	1,198,772

		7,344,755

Indonesia — 0.0%
Bank Central Asia Tbk PT	4,671,400	2,573,570

Ireland — 0.1%
Allegion PLC	6,973	685,864
CRH PLC	12,583	675,290
Experian PLC	79,053	2,398,372
Kingspan Group PLC	96,492	6,493,801
Medtronic PLC	41,629	2,937,342
Seagate Technology Holdings PLC	63,257	4,317,290

		17,507,959

Israel — 0.3%
Nice Ltd., ADR (e)(f)	274,118	42,310,113

Italy — 0.6%
Enel SpA	377,680	2,397,354
Ferrari NV	75,737	22,925,885
FinecoBank Banca Fineco SpA	129,909	1,532,490
Intesa Sanpaolo SpA	13,508,610	35,200,614
Snam SpA	448,635	2,057,234
UniCredit SpA	1,334,572	33,457,203

		97,570,780

Japan — 4.2%
AGC, Inc.	9,200	312,976
Alfresa Holdings Corp.	59,900	948,851
ANA Holdings, Inc. (e)	37,200	730,305
Aozora Bank Ltd. (f)	89,100	1,817,345

Security	Shares	Value

Japan (continued)
Astellas Pharma, Inc.	471,550	$5,965,046
BayCurrent Consulting, Inc.	125,000	3,138,343
Bridgestone Corp.	80,700	3,054,108
Capcom Co. Ltd.	900	28,970
Chugai Pharmaceutical Co. Ltd.	27,200	806,659
Coca-Cola Bottlers Japan Holdings, Inc.	42,900	575,227
East Japan Railway Co.	6,300	327,205
FANUC Corp.	1,603,500	39,793,091
FUJIFILM Holdings Corp.	200,900	10,988,780
Heiwa Corp.	23,200	328,403
Honda Motor Co. Ltd.	3,329,700	34,125,336
Hoya Corp.	309,050	29,751,808
Ito En Ltd.	22,800	740,896
Japan Airlines Co. Ltd.	3,156,600	58,030,232
Japan Post Bank Co. Ltd.	191,400	1,774,125
Jeol Ltd.	17,200	485,614
JFE Holdings, Inc.	147,300	2,052,311
Kakaku.com, Inc.	167,900	1,619,309
Kamigumi Co. Ltd.	29,700	602,511
Kawasaki Heavy Industries Ltd.	85,600	1,889,349
Kawasaki Kisen Kaisha Ltd.	57,600	1,975,102
Kewpie Corp.	41,400	718,569
Keyence Corp.	167,729	64,930,990
Komatsu Ltd.	860,000	19,759,691
Kose Corp.	242,500	16,065,863
Kusuri no Aoki Holdings Co. Ltd.	8,400	550,348
Kyocera Corp.	19,100	941,466
Kyushu Railway Co.	130,700	2,672,331
Lixil Corp.	201,000	2,203,979
M3, Inc.	72,900	1,122,747
Makita Corp.	88,100	2,277,106
Mani, Inc.	32,500	442,110
Marubeni Corp.	183,100	2,677,247
Mazda Motor Corp.	175,700	1,698,314
Medipal Holdings Corp.	36,600	615,355
MEIJI Holdings Co. Ltd.	41,800	1,028,865
Mitsubishi Electric Corp.	222,000	2,545,565
Mitsubishi Heavy Industries Ltd.	43,200	2,225,001
Mitsubishi Motors Corp.	773,000	2,525,058
Mitsubishi UFJ Financial Group, Inc.	10,692,400	89,700,116
Mitsui & Co. Ltd.	1,098,100	39,909,528
Mitsui OSK Lines Ltd.	144,600	3,733,181
Money Forward, Inc. (e)	28,300	714,802
NET One Systems Co. Ltd.	71,000	1,083,667
NIDEC Corp.	20,400	729,595
Nihon M&A Center Holdings, Inc.	160,900	734,879
Nintendo Co. Ltd.	119,900	4,953,599
Nippon Paint Holdings Co. Ltd.	592,000	3,980,079
Nippon Steel Corp.	129,800	2,799,636
Nippon Yusen KK	277,400	6,787,213
Nomura Research Institute Ltd.	229,500	6,024,359
Oracle Corp. Japan	10,800	766,149
Otsuka Corp.	111,400	4,466,539
Panasonic Holdings Corp.	120,200	1,054,574
Pigeon Corp.	100,700	1,069,221
Rakus Co. Ltd.	389,100	4,844,537
Rohto Pharmaceutical Co. Ltd.	112,700	2,629,438
Santen Pharmaceutical Co. Ltd.	84,800	735,517
Sega Sammy Holdings, Inc.	142,500	2,228,638
Sekisui House Ltd.	82,000	1,605,785
SG Holdings Co. Ltd.	40,800	578,324
Shimano, Inc.	7,200	1,036,124
Shin-Etsu Chemical Co. Ltd.	144,600	4,324,027

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Shiseido Co. Ltd.	335,700	$10,646,883
Skylark Holdings Co. Ltd. (e)	75,500	1,113,911
SMC Corp.	87,500	40,404,258
SoftBank Corp.	73,100	826,531
Sojitz Corp.	97,000	2,014,241
Sompo Holdings, Inc.	37,700	1,633,162
Stanley Electric Co. Ltd.	69,200	1,106,825
Sumitomo Mitsui Financial Group, Inc.	71,200	3,432,408
Suzuken Co. Ltd.	23,300	713,674
Sysmex Corp.	702,500	33,651,719
Takeda Pharmaceutical Co. Ltd.	242,900	6,593,454
Terumo Corp.	37,000	1,012,253
Tokyo Electron Ltd.	101,100	13,359,117
TOTO Ltd.	70,300	1,695,045
Toyota Motor Corp.	2,927,400	51,211,172
Yakult Honsha Co. Ltd.	20,700	487,794
ZOZO, Inc.	253,800	4,825,942

		688,080,423

Jordan — 0.0%
Hikma Pharmaceuticals PLC	32,117	744,136

Luxembourg — 0.0%
ArcelorMittal SA	158,904	3,516,108

Mexico — 0.1%
Fibra Uno Administracion SA de CV	1,351,516	2,051,750
Fomento Economico Mexicano SAB de CV	194,747	2,204,231
Grupo Aeroportuario del Sureste SAB de CV, Class B	66,629	1,435,947
Grupo Financiero Banorte SAB de CV, Class O	285,667	2,318,420
Wal-Mart de Mexico SAB de CV	1,658,573	5,936,420

		13,946,768

Netherlands — 2.4%
ABN AMRO Bank NV (b)	631,231	8,501,800
ASML Holding NV	189,637	113,994,680
BE Semiconductor Industries NV	26,591	2,746,842
ING Groep NV, Series N	8,163,467	104,659,933
Koninklijke Ahold Delhaize NV	162,291	4,805,726
Koninklijke Vopak NV	164,651	5,551,555
Prosus NV (e)	90,406	2,528,257
Shell PLC	3,370,033	110,090,997
Shell PLC, ADR	628,865	40,964,266
Wolters Kluwer NV	16,487	2,115,381

		395,959,437

Norway — 0.1%
Equinor ASA	301,098	10,093,767
Norsk Hydro ASA	251,680	1,435,257

		11,529,024

Peru — 0.0%
Credicorp Ltd.	10,371	1,295,960
Southern Copper Corp.	30,359	2,152,453

		3,448,413

Saudi Arabia — 0.0%
Dr Sulaiman Al Habib Medical Services Group Co.	12,173	817,643
Saudi Arabian Oil Co. (b)	59,559	529,143
Saudi Telecom Co.	167,452	1,715,396

		3,062,182

Security	Shares	Value

Singapore — 0.1%
DBS Group Holdings Ltd.	23,900	$574,157
Genting Singapore Ltd.	2,298,200	1,443,855
Keppel Corp. Ltd.	202,500	919,217
Keppel REIT (i)	47,920	27,825
NetLink NBN Trust	406,900	246,726
Oversea-Chinese Banking Corp. Ltd.	180,700	1,675,290
Seatrium Ltd. (e)	9,011,974	738,072
Singapore Airlines Ltd.	180,500	805,980
Singapore Technologies Engineering Ltd.	445,900	1,224,110
Singapore Telecommunications Ltd.	958,400	1,665,387
Venture Corp. Ltd.	91,600	782,110

		10,102,729

South Africa — 0.0%
Anglo American Platinum Ltd.	22,358	747,016
Anglo American PLC	78,727	2,005,931
Capitec Bank Holdings Ltd.	21,241	1,887,362
Kumba Iron Ore Ltd.	79,506	2,106,594

		6,746,903

South Korea — 0.6%
Amorepacific Corp.	175,946	16,515,364
DB Insurance Co. Ltd.	12,328	802,046
Fila Holdings Corp.	20,577	544,862
GS Engineering & Construction Corp.	86,904	850,608
Hana Financial Group, Inc.	27,771	807,491
Hanwha Aerospace Co. Ltd.	34,074	2,561,717
HD Hyundai Infracore Co. Ltd.	779,900	3,869,708
Hyundai Marine & Fire Insurance Co. Ltd.	25,313	590,475
Hyundai Motor Co.	10,428	1,313,762
KB Financial Group, Inc.	209,703	7,993,509
Kia Corp.	31,912	1,823,178
Korea Shipbuilding & Offshore Engineering Co. Ltd. (e)	7,048	472,801
Meritz Financial Group, Inc.	71,638	2,666,196
NCSoft Corp.	19,306	3,335,437
Samsung C&T Corp.	30,777	2,433,404
Samsung Electronics Co. Ltd.	153,718	7,651,295
Samsung Fire & Marine Insurance Co. Ltd.	22,879	4,374,978
SK Hynix, Inc.	349,941	30,389,611

		88,996,442

Spain — 0.4%
Aena SME SA (b)	8,693	1,261,360
Banco Santander SA	1,054,009	3,876,575
Cellnex Telecom SA (b)	2,027,108	59,589,056
Endesa SA	45,024	847,112
Industria de Diseno Textil SA	127,493	4,400,799
Repsol SA	90,133	1,319,741

		71,294,643

Sweden — 0.3%
Assa Abloy AB, Class B	923,933	19,693,700
Atlas Copco AB, A Shares	248,173	3,213,597
Epiroc AB, Class A	91,334	1,504,702
Evolution AB (b)	37,241	3,318,374
Hexagon AB, B Shares	141,159	1,150,394
Industrivarden AB, A Shares	44,476	1,150,834
Nibe Industrier AB, B Shares	655,832	3,777,174
SKF AB, B Shares	458,307	7,430,284
SSAB AB, B Shares	64,539	374,198
Telefonaktiebolaget LM Ericsson, B Shares	114,651	513,605

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Telia Co. AB	2,165,402	$4,590,534
Volta Trucks, Series C, (Acquired 02/22/22, Cost: $3,635,023) (d)(h)	30,817	—
Volvo Car AB, Class B (e)	170,844	589,257

		47,306,653

Switzerland — 1.8%
Alcon, Inc.	703,316	50,340,637
Barry Callebaut AG, Registered Shares	569	862,716
Clariant AG, Registered Shares	236,477	3,359,846
Coca-Cola HBC AG, Class DI	105,520	2,739,474
Flughafen Zurich AG, Registered Shares	5,023	938,607
Geberit AG, Registered Shares	1,506	701,214
Holcim AG	89,256	5,518,499
Julius Baer Group Ltd.	28,252	1,674,261
Kuehne and Nagel International AG, Registered Shares	27,047	7,293,592
Lonza Group AG, Registered Shares	28,951	10,138,754
Nestle SA, Registered Shares	1,222,498	131,832,627
Novartis AG, Registered Shares	226,706	21,224,115
PSP Swiss Property AG, Registered Shares	10,484	1,289,943
STMicroelectronics NV	107,802	4,109,422
Swisscom AG, Registered Shares	736	441,003
TE Connectivity Ltd.	352,663	41,561,334

		284,026,044

Taiwan — 0.6%
Acer, Inc.	701,000	740,877
ASE Technology Holding Co. Ltd.	381,000	1,333,873
Asustek Computer, Inc.	389,000	4,078,715
Chunghwa Telecom Co. Ltd.	794,000	2,839,773
Compal Electronics, Inc.	3,048,000	2,651,255
Eva Airways Corp.	5,510,000	4,672,556
Far EasTone Telecommunications Co. Ltd.	483,000	1,131,390
Lite-On Technology Corp.	696,000	2,167,003
MediaTek, Inc.	79,000	2,061,849
Novatek Microelectronics Corp.	43,000	605,572
Quanta Computer, Inc.	1,592,000	9,399,654
Taiwan Mobile Co. Ltd.	323,000	954,551
Taiwan Semiconductor Manufacturing Co. Ltd.	3,764,000	61,475,553
Wistron Corp.	825,000	2,300,512
Wiwynn Corp.	21,000	995,046

		97,408,179

United Arab Emirates(d) — 0.0%
Jawbone Health Hub, Inc., (Acquired 01/24/17, Cost: $0) (h)	1,518,232	15
NMC Health PLC (e)	1,077,976	13

		28

United Kingdom — 2.3%
AstraZeneca PLC	426,919	53,451,799
AstraZeneca PLC, ADR	359,896	22,756,224
Auto Trader Group PLC (b)	753,500	5,699,661
BAE Systems PLC	4,971,021	66,842,152
Barclays PLC	1,570,376	2,520,525
BP PLC	726,231	4,434,376
British American Tobacco PLC	87,851	2,624,321
Burberry Group PLC	216,578	4,463,683
CNH Industrial NV	385,499	4,272,091
Compass Group PLC	1,373,523	34,628,379
Direct Line Insurance Group PLC (e)	696,402	1,283,995
Dowlais Group PLC	471,875	574,500
Ferguson PLC	17,074	2,564,579

Security	Shares	Value

United Kingdom (continued)
Genius Sports Ltd. (e)	635,957	$3,103,470
GSK PLC	177,484	3,163,965
Kingfisher PLC	497,779	1,271,086
Legal & General Group PLC	407,169	1,049,072
London Stock Exchange Group PLC	105,334	10,627,677
NatWest Group PLC	1,240,131	2,698,297
Pearson PLC	397,160	4,597,414
Prudential PLC	260,442	2,723,281
RELX PLC	1,061,764	37,084,963
Rightmove PLC	77,484	446,821
Spirax-Sarco Engineering PLC	125,739	12,550,457
Standard Chartered PLC	110,893	850,253
Tesco PLC	478,306	1,569,589
Teya Services Ltd., (Acquired 11/16/21, Cost: $10,172,087) (d)(h)	5,237	2,197,288
Unilever PLC	1,878,849	88,983,454

		379,033,372

United States — 37.2%
3M Co.	86,658	7,881,545
Abbott Laboratories (j)	752,495	71,148,402
AbbVie, Inc. (j)	29,002	4,094,502
Adobe, Inc. (e)	27,130	14,434,788
Advanced Micro Devices, Inc. (e)	540,730	53,261,905
AES Corp.	280,747	4,183,130
Air Products and Chemicals, Inc.	193,994	54,791,665
Albemarle Corp.	196,423	24,902,508
Allstate Corp.	5,526	708,046
Alphabet, Inc., Class C (e)	2,135,576	267,587,673
Altria Group, Inc.	60,722	2,439,203
Amazon.com, Inc. (e)(j)	1,690,268	224,957,768
American Airlines Group, Inc. (e)	117,526	1,310,415
American International Group, Inc.	32,225	1,975,715
American Tower Corp.	275,745	49,135,002
American Water Works Co., Inc.	44,355	5,218,366
Amgen, Inc.	14,373	3,675,176
Amphenol Corp., Class A	10,875	875,981
Analog Devices, Inc.	5,556	874,125
ANSYS, Inc. (e)	85,314	23,739,474
Aon PLC, Class A	4,421	1,367,857
APA Corp.	36,502	1,449,859
Apple, Inc. (j)	1,853,666	316,550,543
Applied Materials, Inc.	401,493	53,137,599
Aptiv PLC (e)	323,238	28,186,354
Archer-Daniels-Midland Co.	646,658	46,281,313
Assurant, Inc.	12,818	1,908,600
Astra Space, Inc.	49,905	39,864
AT&T, Inc.	343,145	5,284,433
Atlassian Corp., Class A (e)	20,733	3,745,209
Autodesk, Inc. (e)	67,228	13,286,270
AutoZone, Inc. (e)	730	1,808,305
Ball Corp.	23,107	1,112,602
Berkshire Hathaway, Inc., Class B (e)	25,682	8,766,037
Boeing Co. (e)	25,589	4,780,537
BOK Financial Corp.	5,727	375,233
Booking Holdings, Inc. (e)	8,530	23,794,947
Boston Scientific Corp. (e)	1,755,000	89,838,450
Boyd Gaming Corp.	7,527	415,867
Broadcom, Inc.	4,640	3,903,957
Bunge Ltd.	441,508	46,791,018
Cadence Design Systems, Inc. (e)	155,073	37,194,259
California Resources Corp.	81,302	4,275,672
Campbell Soup Co.	23,357	943,856

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares		Value

United States (continued)
Cardinal Health, Inc.	32,647		$2,970,877
Centene Corp. (e)	185,699		12,809,517
CF Industries Holdings, Inc.	540,314		43,106,251
CH Robinson Worldwide, Inc.	12,401		1,014,774
Charter Communications, Inc., Class A (e)	82,839		33,367,549
Cheniere Energy, Inc.	42,655		7,098,645
Chesapeake Energy Corp.	14,795		1,273,554
Chevron Corp.	46,882		6,832,114
Chubb Ltd.	312,197		67,003,720
Cigna Group	7,720		2,387,024
Cintas Corp.	9,497		4,816,119
Cisco Systems, Inc.	151,179		7,880,961
Citigroup, Inc.	192,497		7,601,707
Clorox Co.	60,506		7,121,556
CME Group, Inc., Class A	29,313		6,257,153
Coca-Cola Co.	186,004		10,507,366
Colgate-Palmolive Co.	72,923		5,477,976
Comcast Corp., Class A	887,276		36,635,626
ConocoPhillips	464,039		55,127,833
Constellation Brands, Inc., Class A	46,910		10,983,976
Costco Wholesale Corp.	138,617		76,577,575
Coterra Energy, Inc.	18,004		495,110
Crowdstrike Holdings, Inc., Class A (e)(f)	132,222		23,372,883
Crown Holdings, Inc.	20,542		1,655,685
Crown PropTech Acquisitions (d)	227,312		147,753
Cummins, Inc.	8,602		1,860,613
Customers Bancorp, Inc. (e)	5,002		201,130
CVS Health Corp.	61,712		4,258,745
D.R. Horton, Inc.	102,042		10,653,185
Datadog, Inc., Class A (e)	358,002		29,166,423
Davidson Kempner Merchant Co-investment Fund LP, (Acquired 04/01/21, Cost: $4,809,288) (h)(k)	—	(l)	23,823,481
Deere & Co.	6,366		2,325,882
Dell Technologies, Inc., Class C	91,033		6,091,018
Delta Air Lines, Inc.	548,815		17,150,469
DENTSPLY SIRONA, Inc.	37,909		1,152,813
Dexcom, Inc. (e)	215,416		19,135,403
Dollar Tree, Inc. (e)	17,444		1,937,854
Duke Energy Corp.	29,798		2,648,744
eBay, Inc.	54,035		2,119,793
Ecolab, Inc.	12,860		2,157,136
Edison International	67,004		4,225,272
Edwards Lifesciences Corp. (e)	372,418		23,730,475
Electronic Arts, Inc.	40,280		4,986,261
Element Solutions, Inc.	183,943		3,353,281
Eli Lilly & Co.	144,893		80,260,579
Enterprise Products Partners LP	171,445		4,464,428
EOG Resources, Inc.	80,050		10,106,312
Epic Games, Inc., (Acquired 07/02/20, Cost: $23,484,725) (d)(h)	40,843		25,956,952
EQT Corp.	162,499		6,886,708
Equitrans Midstream Corp.	26,969		239,215
Equity Residential	126,863		7,019,330
Estee Lauder Cos., Inc., Class A	42,526		5,480,326
Etsy, Inc. (e)	26,435		1,646,901
Eversource Energy	132,767		7,141,537
Expedia Group, Inc. (e)	12,605		1,201,130
Exxon Mobil Corp.	23,257		2,461,753
F5, Inc. (e)	270,092		40,943,246
Fair Isaac Corp. (e)	6,479		5,480,392
Fanatics Holdings, Inc., (Acquired 12/15/21, Cost: $40,652,984) (d)(h)	599,248		38,987,075
Fastenal Co.	79,719		4,650,806

Security	Shares		Value

United States (continued)
FedEx Corp.	7,755		$1,861,976
Fidelity National Information Services, Inc.	205,622		10,098,096
First Citizens BancShares, Inc., Class A	2,262		3,123,234
First Solar, Inc. (e)	2,783		396,438
Floor & Decor Holdings, Inc., Class A (e)(f)	147,227		12,131,505
Ford Motor Co.	565,382		5,512,475
Formentera Partners Fund II LP (d)(k)	—	(l)	5,980,616
Fortinet, Inc. (e)	530,322		30,318,509
Fortive Corp.	988,354		64,519,749
FQT Private (d)	2,439,185		3,170,941
Franklin Resources, Inc.	235,267		5,361,735
Freeport-McMoRan, Inc. (j)	1,211,707		40,931,462
General Dynamics Corp.	47,591		11,484,184
General Mills, Inc.	24,853		1,621,410
General Motors Co.	402,375		11,346,975
Genuine Parts Co.	2,040		262,874
Gilead Sciences, Inc.	128,018		10,054,534
Goldman Sachs Group, Inc.	32,868		9,979,053
Grand Rounds, Inc., (Acquired 02/11/22, Cost: $31,181,561) (d)(h)	11,562,554		12,025,056
Hartford Financial Services Group, Inc.	75,716		5,561,340
Hawkeye 360(d)	561,818		5,056,362
HCA Healthcare, Inc.	57,696		13,047,373
Healthpeak Properties, Inc.	332,282		5,166,985
Hershey Co.	4,106		769,259
Hilton Worldwide Holdings, Inc.	139,737		21,174,348
Home Depot, Inc.	23,726		6,754,555
Hormel Foods Corp.	23,061		750,636
Humana, Inc.	224,657		117,650,624
iHeartMedia, Inc., Class A (e)	10,778		25,328
Illinois Tool Works, Inc.	8,489		1,902,555
Incyte Corp. (e)	13,868		747,901
Informatica, Inc., Class A (e)(f)	332,850		6,384,063
Ingersoll Rand, Inc.	644,801		39,126,525
Insulet Corp. (e)	43,819		5,809,085
International Paper Co.	232,708		7,849,241
Intuit, Inc.	48,161		23,837,287
Intuitive Surgical, Inc. (e)	168,013		44,056,369
Invesco Ltd.	515,755		6,689,342
Invesco Municipal Opportunity Trust	104,269		840,408
Invesco Municipal Trust	103,480		841,292
Invesco Quality Municipal Income Trust	102,702		838,048
Invesco Trust for Investment Grade Municipals	105,128		875,716
Invesco Value Municipal Income Trust	87,571		875,710
J M Smucker Co.	8,470		964,225
Johnson & Johnson	321,347		47,668,614
Johnson Controls International PLC	31,977		1,567,513
JPMorgan Chase & Co.	713,702		99,247,400
Kellanova	40,548		2,046,458
Kenvue, Inc.	1,157,743		21,534,020
Keysight Technologies, Inc. (e)	78,827		9,620,835
Kimberly-Clark Corp.	34,440		4,120,402
Kinder Morgan, Inc.	122,139		1,978,652
KLA Corp.	57,529		27,021,371
Lam Research Corp.	14,874		8,749,184
Las Vegas Sands Corp.	251,179		11,920,955
Latch, Inc.	520,854		479,186
Lennar Corp., Class A	127,191		13,568,736
Liberty Media Corp.-Liberty Live, Class A	114,241		3,568,889
Liberty Media Corp.-Liberty Live, Class C (e)	110,372		3,517,556
Linde PLC	23,145		8,845,093
Lions Gate Entertainment Corp., Class A (e)	348,561		2,739,689
LKQ Corp.	450,859		19,801,727

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Lockheed Martin Corp.	140,074	$63,683,243
Lookout, Inc., (Acquired 03/04/15, Cost: $2,002,652) (d)(h)	175,316	375,176
LPL Financial Holdings, Inc.	381,183	85,583,207
M/I Homes, Inc. (e)	49,830	4,089,548
Marathon Oil Corp.	104,291	2,848,187
Marathon Petroleum Corp.	45,556	6,890,345
MarketAxess Holdings, Inc.	22,318	4,770,473
Marsh & McLennan Cos., Inc.	726,131	137,710,744
Marvell Technology, Inc.	104,382	4,928,918
Masco Corp.	234,226	12,200,832
Masimo Corp. (e)	37,246	3,021,768
Mastercard, Inc., Class A	344,734	129,740,641
McCormick & Co., Inc.	83,133	5,312,199
McDonald’s Corp.	176,514	46,276,675
McKesson Corp.	9,834	4,478,010
Merck & Co., Inc.	791,114	81,247,408
Meta Platforms, Inc., Class A (e)	91,002	27,416,173
MetLife, Inc.	84,005	5,041,140
Mettler-Toledo International, Inc. (e)	11,681	11,508,121
MGM Resorts International	506,554	17,688,866
Microchip Technology, Inc.	33,900	2,416,731
Micron Technology, Inc.	527,962	35,304,819
Microsoft Corp. (j)	1,412,150	477,462,036
Mirion Technologies, Inc., Class A	2,672,710	18,521,880
Mirion Technologies, Inc., Class A (e)	223,121	1,546,229
Moderna, Inc. (e)	25,887	1,966,377
Moody’s Corp.	23,159	7,132,972
Morgan Stanley	28,806	2,040,041
Mr. Cooper Group, Inc. (e)	106,908	6,043,509
MSCI, Inc.	10,910	5,144,611
Mythic AI, Inc., Series C, (Acquired 01/26/21, Cost: $6,129,221) (d)(h)	8,922	—
Nasdaq, Inc.	224,028	11,111,789
Netflix, Inc. (e)	25,075	10,323,127
New York Community Bancorp, Inc.	118,280	1,121,294
NextEra Energy, Inc.	920,567	53,669,056
NIKE, Inc., Class B	115,947	11,915,873
Northrop Grumman Corp.	194,788	91,828,907
Nucor Corp.	26,916	3,977,916
Nuveen Municipal Value Fund, Inc.	162,024	1,294,572
NVIDIA Corp. (j)	262,998	107,250,584
NVR, Inc. (e)	195	1,055,461
Omnicom Group, Inc.	35,951	2,693,089
Opendoor Technologies, Inc. (e)	744,088	1,413,767
O’Reilly Automotive, Inc. (e)	1,156	1,075,589
Otis Worldwide Corp.	112,294	8,670,220
PACCAR, Inc.	56,706	4,679,946
Palo Alto Networks, Inc. (e)	115,609	28,095,299
Park Hotels & Resorts, Inc.	134,442	1,550,116
Paycom Software, Inc.	31,161	7,633,510
Peloton Interactive, Inc., Class A (e)	511,875	2,436,525
PepsiCo, Inc.	107,835	17,607,299
Pfizer, Inc.	1,026,207	31,360,886
Phillips 66	33,954	3,873,133
Pioneer Natural Resources Co.	22,190	5,303,410
Playstudios, Inc., Class A	831,348	2,352,715
Progressive Corp.	327,014	51,697,643
Proof Acquisition Corp. (d)	108,512	422,112
Regeneron Pharmaceuticals, Inc. (e)	3,828	2,985,419
ResMed, Inc.	7,964	1,124,676

Security	Shares	Value

United States (continued)
Roche Holding AG	119,925	$30,905,819
Rockwell Automation, Inc.	171,943	45,188,340
Rollins, Inc.	319,974	12,034,222
Royal Caribbean Cruises Ltd. (e)	83,574	7,081,225
RTX Corp.	82,220	6,691,886
RXO, Inc. (e)	51,978	910,135
S&P Global, Inc.	64,243	22,440,722
Salesforce, Inc. (e)	320,432	64,352,359
Sarcos Technology & Robotics Corp.	635,290	326,879
Schlumberger NV	177,457	9,877,257
Sempra	1,337,907	93,693,627
Skyworks Solutions, Inc.	37,659	3,266,542
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $1,060,929) (d)(h)	70,636	653,383
Sonder Holdings, Inc., Class A	41,535	313,174
Space Exploration Technologies Crop(d)(h)	208,115	16,857,315
Starbucks Corp.	370,183	34,145,680
Sun Country Airlines Holdings, Inc.	963,151	12,540,226
Symbotic Corp., Class A	9,365	318,691
Synchrony Financial	130,790	3,668,660
T Rowe Price Group, Inc.	33,205	3,005,053
Tapestry, Inc.	214,483	5,911,151
Teleflex, Inc.	7,775	1,436,431
Tesla, Inc. (e)	371,042	74,520,075
Texas Instruments, Inc.	1,427	202,648
Thermo Fisher Scientific, Inc.	154,450	68,694,726
TJX Cos., Inc.	542,955	47,818,047
TransDigm Group, Inc. (e)	14,130	11,700,912
Transocean Ltd. (e)	1,140,594	7,550,732
Travelers Cos., Inc.	30,656	5,133,041
U.S. Steel Corp.	142,064	4,814,549
Uber Technologies, Inc. (e)	104,603	4,527,218
United Airlines Holdings, Inc. (e)	625,905	21,912,934
United Parcel Service, Inc., Class B	254,708	35,977,505
UnitedHealth Group, Inc.	268,402	143,745,375
Universal Health Services, Inc., Class B	22,900	2,882,881
Ursa Major Technologies, Inc., Series D, (Acquired 10/14/22, Cost: $1,326,169) (d)(h)	200,098	662,324
Valero Energy Corp.	377,290	47,915,830
Veralto Corp. (e)	199,325	13,753,425
VeriSign, Inc. (e)	94,072	18,782,416
Verisk Analytics, Inc.	83,851	19,064,363
Verizon Communications, Inc.	213,202	7,489,786
Vertex Pharmaceuticals, Inc. (e)	1,343	486,314
Viatris, Inc.	237,610	2,114,729
VICI Properties, Inc.	180,656	5,040,302
Visa, Inc., Class A	166,639	39,176,829
Vulcan Materials Co.	173,200	34,032,068
Walmart, Inc.	489,694	80,020,897
Walt Disney Co. (e)	680,651	55,534,315
WEC Energy Group, Inc.	51,293	4,174,737
Williams Cos., Inc.	55,881	1,922,306
Willis Towers Watson PLC	35,059	8,270,068
Wynn Resorts Ltd.	28,143	2,470,393
Xcel Energy, Inc.	86,765	5,142,562
Yum! Brands, Inc.	11,608	1,402,943

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Shares	Value

United States (continued)
Zoetis, Inc., Class A		126,324	$19,832,868
Zscaler, Inc. (e)		97,772	15,515,439

			6,063,452,827

Total Common Stocks — 58.8% (Cost: $7,805,068,992)			9,578,745,822

		Par (000)

Corporate Bonds

Australia — 0.5%
Mineral Resources Ltd., 9.25%, 10/01/28	USD	2,186	2,186,000
Oceana A Note(d)
12.00%, 08/31/25	AUD	6,515	4,117,498
12.50%, 08/31/26		9,773	6,164,785
12.50%, 08/31/27		16,288	10,254,799
Quintis Australia Pty. Ltd.(b)(d)(g)(m)
(12.00% PIK), 12.00%, 10/01/28	USD	82,685	8
(7.50% Cash or 8.00% PIK), 7.50%, 10/01/26		92,389	63,148,009

			85,871,099

Austria — 0.0%
Benteler International AG, 9.38%, 05/15/28	EUR	1,804	1,923,129
Suzano Austria GmbH, 3.13%, 01/15/32	USD	1,692	1,271,644

			3,194,773

Bahamas — 0.0%
Intercorp Peru Ltd., 3.88%, 08/15/29(b)		793	640,823

Belgium(c) — 0.0%
Anheuser-Busch InBev SA, 4.00%, 09/24/25	GBP	1,100	1,304,997
KBC Group NV, (1-year UK Government Bond + 0.92%), 1.25%, 09/21/27(a)		1,100	1,167,231

			2,472,228

Bermuda — 0.0%
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38(c)	USD	1,360	1,122,680

Brazil — 0.0%
Azul Secured Finance LLP, 11.93%, 08/28/28		2,007	1,941,371
Banco Votorantim SA, 4.50%, 09/24/24(c)		1,005	982,006
Braskem Netherlands Finance BV, (5-year CMT + 8.22%), 8.50%, 01/23/81(a)(b)		829	805,125
Minerva Luxembourg SA, 8.88%, 09/13/33		1,408	1,379,065

			5,107,567

British Virgin Islands(c) — 0.0%
HKT Capital No. 6 Ltd., 3.00%, 01/18/32		900	710,046
New Metro Global Ltd., 4.50%, 05/02/26		543	79,734

			789,780

Canada — 0.4%
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28(b)		801	795,593
First Quantum Minerals Ltd.(b)
7.50%, 04/01/25		3,786	3,530,824
6.88%, 03/01/26		2,480	2,175,580
6.88%, 10/15/27		5,094	4,291,695
8.63%, 06/01/31		600	505,500
Garda World Security Corp., 7.75%, 02/15/28(b)		798	767,421
HR Ottawa LP, 11.00%, 03/31/31(b)		49,069	47,187,552

Security		Par (000)	Value

Canada (continued)
Rogers Communications, Inc.
2.95%, 03/15/25	USD	7,694	$7,359,312
3.80%, 03/15/32		2,034	1,649,476
Toronto-Dominion Bank, 2.88%, 04/05/27(c)	GBP	1,100	1,215,090

			69,478,043

Cayman Islands — 0.2%
CK Hutchison International 23 Ltd.(c)
4.75%, 04/21/28	USD	480	461,400
4.88%, 04/21/33		405	369,222
Fantasia Holdings Group Co. Ltd., 9.88%, 10/19/23(c)(e)(n)		481	14,430
IHS Holding Ltd., 6.25%, 11/29/28(b)		1,030	754,424
Liberty Costa Rica Senior Secured Finance, 10.88%, 01/15/31(b)		837	811,848
MAF Global Securities Ltd., (5-year CMT + 3.54%), 6.38%(a)(c)(o)		829	788,586
Meituan, 3.05%, 10/28/30(c)		1,000	762,180
Melco Resorts Finance Ltd.(c)
4.88%, 06/06/25		300	281,910
5.38%, 12/04/29		1,234	977,007
MGM China Holdings Ltd.(c)
5.38%, 05/15/24		400	393,530
4.75%, 02/01/27		200	174,985
Sands China Ltd.
5.38%, 08/08/25		400	385,396
4.30%, 01/08/26		511	473,334
5.65%, 08/08/28		1,114	1,027,387
4.88%, 06/18/30		800	668,600
Seagate HDD Cayman(b)
8.25%, 12/15/29		5,187	5,271,169
8.50%, 07/15/31		3,134	3,189,042
9.63%, 12/01/32		5,055	5,388,711
Shelf Drilling North Sea Holdings Ltd., 10.25%, 10/31/25(b)		4,265	4,265,000
Transocean Titan Financing Ltd., 8.38%, 02/01/28(b)		1,405	1,410,690
Transocean, Inc., 8.75%, 02/15/30(b)		1,432	1,427,427
Vantage Drilling International, 9.50%, 02/15/28(b)		4,464	4,370,296
Wynn Macau Ltd., 5.63%, 08/26/28(c)		1,347	1,122,051

			34,788,625

Chile — 0.0%
Banco del Estado de Chile, 2.70%, 01/09/25(c)		282	268,949
Empresa Nacional del Petroleo
3.75%, 08/05/26(c)		1,161	1,072,021
6.15%, 05/10/33(b)		920	852,932
Engie Energia Chile SA, 3.40%, 01/28/30(c)		1,152	920,079
Kenbourne Invest SA, 6.88%, 11/26/24(b)		976	732,000

			3,845,981

China — 0.0%
Fantasia Holdings Group Co. Ltd.(e)(n)
11.75%, 04/17/22(c)		2,110	63,300
7.95%, 07/05/22		510	17,732
10.88%, 01/09/23		3,132	93,960
9.25%, 07/28/23(c)		902	27,060
Fortune Star BVI Ltd.(c)
6.85%, 07/02/24		732	659,298

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

China (continued)
Fortune Star BVI Ltd.(c) (continued) 5.00%, 05/18/26	USD	579	$379,245
RKPF Overseas Ltd., Series 2019-A, 6.00%, 09/04/25(c)		877	383,451

			1,624,046

Colombia — 0.1%
Ecopetrol SA
4.13%, 01/16/25		2,269	2,184,593
8.88%, 01/13/33		1,785	1,706,460
Millicom International Cellular SA, 5.13%, 01/15/28(c)		1,493	1,280,333
SURAAsset Management SA, 4.88%, 04/17/24(c)		2,153	2,121,976

			7,293,362

Dominican Republic — 0.0%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)		1,244	1,192,026

France — 0.3%
Altice France SA(c)
2.50%, 01/15/25	EUR	852	838,396
2.13%, 02/15/25		1,387	1,358,984
BNP Paribas SA(c)
3.38%, 01/23/26	GBP	1,100	1,263,256
1.88%, 12/14/27		1,100	1,136,418
(3-mo. EURIBOR + 1.80%), 2.13%, 01/23/27(a)	EUR	3,500	3,512,858
Forvia SE, 2.75%, 02/15/27(c)		12,215	11,729,161
Iliad Holding SASU, 5.13%, 10/15/26(c)		7,946	8,143,244
Sabena Technics Sas, (Acquired 10/28/22, Cost: $8,152,860), 8.96%, 09/30/29(d)(h)		8,303	8,785,407
Societe Generale SA, 1.88%, 10/03/24(c)	GBP	1,100	1,287,004
TotalEnergies Capital International SA, 1.66%, 07/22/26(c)		1,100	1,220,221

			39,274,949

Germany — 0.5%
Adler Pelzer Holding GmbH, 9.50%, 04/01/27(b)	EUR	16,806	16,461,732
APCOA Parking Holdings GmbH, (3-mo. EURIBOR + 5.00%), 8.97%, 01/15/27(a)(b)		9,529	9,931,398
Douglas GmbH
6.00%, 04/08/26(b)		8,152	8,204,409
6.00%, 04/08/26(c)		4,376	4,404,133
Kirk Beauty SUN GmbH, (8.25% Cash or 9.00% PIK), 8.25%, 10/01/26(c)(m)		8,072	7,857,644
Project Champion, 13.63%, 03/31/31(d)		10,150	10,190,142
TK Elevator Midco GmbH, 4.38%, 07/15/27(c)		12,215	11,696,849
Volkswagen Financial Services AG, 0.88%, 01/31/28(c)		3,928	3,585,112

			72,331,419

Hong Kong(c) — 0.0%
AIA Group Ltd.
4.95%, 04/04/33	USD	500	458,766
(5-year CMT + 1.76%), 2.70%(a)(o)		1,000	868,090
Bank of East Asia Ltd., (5-year CMT + 4.26%), 5.88%(a)(o)		471	402,898
Yanlord Land HK Co. Ltd., 5.13%, 05/20/26		464	230,645

			1,960,399

India — 0.0%
Indian Railway Finance Corp. Ltd., 3.25%, 02/13/30(c)		660	552,532
Power Finance Corp. Ltd., 4.50%, 06/18/29(c)		500	452,620

Security		Par (000)	Value

India (continued)
REC Ltd.(c)
2.75%, 01/13/27	USD	500	$447,615
5.63%, 04/11/28		300	290,565
REI Agro Ltd.(e)(n)
5.50%, 11/13/14		44,430	222,150
5.50%, 11/13/14(d)		8,271	1
ReNew Power Pvt Ltd., 5.88%, 03/05/27(c)		347	315,492
Shriram Finance Ltd., 4.40%, 03/13/24(c)		703	691,387

			2,972,362

Indonesia(c) — 0.0%
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26		722	663,337
Freeport Indonesia PT, 4.76%, 04/14/27		2,217	2,100,208
Pakuwon Jati Tbk PT, 4.88%, 04/29/28		225	197,827
Pertamina Geothermal Energy PT, 5.15%, 04/27/28		510	492,701
Pertamina Persero PT, 3.65%, 07/30/29		2,307	2,043,102
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33		392	372,194
Theta Capital Pte Ltd., 8.13%, 01/22/25		666	542,877

			6,412,246

Ireland(c) — 0.1%
Dell Bank International DAC, 0.50%, 10/27/26	EUR	1,880	1,787,270
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/28	GBP	5,479	5,568,004

			7,355,274

Isle of Man — 0.0%
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30	USD	1,869	1,464,829
Gohl Capital Ltd., 4.25%, 01/24/27(c)		1,362	1,244,936

			2,709,765

Israel — 0.0%
Energean Israel Finance Ltd., 8.50%, 09/30/33		1,075	936,458
Leviathan Bond Ltd., 6.75%, 06/30/30(b)(c)		414	339,778
Teva Pharmaceutical Finance Netherlands II BV, 3.75%, 05/09/27	EUR	3,952	3,798,911

			5,075,147

Italy — 0.5%
Azzurra Aeroporti SpA, 2.13%, 05/30/24(c)		16,182	16,786,447
Castor SpA(b)
6.00%, 02/15/29		2,764	2,431,387
(3-mo. EURIBOR + 5.25%), 9.10%, 02/15/29(a)		8,819	8,724,846
Forno d’Asolo SpA, (3-mo. EURIBOR + 5.50%), 9.47%, 04/30/27(a)(b)		21,390	20,369,489
Marcolin SpA, 6.13%, 11/15/26(b)		8,189	8,112,403
Shiba Bidco SpA, 4.50%, 10/31/28(b)		9,744	9,235,298
Taurus Law130 Securities Srl, (Acquired 07/14/23, Cost: $11,050,097), 7.04%, 08/15/27(d)(h)		10,181	10,404,225

			76,064,095

Japan — 0.1%
Mitsubishi UFJ Financial Group, Inc., 8.20%, 12/31/79	USD	525	533,223
Nippon Life Insurance Co., 6.25%, 09/13/53		500	480,934
Nissan Motor Co. Ltd., 2.65%, 03/17/26(c)	EUR	2,157	2,174,953
Rakuten Group, Inc., 10.25%, 11/30/24(b)	USD	1,960	1,979,626

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Japan (continued)
Sumitomo Mitsui Financial Group, Inc., 5.72%, 09/14/28	USD	500	$489,321
Takeda Pharmaceutical Co. Ltd., 2.25%, 11/21/26(c)	EUR	3,388	3,411,086

			9,069,143

Jersey — 0.0%
Aptiv PLC/Aptiv Corp., 3.25%, 03/01/32	USD	2,034	1,630,105

Luxembourg — 0.2%
Becton Dickinson Euro Finance SARL, 3.55%, 09/13/29	EUR	5,830	5,993,076
Herens Midco SARL, 5.25%, 05/15/29(b)		12,016	7,132,120
Kenbourne Invest SA, 4.70%, 01/22/28(c)	USD	570	307,800
Matterhorn Telecom SA, 3.13%, 09/15/26(c)	EUR	9,823	9,692,143
MC Brazil Downstream Trading SARL
7.25%, 06/30/31(c)	USD	1,635	1,163,230
7.25%, 06/30/31(b)		801	569,928
MHP Lux SA(c)
6.95%, 04/03/26		876	643,501
6.25%, 09/19/29		677	422,076
Sani/Ikos Financial Holdings 1 SARL, 5.63%, 12/15/26(b)	EUR	8,042	7,795,657

			33,719,531

Macau(c) — 0.0%
MGM China Holdings Ltd., 5.88%, 05/15/26	USD	796	740,853
Studio City Co. Ltd., 7.00%, 02/15/27		1,200	1,116,000
Studio City Finance Ltd.
6.00%, 07/15/25		500	467,813
5.00%, 01/15/29		1,334	951,709
Wynn Macau Ltd., 5.50%, 01/15/26		300	276,456

			3,552,831

Malaysia(c) — 0.0%
CIMB Bank Bhd, 2.13%, 07/20/27		700	614,306
Dua Capital Ltd., 2.78%, 05/11/31		1,000	802,500
Khazanah Capital Ltd., 4.88%, 06/01/33		1,240	1,135,158
Khazanah Global Sukuk Bhd, 4.69%, 06/01/28		1,250	1,198,825
TNB Global Ventures Capital Bhd, 4.85%, 11/01/28		1,000	957,945

			4,708,734

Mauritius — 0.0%
CA Magnum Holdings, 5.38%, 10/31/26(c)		475	413,658
Diamond II Ltd., 7.95%, 07/28/26(b)		800	778,728
Greenko Wind Projects Mauritius Ltd., 5.50%, 04/06/25(c)		300	284,343
HTA Group Ltd., 7.00%, 12/18/25(b)		459	442,095
India Green Energy Holdings, 5.38%, 04/29/24(b)		829	815,529
India Green Power Holdings, 4.00%, 02/22/27(c)		600	513,594
Network i2i Ltd., (5-year CMT + 3.39%), 3.98%(a)(c)(o)		1,000	900,750

			4,148,697

Mexico — 0.1%
Braskem Idesa SAPI, 6.99%, 02/20/32(b)		1,753	1,022,788
Comision Federal de Electricidad, 4.88%, 01/15/24		2,190	2,173,816
Petroleos Mexicanos
3.75%, 02/21/24(c)	EUR	436	455,321
4.25%, 01/15/25	USD	1,007	959,167
6.50%, 03/13/27		419	368,014
8.75%, 06/02/29		2,221	1,952,037

Security	Par (000)		Value

Mexico (continued)
Petroleos Mexicanos (continued)
5.95%, 01/28/31	USD	2,489	$1,762,212
6.70%, 02/16/32		1,432	1,045,360
Trust Fibra Uno, 4.87%, 01/15/30(c)		1,515	1,257,450

			10,996,165

Morocco — 0.0%
OCP SA, 3.75%, 06/23/31(c)		712	557,446

MultiNational — 0.2%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 2.00%, 09/01/28(c)	EUR	12,215	10,617,663
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26(b)	USD	14,621	13,634,611
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.13%, 07/31/26(b)		1,490	1,426,675
NXP BV/NXP Funding LLC/NXP USA, Inc.
4.40%, 06/01/27		4,641	4,369,966
5.00%, 01/15/33		3,728	3,314,723
Promigas SA ESP/Gases del Pacifico SAC, 3.75%, 10/16/29(b)		902	726,110

			34,089,748

Netherlands — 0.3%
Braskem Netherlands Finance BV(b)
8.50%, 01/12/31		1,408	1,318,170
7.25%, 02/13/33		1,806	1,559,933
Cooperatieve Rabobank UA, (1-year UK Government Bond + 1.05%), 1.88%, 07/12/28(a)(c)	GBP	1,100	1,160,016
Embraer Netherlands Finance BV, 7.00%, 07/28/30(b)	USD	1,540	1,498,035
Greenko Dutch BV, 3.85%, 03/29/26(c)		462	411,336
GTCR W-2 Merger Sub LLC/GTCR W Dutch Finance Sub BV, 8.50%, 01/15/31(b)	GBP	7,710	9,394,542
ING Groep NV, 3.00%, 02/18/26(c)		1,100	1,252,066
MEGlobal BV
4.25%, 11/03/26(c)	USD	1,097	1,032,760
2.63%, 04/28/28(b)		1,188	1,013,091
2.63%, 04/28/28(c)		1,053	897,967
Mercedes-Benz International Finance BV, 1.38%, 06/26/26(c)	EUR	3,530	3,524,509
Metinvest BV, 7.65%, 10/01/27(c)	USD	829	524,376
Minejesa Capital BV, 4.63%, 08/10/30(c)		1,000	890,140
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.40%, 05/01/30		2,034	1,700,892
Sigma Holdco BV, 5.75%, 05/15/26(c)	EUR	7,473	6,508,086
Teva Pharmaceutical Finance Netherlands II BV
1.88%, 03/31/27(c)		2,046	1,855,101
7.38%, 09/15/29		6,883	7,346,266
7.88%, 09/15/31		3,592	3,893,813
Teva Pharmaceutical Finance Netherlands III BV, 8.13%, 09/15/31	USD	870	857,437
Trivium Packaging Finance BV, 5.50%, 08/15/26(b)		2,265	2,053,186
Volkswagen Financial Services NV(c)
1.88%, 12/03/24	GBP	600	695,255
4.25%, 10/09/25		500	585,781

			49,972,758

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	21

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oman — 0.0%
EDO Sukuk Ltd., 5.88%, 09/21/33	USD	2,558	$2,453,761

Panama — 0.0%
Aeropuerto Internacional de Tocumen SA, 5.13%, 08/11/61(b)		829	553,590

Peru — 0.0%
Inkia Energy Ltd., 5.88%, 11/09/27(c)		576	539,274

Republic of Korea — 0.1%
GS Caltex Corp., 5.38%, 08/07/28		2,110	2,036,087
Hanwha Life Insurance Co. Ltd., (5-year CMT + 1.85%), 3.38%, 02/04/32(a)(c)		600	531,930
Kookmin Bank, (5-year CMT + 2.64%), 4.35%(a)(c)(o)		400	388,476
Korea Investment & Securities Co. Ltd., 6.88%, 11/06/26(i)		800	799,423
LG Chem Ltd., 2.38%, 07/07/31(c)		1,100	842,462
POSCO(b)
5.63%, 01/17/26		593	589,080
5.75%, 01/17/28		641	630,641
5.88%, 01/17/33		200	193,694
SK Broadband Co. Ltd., 4.88%, 06/28/28		430	412,925
SK Hynix, Inc.
6.25%, 01/17/26(c)		400	398,568
6.38%, 01/17/28(b)		2,360	2,333,332
6.38%, 01/17/28(c)		200	197,740
2.38%, 01/19/31(c)		1,000	736,250
6.50%, 01/17/33(c)		250	237,875

			10,328,483

Singapore — 0.1%
BOC Aviation Ltd., 3.50%, 09/18/27(c)		1,000	914,300
Continuum Energy Aura Pte Ltd., 9.50%, 02/24/27(b)		949	935,259
DBS Group Holdings Ltd., (5-year CMT + 1.92%), 3.30%(a)(c)(o)		1,000	949,180
LLPL Capital Pte Ltd., 6.88%, 02/04/39(c)		1,183	1,029,890
Medco Laurel Tree Pte Ltd., 6.95%, 11/12/28(c)		200	185,240
Medco Maple Tree Pte Ltd., 8.96%, 04/27/29(b)		550	540,375
Pfizer Investment Enterprises Pte Ltd., 4.75%, 05/19/33		2,320	2,132,086
Puma International Financing SA
5.13%, 10/06/24(b)		256	245,760
5.00%, 01/24/26(c)		2,093	1,871,623
TML Holdings Pte Ltd., 4.35%, 06/09/26(c)		239	215,922

			9,019,635

South Africa — 0.0%
Sasol Financing USA LLC, 6.50%, 09/27/28		1,609	1,413,507

South Korea — 0.0%
Shinhan Financial Group Co. Ltd., (5-year CMT + 2.06%), 2.88%(a)(c)(o)		1,000	871,230

Spain(c) — 0.1%
Banco Santander SA, (1-year UK Government Bond + 1.80%), 3.13%, 10/06/26(a)	GBP	4,000	4,555,675
Telefonica Emisiones SA, 5.38%, 02/02/26		2,200	2,650,805

			7,206,480

Sweden — 0.1%
Swedbank AB, (1-year UK Government Bond + 1.00%), 1.38%, 12/08/27(a)(c)		1,100	1,156,720
Verisure Holding AB 3.88%, 07/15/26(c)	EUR	2,087	2,087,358

Security	Par (000)		Value

Sweden (continued)
Verisure Holding AB (continued)
3.25%, 02/15/27(c)	EUR	3,810	$3,638,304
9.25%, 10/15/27(b)		4,248	4,773,578
7.13%, 02/01/28(b)		2,088	2,223,122
Verisure Midholding AB, 5.25%, 02/15/29(c)		5,294	4,824,621

			18,703,703

Switzerland — 0.1%
Credit Suisse AG
3.63%, 09/09/24	USD	3,434	3,346,845
7.95%, 01/09/25		3,544	3,594,547
2.95%, 04/09/25		3,890	3,693,631
5.00%, 07/09/27		3,861	3,684,237
UBS Group AG, (1-year EUR Swap + 0.77%), 0.65%, 01/14/28(a)(c)	EUR	7,200	6,661,187

			20,980,447

Thailand — 0.1%
Bangkok Bank PCL
5.30%, 09/21/28	USD	1,900	1,840,644
5.50%, 09/21/33		2,900	2,706,396
(5-year CMT + 1.90%), 3.73%, 09/25/34(a)(c)		832	674,710
(5-year CMT + 4.73%), 5.00%		612	570,672
Kasikornbank PCL, (5-year CMT + 1.70%), 3.34%, 10/02/31(a)(c)		369	325,388
Krung Thai Bank PCL, (5-year CMT + 3.53%), 4.40%(a)(c)(o)		396	351,288
Minor International PCL, (5-year CMT + 7.92%), 2.70%(a)(c)(o)		1,000	902,130
Muang Thai Life Assurance PCL, (10-year CMT + 2.40%), 3.55%, 01/27/37(a)(c)		251	221,586

			7,592,814

Turkey — 0.0%
Bio City Development Co. B.V, 8.00%, 07/06/24(b)(d)(e)(g)(n)		140,850	5,986,125

Ukraine — 0.0%
VF Ukraine PAT via VFU Funding PLC, 6.20%, 02/11/25(c)		1,373	1,018,917

United Arab Emirates — 0.1%
Abu Dhabi National Energy Co. PJSC, 4.70%, 04/24/33(b)		433	397,278
DP World Salaam, (5-year CMT + 5.75%), 6.00%(a)(c)(o)		1,659	1,619,615
First Abu Dhabi Bank PJSC, (5-year CMT + 1.70%), 6.32%, 04/04/34(a)(c)		600	586,500
MDGH GMTN RSC Ltd., 4.38%, 11/22/33(b)		1,271	1,124,835
Shelf Drilling Holdings Ltd., 9.63%, 04/15/29		11,304	10,738,800

			14,467,028

United Kingdom — 1.0%
Barclays PLC(c)
3.00%, 05/08/26	GBP	1,100	1,232,091
3.25%, 02/12/27		1,100	1,207,167
BCP V Modular Services Finance II PLC
4.75%, 11/30/28(c)	EUR	7,944	6,955,591
6.13%, 11/30/28(b)	GBP	12,036	11,757,154
BCP V Modular Services Finance PLC, 6.75%, 11/30/29(b)	EUR	16,262	11,958,745
Bellis Acquisition Co. PLC, 3.25%, 02/16/26(c)	GBP	12,124	12,760,438
Bellis Finco PLC, 4.00%, 02/16/27(c)		4,074	3,663,595
BG Energy Capital PLC, 5.13%, 12/01/25(c)		2,009	2,429,194
Boparan Finance PLC, 7.63%, 11/30/25(c)		7,310	6,811,191

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United Kingdom (continued)
BP Capital Markets PLC, 2.52%, 04/07/28(c)	EUR	4,421	$4,405,320
Deuce Finco PLC, 5.50%, 06/15/27(b)	GBP	16,215	17,047,862
HSBC Holdings PLC(a)
(3-mo. EURIBOR + 1.45%), 3.02%, 06/15/27(c)	EUR	3,420	3,474,288
(3-mo. LIBOR GBP + 1.31%), 1.75%, 07/24/27	GBP	1,300	1,399,474
INEOS Finance PLC
3.38%, 03/31/26(c)	EUR	4,040	4,028,928
6.63%, 05/15/28(b)		3,871	4,024,228
6.75%, 05/15/28(b)	USD	4,106	3,833,917
Informa PLC, 3.13%, 07/05/26(c)	GBP	1,100	1,240,677
Inspired Entertainment Financing PLC, 7.88%, 06/01/26(b)		7,442	8,593,105
Kane Bidco Ltd.(b)
5.00%, 02/15/27	EUR	4,662	4,605,410
6.50%, 02/15/27	GBP	8,008	8,734,835
Lloyds Banking Group PLC, 2.25%, 10/16/24(c)		2,200	2,579,704
Market Bidco Finco PLC, 5.50%, 11/04/27(c)		4,074	4,060,427
Marks & Spencer PLC, 3.75%, 05/19/26(c)		7,361	8,403,665
National Grid PLC, 0.16%, 01/20/28(c)	EUR	4,956	4,443,216
NatWest Group PLC(a)(c)
(1-year GBP Swap + 1.49%), 2.88%, 09/19/26	GBP	1,100	1,249,595
(1-year GBP Swap + 2.01%), 3.13%, 03/28/27		1,100	1,233,990
Santander U.K. Group Holdings PLC, 3.63%, 01/14/26(c)		1,100	1,258,459
Vedanta Resources Finance II PLC
8.95%, 03/11/25(b)	USD	1,477	1,076,305
8.95%, 03/11/25(c)		1,284	935,664
Virgin Media Secured Finance PLC(c)
5.00%, 04/15/27	GBP	12,215	13,755,094
4.25%, 01/15/30		4,880	4,774,771

			163,934,100

United States — 5.5%
AbbVie, Inc.
1.38%, 05/17/24	EUR	3,419	3,564,393
2.60%, 11/21/24	USD	11,367	10,983,480
Affinity Interactive, 6.88%, 12/15/27(b)		1,580	1,287,836
Alexander Funding Trust II, 7.47%, 07/31/28(b)		1,391	1,381,003
Allegiant Travel Co.(b)
8.50%, 02/05/24		19,212	19,212,000
7.25%, 08/15/27		2,340	2,117,700
American Tower Corp.
0.45%, 01/15/27	EUR	8,700	8,117,360
5.25%, 07/15/28	USD	8,249	7,868,873
Amgen, Inc.
5.50%, 12/07/26(c)	GBP	1,100	1,337,419
5.15%, 03/02/28	USD	12,398	12,100,210
2.30%, 02/25/31		2,063	1,612,844
2.00%, 01/15/32		2,034	1,505,057
3.35%, 02/22/32		6,162	5,074,727
Amkor Technology, Inc., 6.63%, 09/15/27(b)		1,730	1,683,830
Arsenal AIC Parent LLC, 8.00%, 10/01/30(b)		387	382,163
AT&T, Inc.
2.90%, 12/04/26	GBP	2,195	2,446,117
5.50%, 03/15/27(c)		1,100	1,317,473
Bank of America Corp.(a)
(1-day SOFR + 1.37%), 1.92%, 10/24/31	USD	2,979	2,196,813
(1-day SOFR + 1.53%), 1.90%, 07/23/31		1,007	749,182
(1-day SOFR + 2.15%), 2.59%, 04/29/31		3,281	2,586,625
(3-mo. CME Term SOFR + 1.25%), 2.50%, 02/13/31		4,681	3,689,561
(3-mo. EURIBOR + 0.91%), 1.95%, 10/27/26(c)	EUR	3,529	3,558,850

Security	Par (000)		Value

United States (continued)
Becton Dickinson & Co.
0.03%, 08/13/25	EUR	2,732	$2,695,137
3.70%, 06/06/27	USD	4,631	4,309,108
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)		3,445	3,402,902
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27		2,842	2,656,312
Broadcom, Inc.
1.95%, 02/15/28(b)		5,274	4,450,749
4.15%, 11/15/30		2,063	1,795,725
Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.75%, 07/15/28		6,732	6,283,466
Carrols Restaurant Group, Inc., 5.88%, 07/01/29(b)		2,751	2,232,564
CDI Escrow Issuer, Inc., 5.75%, 04/01/30(b)		2,252	2,011,948
Central Parent LLC/CDK Global II LLC/CDK Financing Co, Inc., 8.00%, 06/15/29		826	815,867
Citigroup, Inc.
1.75%, 10/23/26	GBP	1,677	1,818,029
(1-day SOFR + 1.15%), 2.67%, 01/29/31(a)	USD	3,830	3,051,542
(1-day SOFR + 1.17%), 2.56%, 05/01/32(a)		2,761	2,095,067
(1-day SOFR + 2.11%), 2.57%, 06/03/31(a)		4,064	3,182,332
(3-mo. CME Term SOFR + 1.60%), 3.98%, 03/20/30(a)		1,032	913,030
(3-mo. EURIBOR + 1.66%), 1.25%, 07/06/26(a)(c)	EUR	3,503	3,512,378
Citizens Bank NA/Providence RI(a)
(1-day SOFR + 1.40%), 4.12%, 05/23/25	USD	1,250	1,205,917
(1-day SOFR + 1.45%), 6.06%, 10/24/25		750	717,204
Civitas Resources, Inc.(b)
5.00%, 10/15/26		3,684	3,446,993
8.38%, 07/01/28		8,873	8,927,667
Cloud Software Group, Inc., 6.50%, 03/31/29(b)		4,150	3,643,483
Comcast Corp., 0.25%, 09/14/29	EUR	2,056	1,759,064
CommScope Technologies LLC, 6.00%, 06/15/25(b)	USD	1,150	690,000
Concentrix Corp.
6.65%, 08/02/26		3,145	3,125,669
6.60%, 08/02/28		1,550	1,488,078
Coty, Inc., 3.88%, 04/15/26(c)	EUR	10,185	10,465,713
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC, 6.63%, 07/15/30(b)	USD	818	779,326
Crown Castle, Inc., 2.90%, 03/15/27		3,348	3,004,901
CSC Holdings LLC
5.25%, 06/01/24		9,874	9,232,417
5.50%, 04/15/27(b)		7,341	6,134,365
DAE Funding LLC(c)
1.55%, 08/01/24		979	938,616
2.63%, 03/20/25		495	465,637
Dell International LLC/EMC Corp.
4.00%, 07/15/24		2,718	2,680,024
5.25%, 02/01/28		3,608	3,525,924
DISH DBS Corp., 5.88%, 11/15/24		1,616	1,482,705
DISH Network Corp., 0.00%, 12/15/25(p)(q)		4,091	2,495,591
Duke Energy Corp., 3.10%, 06/15/28	EUR	3,474	3,488,152
Earthstone Energy Holdings LLC, 8.00%, 04/15/27(b)	USD	4,953	5,024,596
Elevance Health, Inc.
4.90%, 02/08/26		3,685	3,616,313
3.65%, 12/01/27		10,292	9,481,205
EQM Midstream Partners LP(b)
7.50%, 06/01/27		810	802,208

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	23

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
EQM Midstream Partners LP(b) (continued)
7.50%, 06/01/30	USD	865	$848,683
Equinix, Inc.
1.00%, 09/15/25		4,001	3,643,250
2.90%, 11/18/26		2,931	2,673,883
1.55%, 03/15/28		4,251	3,525,714
EquipmentShare.com, Inc., 9.00%, 05/15/28(b)		14,710	13,827,400
Fidelity National Information Services, Inc., 1.50%, 05/21/27	EUR	3,673	3,512,492
First Horizon Bank, 5.75%, 05/01/30	USD	1,900	1,608,077
Flyr Convertible Notes, 8.00%, 08/10/27(d)		14,011	13,949,803
Flyr Secured Notes, 10.32%, 05/10/27(d)		6,744	6,254,905
Freed Corp., 10.00%, 12/07/23(d)		16,199	16,563,379
FreeWire Technologies, Inc., 16.39%, 04/26/25(d)		9,128	8,785,986
Frontier Communications Holdings LLC(b)
5.88%, 10/15/27		5,665	5,164,600
8.75%, 05/15/30		9,313	8,872,981
8.63%, 03/15/31		7,330	6,891,695
Frontier Florida LLC, Series E, 6.86%, 02/01/28		8,480	7,748,834
Frontier North, Inc., Series G, 6.73%, 02/15/28		5,875	5,346,250
Full House Resorts, Inc., 8.25%, 02/15/28(b)		349	293,868
GCI LLC, 4.75%, 10/15/28(b)		1,436	1,232,232
General Mills, Inc.
0.13%, 11/15/25	EUR	5,784	5,674,708
0.45%, 01/15/26		4,514	4,419,927
General Motors Financial Co., Inc., 5.40%, 04/06/26	USD	4,160	4,071,196
Global Payments, Inc., 4.88%, 03/17/31	EUR	1,697	1,754,728
Goldman Sachs Group, Inc.
0.25%, 01/26/28(c)		4,022	3,613,293
7.25%, 04/10/28	GBP	1,100	1,395,531
(1-day SOFR + 0.79%), 1.09%, 12/09/26(a)	USD	4,002	3,572,813
(1-day SOFR + 1.28%), 2.62%, 04/22/32(a)		3,095	2,358,078
GoTo Group, Inc., 5.50%, 09/01/27(b)		4,945	2,578,671
GrafTech Global Enterprises, Inc., 9.88%, 12/15/28		823	736,987
Green Plains SPE LLC, 11.75%, 02/08/26(d)		91,561	85,838,437
HCA, Inc.
5.38%, 02/01/25		6,374	6,306,365
5.63%, 09/01/28		4,976	4,814,059
3.50%, 09/01/30		5,232	4,330,230
Homes By West Bay LLC, 9.50%, 04/30/27(d)		19,399	18,041,070
International Business Machines Corp., 3.38%, 02/06/27	EUR	3,354	3,497,048
JPMorgan Chase & Co.(a)
(1-day SOFR + 1.57%), 6.09%, 10/23/29	USD	3,094	3,075,651
(3-mo. EURIBOR + 0.76%), 1.09%, 03/11/27(c)	EUR	3,647	3,581,515
(3-mo. LIBOR GBP + 0.68%), 0.99%, 04/28/26(c)	GBP	2,800	3,162,648
Kraft Heinz Foods Co., 4.13%, 07/01/27(c)		670	773,404
Landsea Homes Corp., 11.00%, 07/17/28(d)	USD	40,108	38,656,090
Lessen, Inc., 10.38%, 01/05/28(d)		19,124	17,450,935
Lightning eMotors, Inc., 7.50%, 05/15/24(b)(p)		3,362	168,100
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(b)		15,261	10,042,348
Lowe’s Cos., Inc.
4.80%, 04/01/26		9,237	9,047,149
2.63%, 04/01/31		2,034	1,606,539
Mauser Packaging Solutions Holding Co., 7.88%, 08/15/26(b)		17,196	16,106,099
Morgan Stanley(a)
(1-day SOFR + 1.14%), 2.70%, 01/22/31		420	337,460
(1-day SOFR + 1.16%), 3.62%, 04/17/25		5,639	5,566,164

Security	Par (000)		Value

United States (continued)
Morgan Stanley(a) (continued)
(1-day SOFR + 1.18%), 2.24%, 07/21/32	USD	1,114	$821,625
(3-mo. EURIBOR + 0.83%), 1.34%, 10/23/26	EUR	4,468	4,459,991
Morgan Stanley Bank NA, 4.75%, 04/21/26	USD	7,695	7,495,269
Nasdaq, Inc., 4.50%, 02/15/32	EUR	2,445	2,579,474
Nationstar Mortgage Holdings, Inc.(b)
6.00%, 01/15/27	USD	591	549,346
5.50%, 08/15/28		4,584	4,050,881
5.13%, 12/15/30		4,013	3,247,258
NCR Atleos Escrow Corp., 9.50%, 04/01/29		1,730	1,695,798
Netflix, Inc.
3.63%, 05/15/27	EUR	6,616	6,910,772
4.88%, 04/15/28	USD	3,689	3,554,117
New Home Co., Inc., 8.25%, 10/15/27(b)		2,144	1,954,059
Nexstar Media, Inc., 4.75%, 11/01/28(b)		1,615	1,356,422
Northern States Power Co., 4.50%, 06/01/52		4,429	3,396,147
NRG Energy, Inc., 7.00%, 03/15/33(b)		1,455	1,375,245
Olympus Water U.S. Holding Corp.(b)
7.13%, 10/01/27		2,600	2,393,866
9.75%, 11/15/28		14,279	13,946,313
Oncor Electric Delivery Co. LLC, 4.10%, 11/15/48		2,589	1,861,785
ONEOK Partners LP, 4.90%, 03/15/25		9,738	9,564,782
Oracle Corp.
2.30%, 03/25/28		5,101	4,379,982
2.95%, 04/01/30		3,205	2,656,319
2.88%, 03/25/31		7,239	5,802,488
Pacific Gas and Electric Co.
3.25%, 02/16/24		171	169,504
3.30%, 12/01/27		4,032	3,511,380
Palomino Funding Trust I, 7.23%, 05/17/28(b)		665	664,593
Paramount Global, (5-year CMT + 4.00%), 6.38%, 03/30/62(a)		4,528	3,332,336
Penske Truck Leasing Co. LP / PTL Finance Corp., 5.75%, 05/24/26(b)		3,644	3,584,510
Periama Holdings LLC, 5.95%, 04/19/26(c)		891	836,426
Permian Resources Operating LLC, 7.00%, 01/15/32		1,808	1,752,662
Pioneer Midco Notes, 10.50%, 11/18/30(d)		14,219	14,112,252
Pitney Bowes, Inc., 6.88%, 03/15/27(b)		12,648	10,469,635
Playtika Holding Corp., 4.25%, 03/15/29(b)		2,097	1,691,734
PPG Industries, Inc., 1.88%, 06/01/25	EUR	3,378	3,453,774
Procter & Gamble Co., 4.88%, 05/11/27		2,314	2,558,325
Rain Carbon, Inc., 12.25%, 09/01/29	USD	841	855,718
Rand Parent LLC, 8.50%, 02/15/30(b)		11,525	10,524,585
Regal Rexnord Corp., 6.05%, 02/15/26(b)		4,640	4,563,926
RingCentral, Inc., 8.50%, 08/15/30		6,272	5,958,400
Sabre Global, Inc.
9.25%, 04/15/25(b)		1,118	1,061,285
8.63%, 06/01/27		6,520	5,407,385
11.25%, 12/15/27(b)		5,092	4,534,353
Sasol Financing USA LLC
4.38%, 09/18/26		414	364,320
8.75%, 05/03/29(b)		1,141	1,083,950
Service Properties Trust
4.35%, 10/01/24		753	721,808
4.50%, 03/15/25		2,096	1,957,664
7.50%, 09/15/25		3,200	3,109,027
SierraCol Energy Andina LLC, 6.00%, 06/15/28(c)		715	548,763
Sitio Royalties Operating Partnership LP/Sitio Finance Corp., 7.88%, 11/01/28		2,560	2,525,184
SK Battery America, Inc., 2.13%, 01/26/26(c)		1,326	1,193,161
Sonder Secured Notes, (13.99% PIK), 14.26%, 01/19/27(d)		23,478	20,073,244

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Southern California Edison Co.
1.10%, 04/01/24	USD	1,881	$1,843,497
5.30%, 03/01/28		4,484	4,383,844
Spirit AeroSystems, Inc.(b)
7.50%, 04/15/25		8,079	8,059,075
9.38%, 11/30/29		3,380	3,471,026
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 03/20/25(b)		1,476	1,458,951
Steel Dynamics, Inc., 5.00%, 12/15/26		428	413,243
Stem, Inc., 0.50%, 12/01/28(b)(p)		749	391,693
Tenneco, Inc., 8.00%, 11/17/28(b)		5,226	4,193,865
Texas Capital Bancshares, Inc., (5-year CMT + 3.15%), 4.00%, 05/06/31(a)		1,653	1,363,903
Texas Capital Bank NA, (3-mo. LIBOR US + 4.50%), 10.16%, 09/30/24(a)(b)		8,006	7,938,527
Thermo Fisher Scientific, Inc., 1.38%, 09/12/28	EUR	3,674	3,479,611
T-Mobile U.S., Inc.
4.95%, 03/15/28	USD	3,202	3,081,013
3.50%, 04/15/31		3,066	2,545,248
2.70%, 03/15/32		4,721	3,598,441
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 02/15/28(b)		4,951	4,767,585
Verizon Communications, Inc.
4.07%, 06/18/24	GBP	291	349,929
1.13%, 11/03/28		1,100	1,073,499
4.25%, 10/31/30	EUR	3,192	3,386,312
Viasat, Inc.(b)
5.63%, 09/15/25	USD	190	176,508
5.63%, 04/15/27		4,589	4,006,289
Vistra Operations Co. LLC(b)
5.63%, 02/15/27		10,588	9,963,450
7.75%, 10/15/31		3,480	3,358,965
VMware, Inc.
1.40%, 08/15/26		4,054	3,571,048
2.20%, 08/15/31		2,034	1,503,665
Wells Fargo & Co.
1.38%, 10/26/26(c)	EUR	3,666	3,554,789
1.50%, 05/24/27(c)		5,570	5,326,971
(1-day SOFR + 1.98%), 4.81%, 07/25/28(a)	USD	7,379	6,980,446
Welltower OP LLC, 4.00%, 06/01/25		2,745	2,653,245
Xerox Holdings Corp., 5.00%, 08/15/25(b)		10,449	9,612,476

			903,121,672

Total Corporate Bonds — 10.7% (Cost: $2,158,799,472)			1,752,212,613

Fixed Rate Loan Interests

United States — 0.1%
OD Intermediate SUBI Holdco II LLC, Mezzanine Term Loan, 10.00%, 04/01/26(d)		16,814	15,755,036

Total Fixed Rate Loan Interests — 0.1% (Cost: $16,411,300)			15,755,036

Floating Rate Loan Interests(a)

Belgium — 0.1%
Apollo Finco, 2021 EUR Term Loan B, (6-mo. EURIBOR + 4.85%), 8.78%, 10/02/28	EUR	14,154	11,861,380

Security	Par (000)		Value

France — 0.2%
Babilou Group, 2021 EUR Term Loan B, (3-mo. EURIBOR + 4.00%), 7.95%, 11/17/27	EUR	26,693	$27,566,583

Germany — 0.1%
Mosel Bidco SE, EUR Term Loan B, (3-mo. EURIBOR + 4.75%), 8.69%, 09/16/30		14,089	14,740,163

Jersey(d) — 0.1%
Vita Global Finco Ltd.
EUR Term Loan B, (6-mo. EURIBOR + 7.00%), 10.72%, 07/06/27		8,484	8,338,116
GBP Incremental Term Loan, (6-mo. SONIA + 7.00%), 12.19%, 07/06/27	GBP	5,091	5,754,266

			14,092,382

Luxembourg(d) — 0.2%
Speed Midco 3 S.a r.l., GBP Term Loan B1, (1-day SONIA + 6.90%), 12.09%, 05/16/29		2,184	2,667,350
Speed Midco 3 SARL, EUR Term Loan B1, (3-mo. EURIBOR + 6.40%), 10.37%, 05/16/29	EUR	24,221	25,757,042

			28,424,392

Netherlands — 0.5%
Cypher Bidco BV, EUR Term Loan, (6-mo. EURIBOR + 4.50%), 8.60%, 03/01/28(d)		19,970	19,784,186
Median BV, 2021 EUR Term Loan B, (6-mo. EURIBOR + 4.93%), 9.06%, 10/14/27		14,250	13,794,194
Upfield BV, 2023 GBP Term Loan B8, (1-day SONIA + 4.00%), 8.97%, 01/02/28	GBP	13,449	15,538,077
Ziggo BV, 2019 EUR Term Loan H, (6-mo. EURIBOR + 3.00%), 6.93%, 01/31/29	EUR	39,843	39,916,597

			89,033,054

Spain(d) — 0.2%
Galapagos SA, 2023 EUR Term Loan, (3-mo. EURIBOR + 3.90%), 7.50%, 03/01/26		15,708	16,620,329
Promontoria Challenger I SA, EUR Term Loan, (1-mo. EURIBOR + 3.25%), 7.11%, 12/20/24		18,366	19,360,720

			35,981,049

Sweden — 0.0%
OptiGroup, EUR Term Loan B1, (1-mo. EURIBOR + 5.25%), 9.12%		9,165	9,217,464

United Kingdom — 0.4%
CML Project Horizons, GBP Term Loan, (1-day SONIA + 3.75%), 8.94%, 03/05/28(d)	GBP	15,221	18,418,492
HNVR Holdco Ltd., 2023 EUR Term Loan B2, (3-mo. EURIBOR + 5.00%), 8.76%, 09/12/28	EUR	12,204	12,751,643
Mercia(d)
GBP Term Loan A1, (3-mo. SONIA CMPD + 2.40%), 7.62%, 04/09/26	GBP	6,259	7,548,844
GBP Term Loan A2, (3-mo. SONIA CMPD + 2.40%), 7.62%, 04/09/26		19,085	23,017,249
GBP Term Loan B1, (3-mo. SONIA CMPD + 2.40%), 7.62%, 04/09/26		1,100	1,325,870
WM Morrison, GBP Term Loan B2, 11/04/27(r)		7,980	8,826,350

			71,888,448

United States — 2.2%
Aimbridge Acquisition Co., Inc., 2020 Incremental Term Loan B, (1-mo. CME Term SOFR + 4.75%), 10.19%, 02/02/26	USD	9,048	8,708,293
Alorica, Inc., 2022 Term Loan, (1-mo. CME Term SOFR at 1.50% Floor + 6.88%), 12.20%, 12/21/27(d)		10,953	10,734,136

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	25

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Altar Bidco, Inc., 2021 2nd Lien Term Loan, (12- mo. CME Term SOFR at 0.50% Floor + 5.60%), 10.49%, 02/01/30	USD	10,314	$9,927,460
American Auto Auction Group, LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.54%, 12/30/27		1,712	1,660,512
Avaya, Inc., 2022 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 10.00%), 14.83%, 12/15/27		432	108,083
City Brewing Co. LLC, Closing Date Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.50%), 9.16%, 04/05/28		2,630	1,893,625
CML Hyatt Lost Pines, Term Loan, (3-mo. LIBOR US + 3.43%), 8.87%, 09/09/26(d)		16,300	16,009,671
CML La Quinta Resort, Term Loan, (3-mo. LIBOR US + 3.20%), 8.75%, 12/09/26(d)		15,500	15,069,593
CML Lake Tahoe Resort Hotel, Term Loan, (1-mo. LIBOR US + 3.01%), 8.35%, 10/25/26(d)		12,450	11,945,711
CML ST Regis Aspen, Term Loan, (1-mo. LIBOR US at 1.00% Floor + 2.90%), 8.35%, 02/09/27(d)		18,600	17,969,936
CML Terranea Resort, Term Loan, (1-mo. CME Term SOFR + 4.35%), 9.67%, 01/01/28(d)		7,900	7,899,238
CML Trigrams, Term Loan, (1-mo. LIBOR US + 2.25%), 7.70%, 09/15/24(d)		27,602	27,518,034
Digital Room Holdings, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.67%, 12/21/28		3,578	3,255,543
DirecTV Financing LLC, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.44%, 08/02/27		5,284	5,134,057
DS Parent, Inc., Term Loan, (6-mo. CME Term SOFR at 0.75% Floor + 5.75%), 11.34%, 12/10/28		5,376	5,299,366
ECL Entertainment, LLC, 2023 Term Loan B, (3- mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.14%, 08/31/30		9,458	9,426,505
Emerald Electronics Manufacturing Services, Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.25%), 11.82%, 12/29/27(d)		4,217	4,005,877
Galaxy Universal LLC, 1st Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.75%), 11.26%, 11/12/26(d)		18,546	18,060,383
GoTo Group, Inc., Term Loan B, (3-mo. CME Term SOFR + 4.75%), 10.28%, 08/31/27		11,533	7,253,622
Green Plains Operating Co. LLC, Term Loan, (3-mo. LIBOR US + 8.00%), 10.51%, 07/20/26(d)		15,514	14,836,102
Helios Service Partners, LLC(d)
Delayed Draw Term Loan, 03/19/27(r)		4,536	4,473,417
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.25%), 11.88%, 03/19/27		2,415	2,382,243
Hilton Worldwide Finance LLC, 2019 Term Loan B2, (1-mo. CME Term SOFR + 1.75%), 7.17%, 06/22/26		19,245	19,220,059
Hydrofarm Holdings LLC, 2021 Term Loan, (1-mo. CME Term SOFR at -4.50% Floor + 5.50%), 10.94%, 10/25/28(d)		2,704	2,163,072

Security		Par (000)	Value

United States (continued)
J&J Ventures Gaming LLC, Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.65%, 04/26/28	USD	4,072	$3,856,582
Jack Ohio Finance LLC, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.19%, 10/04/28		2,099	2,062,244
Kronos Acquisition Holdings, Inc., 2021 1st Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.57%, 12/22/26		1,895	1,892,873
Level 3 Financing, Inc., 2019 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.19%, 03/01/27		2,915	2,716,605
Maverick Gaming LLC, Term Loan B, (3-mo. LIBOR US at 1.00% Floor + 7.50%), 13.18%, 09/03/26		3,486	2,566,683
Naked Juice LLC, 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.49%, 01/24/30		523	417,908
Nielsen Consumer, Inc., 2023 EUR Incremental Term Loan, (1-mo. EURIBOR + 6.50%), 10.37%, 03/06/28	EUR	28,617	29,901,450
Orion Group Holdco, LLC(d)
2022 1st Amendment Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.50%), 11.92%, 03/19/27	USD	461	457,750
2022 First A&R Amendment Incremental DDTL, (3-mo. CME Term SOFR at 1.00% Floor + 6.50%), 11.92%, 03/19/27		2,057	2,044,177
Delayed Draw Term Loan, (3-mo. LIBOR US at 1.00% Floor + 5.50%), 11.16%, 03/19/27		780	764,552
First Lien Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.50%), 10.90%, 03/19/27		4,601	4,572,164
First Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.31%, 03/19/27		395	392,449
Term Loan, (3-mo. LIBOR US at 1.00% Floor + 5.50%), 11.16%, 03/19/27		78	76,180
Profrac Services LLC, 2022 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 7.25%), 12.90%, 03/04/25(d)		5,661	5,646,465
Quartz Acquireco LLC, Term Loan B, (1-mo. CME Term SOFR + 3.50%), 8.83%, 06/28/30(d)		3,960	3,950,100
Redstone Holdco 2 LP
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 7.75%), 13.19%, 04/27/29		6,772	4,171,552
2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.19%, 04/27/28		5,561	4,634,534
Roper Industrial Products Investment Co., USD Term Loan, (3-mo. CME Term SOFR + 4.50%), 9.89%, 11/22/29		9,453	9,434,151
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.44%, 03/16/27		5,702	5,620,486
Sheraton Austin, CML Term Loan, (1-mo. LIBOR US + 3.48%), 8.92%, 06/01/26(d)		17,245	16,839,782
Signal Parent, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.92%, 04/03/28		4,161	3,377,977

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Starwood Property Trust, Inc., 2021 Term Loan, (1-mo. LIBOR US at 0.50% Floor + 3.05%), 8.51%, 06/09/26(d)	USD	18,406	$17,711,767
Vaco Holdings LLC, 2022 Term Loan, (3-mo. CME Term SOFR + 5.00%), 10.39%, 01/21/29		4,249	4,019,595

			352,082,564

Total Floating Rate Loan Interests — 4.0% (Cost: $697,275,871)			654,887,479

Foreign Agency Obligations

Argentina — 0.2%
Argentine Republic Government International Bond
1.00%, 07/09/29		3,751	1,003,306
1.75%, 07/09/30(s)		35,805	9,953,856
5.00%, 07/09/35(s)		44,033	10,832,284
5.00%, 01/09/38(s)		14,865	4,474,281

			26,263,727

Bahrain(c) — 0.0%
Bahrain Government International Bond
5.45%, 09/16/32		1,402	1,179,433
7.50%, 09/20/47		1,082	903,470

			2,082,903

Brazil — 1.4%
Brazil Letras do Tesouro Nacional
10.99%, 04/01/24		162,370	30,814,193
11.07%, 04/01/24		80,270	15,233,450
0.00%, 07/01/24(q)		591,234	109,352,942
Brazil Notas do Tesouro Nacional
Series F, 10.00%, 01/01/25		114,443	22,431,657
Series F, 10.00%, 01/01/27		262,339	50,321,426

			228,153,668

Chile — 0.0%
Chile Government International Bond, 4.34%, 03/07/42		2,267	1,751,258

Colombia — 0.1%
Colombia Government International Bond
4.50%, 01/28/26		2,944	2,819,763
3.88%, 03/22/26		655	666,241
3.88%, 04/25/27		1,811	1,646,199
3.13%, 04/15/31		4,564	3,361,386
8.00%, 04/20/33		2,105	2,049,218
Colombian TES, Series B, 5.75%, 11/03/27		24,971,300	5,065,834

			15,608,641

Costa Rica — 0.0%
Costa Rica Government International Bond, 6.55%, 04/03/34(c)		951	903,926

Czech Republic — 0.3%
Czech Republic Government Bond
Series 105, 2.75%, 07/23/29		509,640	19,951,654
Series 150, 5.00%, 09/30/30		435,260	19,206,291

			39,157,945

Dominican Republic — 0.1%
Dominican Republic International Bond
6.88%, 01/29/26(c)		1,477	1,468,862
5.95%, 01/25/27(c)		2,074	1,992,927

Security	Par (000)	Value

Dominican Republic (continued)
Dominican Republic International Bond (continued)
4.50%, 01/30/30(b)	2,367	$2,001,299
7.05%, 02/03/31(b)	655	627,490
4.88%, 09/23/32(b)	3,821	3,089,278

		9,179,856

Egypt(b) — 0.0%
Egypt Government International Bond
8.50%, 01/31/47	1,099	569,886
7.50%, 02/16/61	1,244	612,670

		1,182,556

Guatemala — 0.1%
Guatemala Government Bond
5.25%, 08/10/29(c)	2,070	1,871,280
5.25%, 08/10/29(b)	1,082	978,128
7.05%, 10/04/32	1,790	1,745,250
3.70%, 10/07/33(c)	1,977	1,453,095
6.60%, 06/13/36	920	850,080
4.65%, 10/07/41(b)	259	178,710

		7,076,543

Hungary — 0.0%
Hungary Government International Bond
5.38%, 03/25/24	368	366,862
5.25%, 06/16/29(b)	2,199	2,070,820

		2,437,682

Indonesia — 0.3%
Indonesia Government International Bond
4.55%, 01/11/28	200	192,126
4.65%, 09/20/32	4,355	3,980,775
4.85%, 01/11/33	200	186,460
5.65%, 01/11/53	200	182,416
Indonesia Treasury Bond
Series FR72, 8.25%, 05/15/36	299,465,000	20,360,226
Series FR98, 7.13%, 06/15/38	397,288,000	24,885,210
Perusahaan Penerbit SBSN Indonesia III, 4.40%, 06/06/27(b)	1,151	1,100,736

		50,887,949

Ivory Coast(c) — 0.0%
Ivory Coast Government International Bond
6.38%, 03/03/28	3,867	3,586,642
5.88%, 10/17/31	641	546,833

		4,133,475

Jordan — 0.0%
Jordan Government International Bond, 4.95%, 07/07/25(c)	852	791,714

Mexico — 0.7%
Mexican Bonos
Series M, 7.75%, 05/29/31	403,540	19,488,662
Series M, 7.50%, 05/26/33	352,661	16,339,345
Mexico Cetes(t)
11.44%, 07/25/24	10,216,207	52,164,424
11.41%, 10/03/24	3,370,808	16,838,146
Mexico Government International Bond
3.75%, 01/11/28	2,037	1,878,114
2.66%, 05/24/31	2,766	2,153,331

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	27

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mexico (continued)
Mexico Government International Bond (continued)
6.35%, 02/09/35	395	$376,435
6.34%, 05/04/53	385	333,603

		109,572,060

Morocco — 0.0%
Morocco Government International Bond, 5.95%, 03/08/28(b)	964	943,515

Nigeria — 0.0%
Nigeria Government International Bond
8.38%, 03/24/29(b)	1,336	1,167,330
7.63%, 11/28/47(c)	2,004	1,347,690

		2,515,020

Oman(c) — 0.0%
Oman Government International Bond
6.50%, 03/08/47	2,074	1,799,195
6.75%, 01/17/48	2,489	2,218,321
Oman Sovereign Sukuk Co., 4.40%, 06/01/24	994	981,575

		4,999,091

Panama — 0.0%
Panama Government International Bond
3.16%, 01/23/30	1,339	1,073,878
6.40%, 02/14/35	2,292	2,083,428
6.85%, 03/28/54	1,960	1,671,880

		4,829,186

Paraguay — 0.0%
Paraguay Government International Bond, 5.60%, 03/13/48(c)	882	677,376

Peru — 0.0%
Corp. Financiera de Desarrollo SA, 4.75%, 07/15/25(c)	2,203	2,134,773
Peruvian Government International Bond
2.78%, 01/23/31	2,043	1,636,443
1.86%, 12/01/32	3,894	2,739,429

		6,510,645

Philippines — 0.0%
Philippines Government International Bond,
2.65%, 12/10/45	1,200	694,836

Poland — 0.2%
Bank Gospodarstwa Krajowego, 6.25%, 10/31/28(b)	795	803,944
Republic of Poland Government International Bond
4.88%, 10/04/33	879	812,960
4.25%, 02/14/43(c)	585	577,659
5.50%, 04/04/53	1,345	1,181,542
Series 0726, 2.50%, 07/25/26	128,263	28,464,791

		31,840,896

Republic of Korea — 0.0%
Korea Land & Housing Corp, 5.75%, 10/06/25	500	499,495

Romania — 0.0%
Romanian Government International Bond
5.25%, 11/25/27(b)	1,094	1,056,782
2.88%, 03/11/29(c)	2,273	2,112,871

Security	Par (000)	Value

Romania (continued)
Romanian Government International Bond (continued)
2.50%, 02/08/30(c)	2,392	$2,085,271
2.12%, 07/16/31(c)	1,323	1,030,414

		6,285,338

Saudi Arabia — 0.0%
Saudi Government International Bond
4.50%, 04/17/30(c)	2,553	2,387,055
5.00%, 01/18/53(b)	1,940	1,535,025

		3,922,080

Senegal — 0.0%
Senegal Government International Bond, 6.25%, 05/23/33(c)	1,300	1,028,625

South Africa — 0.4%
Republic of South Africa Government International Bond
4.85%, 09/30/29	1,804	1,531,145
5.88%, 04/20/32	1,742	1,469,813
5.00%, 10/12/46	2,881	1,743,005
Series 2030, 8.00%, 01/31/30	231,682	10,936,243
Series 2032, 8.25%, 03/31/32	19,992	881,794
Series 2040, 9.00%, 01/31/40	228,286	9,084,736
Series 2044, 8.75%, 01/31/44	106,239	4,015,955
Series R186, 10.50%, 12/21/26	572,846	31,662,982

		61,325,673

South Korea(c) — 0.0%
Korea National Oil Corp.
4.75%, 04/03/26	200	195,848
4.88%, 04/03/28	200	193,068

		388,916

Spain(b)(c) — 2.2%
Spain Government Bond
2.55%, 10/31/32	235,276	226,370,718
3.15%, 04/30/33	67,171	67,335,180
3.90%, 07/30/39	23,177	23,410,369
2.90%, 10/31/46	22,348	18,463,129
3.45%, 07/30/66	17,359	14,323,025

		349,902,421

Trinidad And Tobago — 0.0%
Trinidad & Tobago Government International Bond, 5.95%, 01/14/31	840	809,760

Ukraine(e)(n) — 0.0%
Ukraine Government International Bond
7.75%, 09/01/25(c)	1,244	379,420
7.75%, 09/01/26(c)	1,757	500,499
7.25%, 03/15/35(b)	3,049	766,824

		1,646,743

United Kingdom — 0.2%
United Kingdom Gilt, 0.50%, 10/22/61(c)	102,040	32,771,078

Uruguay — 0.0%
Uruguay Government International Bond, 5.75%, 10/28/34	2,256	2,252,616

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Uzbekistan — 0.0%
Republic of Uzbekistan International Bond, 7.85%, 10/12/28		931	$926,345

Total Foreign Agency Obligations — 6.2% (Cost: $1,106,912,697)			1,013,953,558

		Shares

Investment Companies

United States — 1.2%
Invesco QQQ Trust, Series 1 (f)		236,000	82,805,320
iShares 0-5 Year TIPS Bond ETF (g)		190,821	18,534,444
iShares iBoxx $ Investment Grade Corporate Bond ETF (f)(g)		116,353	11,538,727
iShares JP Morgan USD Emerging Markets Bond ETF (f)(g)		118,254	9,601,042
iShares Latin America 40 ETF (g)		371,046	9,201,941
iShares MSCI Brazil ETF (f)(g)		436,853	13,005,114
iShares MSCI Emerging Markets ETF (g)		56,435	2,071,164
iShares Russell Mid-Cap Growth ETF (f)(g)		48,366	4,192,849
SPDR Bloomberg High Yield Bond ETF (f)		95,958	8,532,585
VanEck J. P. Morgan EM Local Currency Bond ETF (f)		1,063,266	25,199,404
VanEck Semiconductor ETF (e)(f)		59,954	8,330,608

Total Investment Companies — 1.2% (Cost: $194,639,934)			193,013,198

		Par (000)

Non-Agency Mortgage-Backed Securities

Cayman Islands(a)(b) — 0.1%
Arbor Realty Commercial Real Estate Notes Ltd.,
Series 2021-FL4, Class A, (1-mo. Term SOFR + 1.46%), 6.80%, 11/15/36	USD	656	643,700
FS Rialto, Series 2021-FL3, Class A, (1-mo. Term SOFR + 1.36%), 6.70%, 11/16/36		389	380,238
Greystone CRE Notes Ltd., Series 2021-FL3, Class A, (1-mo. Term SOFR + 1.13%), 6.47%, 07/15/39		3,594	3,531,163
MF1 Ltd., Series 2021-FL6, Class A, (1-mo. Term SOFR + 1.21%), 6.55%, 07/16/36		2,867	2,813,062

			7,368,163

United States — 3.6%
1211 Avenue of the Americas Trust, Series 2015- 1211, Class D, 4.14%, 08/10/35(a)(b)		4,330	3,808,400
Ajax Mortgage Loan Trust(a)(b)
Series 2021-E, Class A1, 1.74%, 12/25/60		21,753	18,133,204
Series 2021-E, Class A2, 2.69%, 12/25/60		3,304	2,584,498
Series 2021-E, Class B1, 3.73%, 12/25/60		2,184	1,687,415
Series 2021-E, Class M1, 2.94%, 12/25/60		1,332	1,016,408
Alen Mortgage Trust, Series 2021-ACEN, Class D, (1-mo. Term SOFR + 3.21%), 8.55%, 04/15/34(a)(b)		5,222	3,553,202
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class E, 1.75%, 05/15/53(b)		1,650	832,246

Security		Par (000)	Value

United States (continued)
Arbor Realty Commercial Real Estate Notes Ltd., Series 2022-FL2, Class A, (1-mo. Term SOFR + 1.85%), 7.18%, 05/15/37(a)(b)	USD	8,035	$7,894,390
BAMLL Commercial Mortgage Securities Trust(a)(b)
Series 2015-200P, Class D, 3.60%, 04/14/33		730	654,479
Series 2018-DSNY, Class A, (1-mo. Term SOFR + 1.15%), 6.48%, 09/15/34		2,468	2,443,158
Bank, Series 2017-BNK9, Class A4, 3.54%, 11/15/54		1,990	1,788,245
Bayview Commercial Asset Trust(a)(b)
Series 2005-3A, Class M6, (1-mo. Term SOFR + 1.16%), 6.14%, 11/25/35		296	269,312
Series 2006-3A, Class M1, (1-mo. Term SOFR + 0.62%), 5.95%, 10/25/36		332	302,162
BBCMS Mortgage Trust, Series 2018-TALL, Class C, (1-mo. Term SOFR + 1.32%), 6.65%, 03/15/37(a)(b)		4,880	3,916,202
Beast Mortgage Trust(a)(b)
Series 2021-SSCP, Class A, (1-mo. Term SOFR + 0.86%), 6.20%, 04/15/36		1,955	1,905,976
Series 2021-SSCP, Class B, (1-mo. Term SOFR + 1.21%), 6.55%, 04/15/36		4,812	4,615,040
Series 2021-SSCP, Class C, (1-mo. Term SOFR + 1.46%), 6.80%, 04/15/36		5,803	5,559,971
Series 2021-SSCP, Class D, (1-mo. Term SOFR + 1.71%), 7.05%, 04/15/36		5,329	5,061,142
Series 2021-SSCP, Class E, (1-mo. Term SOFR + 2.21%), 7.55%, 04/15/36		4,614	4,318,786
Series 2021-SSCP, Class F, (1-mo. Term SOFR + 3.01%), 8.35%, 04/15/36		4,410	4,138,024
Series 2021-SSCP, Class G, (1-mo. Term SOFR + 3.91%), 9.25%, 04/15/36		4,993	4,610,587
Series 2021-SSCP, Class H, (1-mo. Term SOFR + 5.02%), 10.35%, 04/15/36		3,541	3,262,842
Benchmark Mortgage Trust
Series 2021-B23, Class XA, 1.27%, 02/15/54(a)		54,572	3,287,921
Series 2021-B25, Class A5, 2.58%, 04/15/54		5,050	3,734,572
BHMS Mortgage Trust(a)(b)
Series 2018-ATLS, Class A, (1-mo. Term SOFR + 1.55%), 6.88%, 07/15/35		6,720	6,602,402
Series 2018-ATLS, Class C, (1-mo. Term SOFR + 2.20%), 7.53%, 07/15/35		1,583	1,537,250
BOCA Commercial Mortgage Trust, Series 2022- BOCA, Class A, (1-mo. Term SOFR + 1.77%), 7.10%, 05/15/39(a)(b)		2,411	2,389,860
BWAY Mortgage Trust, Series 2013-1515, Class D, 3.63%, 03/10/33(b)		3,735	3,201,672
BX Commercial Mortgage Trust(b)
Series 2019-XL, Class A, (1-mo. Term SOFR + 1.03%), 6.37%, 10/15/36(a)		1,915	1,904,523
Series 2019-XL, Class G, (1-mo. Term SOFR + 2.41%), 7.75%, 10/15/36(a)		8,011	7,845,734
Series 2019-XL, Class J, (1-mo. Term SOFR + 2.76%), 8.10%, 10/15/36(a)		10,664	10,405,304
Series 2020-VIV4, Class A, 2.84%, 03/09/44		1,425	1,131,295
Series 2020-VKNG, Class G, (1-mo. Term SOFR + 3.36%), 8.70%, 10/15/37(a)		1,050	1,003,443

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	29

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
BX Commercial Mortgage Trust(b) (continued)
Series 2021-NWM, Class A, (1-mo. Term SOFR + 1.02%), 6.36%, 02/15/33(a)	USD	18,808	$18,335,831
Series 2021-NWM, Class B, (1-mo. Term SOFR + 2.26%), 7.60%, 02/15/33(a)		11,028	10,828,985
Series 2021-NWM, Class C, (1-mo. Term SOFR + 4.36%), 9.70%, 02/15/33(a)		7,282	7,134,184
Series 2021-SOAR, Class G, (1-mo. Term SOFR + 2.91%), 8.25%, 06/15/38(a)		8,546	8,082,610
Series 2021-VINO, Class F, (1-mo. Term SOFR + 2.92%), 8.25%, 05/15/38(a)		6,165	5,825,247
Series 2021-XL2, Class A, (1-mo. Term SOFR + 0.80%), 6.14%, 10/15/38(a)		2,370	2,312,117
Series 2021-XL2, Class F, (1-mo. Term SOFR + 2.36%), 7.69%, 10/15/38(a)		12,828	12,072,153
BX Trust(a)(b)
Series 2019-OC11, Class D, 3.94%, 12/09/41		8,408	6,748,609
Series 2019-OC11, Class E, 3.94%, 12/09/41		11,784	9,149,458
Series 2021-ARIA, Class E, (1-mo. Term SOFR + 2.36%), 7.69%, 10/15/36		9,187	8,588,562
Series 2021-MFM1, Class E, (1-mo. Term SOFR + 2.36%), 7.70%, 01/15/34		2,421	2,312,062
Series 2021-MFM1, Class F, (1-mo. Term SOFR + 3.11%), 8.45%, 01/15/34		3,755	3,576,197
CAMB Commercial Mortgage Trust, Series 2019- LIFE, Class E, (1-mo. Term SOFR + 2.20%), 7.53%, 12/15/37(a)(b)		1,358	1,330,561
CD Mortgage Trust, Series 2017-CD6, Class B, 3.91%, 11/13/50(a)		864	685,115
Citigroup Commercial Mortgage Trust, Series 2018-C6, Class A4, 4.41%, 11/10/51		2,000	1,816,881
Cold Storage Trust, Series 2020-ICE5, Class A, (1-mo. Term SOFR + 1.01%), 6.35%, 11/15/37(a)(b)		6,007	5,940,161
Commercial Mortgage Trust, Series 2014-CR21, Class A3, 3.53%, 12/10/47		3,568	3,469,119
Credit Suisse Mortgage Capital Certificates Trust Class A, 7.54%, 02/15/27(d)		11,900	10,702,937
Series 2019-ICE4, Class B, (1-mo. Term SOFR + 1.28%), 6.61%, 05/15/36(a)(b)		1,761	1,750,978
Series 2019-ICE4, Class C, (1-mo. Term SOFR + 1.48%), 6.81%, 05/15/36(a)(b)		1,824	1,809,918
Series 2019-ICE4, Class D, (1-mo. Term SOFR + 1.65%), 6.98%, 05/15/36(a)(b)		5,882	5,822,853
Series 2019-ICE4, Class E, (1-mo. Term SOFR + 2.20%), 7.53%, 05/15/36(a)(b)		5,398	5,311,964
Series 2019-ICE4, Class F, (1-mo. Term SOFR + 2.70%), 8.03%, 05/15/36(a)(b)		8,115	7,994,317
CSAIL Commercial Mortgage Trust
Series 2016-C5, Class C, 4.64%, 11/15/48(a)		640	573,230
Series 2020-C19, Class A3, 2.56%, 03/15/53		11,759	9,326,442
CSMC Trust(b)
Series 2020-FACT, Class E, (1-mo. Term SOFR + 4.98%), 10.56%, 10/15/37(a)		1,513	1,358,177
Series 2020-NET, Class A, 2.26%, 08/15/37		3,918	3,544,955
DBGS Mortgage Trust(a)(b)
Series 2018-BIOD, Class A, (1-mo. Term SOFR + 1.10%), 6.43%, 05/15/35		786	779,912
Series 2018-BIOD, Class D, (1-mo. Term SOFR + 1.60%), 6.93%, 05/15/35		1,865	1,820,616
Series 2018-BIOD, Class F, (1-mo. Term SOFR + 2.30%), 7.63%, 05/15/35		7,767	7,498,604

Security		Par (000)	Value

United States (continued)
ELP Commercial Mortgage Trust, Series 2021- ELP, Class F, (1-mo. Term SOFR + 2.78%), 8.12%, 11/15/38(a)(b)	USD	6,593	$6,262,592
Extended Stay America Trust(a)(b)
Series 2021-ESH, Class D, (1-mo. Term SOFR + 2.36%), 7.70%, 07/15/38		13,512	13,275,550
Series 2021-ESH, Class E, (1-mo. Term SOFR + 2.96%), 8.30%, 07/15/38		9,445	9,231,994
Freddie Mac STACR REMIC Trust, Series 2022- DNA1, Class B1, (30-day Avg SOFR + 3.40%), 8.72%, 01/25/42(a)(b)		2,121	2,099,812
FS Rialto Issuer LLC, Series 2022-FL6, Class A, (1-mo. Term SOFR + 2.58%), 7.91%, 08/17/37(a)(b)		8,341	8,340,868
GCT Commercial Mortgage Trust, Series 2021-GCT D, Class D, (1-mo. Term SOFR + 2.46%), 7.80%, 02/15/38(a)(b)		810	186,300
GS Mortgage Securities Corp. Trust(a)(b)
Series 2021-DM, Class E, (1-mo. Term SOFR + 3.05%), 8.38%, 11/15/36		12,756	12,283,377
Series 2021-ROSS, Class A, (1-mo. Term SOFR + 1.26%), 6.60%, 05/15/26		1,480	1,309,676
Series 2022-ECI, Class A, (1-mo. Term SOFR + 2.19%), 7.53%, 08/15/39		1,358	1,359,668
GS Mortgage Securities Trust Series 2020-GC47, Class AS, 2.73%, 05/12/53		4,426	3,436,099
Series 2020-GSA2, Class XA, 1.72%, 12/12/53(a)(b)		2,183	179,130
Series 2021-IP, Class A, (1-mo. Term SOFR + 1.06%), 6.40%, 10/15/36(a)(b)		1,493	1,423,927
Hudson Yards Mortgage Trust, Series 2016-10HY, Class E, 2.98%, 08/10/38(a)(b)		897	736,304
Independence Plaza Trust, Series 2018-INDP, Class B, 3.91%, 07/10/35(b)		2,215	2,051,716
JP Morgan Chase Commercial Mortgage Securities Trust(a)(b)
Series 2018-WPT, Class DFL, (1-mo. Term SOFR + 2.74%), 8.07%, 07/05/33		1,253	1,013,501
Series 2021-INV5, Class F, (1-mo. Term SOFR + 3.06%), 8.40%, 04/15/38		3,330	3,166,941
Series 2021-MHC, Class E, (1-mo. Term SOFR + 2.56%), 7.90%, 04/15/38		7,630	7,286,650
Series 2022-NXSS, Class A, (1-mo. Term SOFR + 2.18%), 7.51%, 09/15/39		1,795	1,794,987
Series 2022-OPO, Class C, 3.56%, 01/05/39		3,082	1,957,072
JP Morgan Mortgage Trust(a)(b)
Series 2021-INV7, Class A2A, 2.50%, 12/25/51		39,047	28,573,247
Series 2021-INV7, Class A3A, 2.50%, 02/25/52		25,766	21,351,913
Series 2021-INV7, Class A4A, 2.50%, 02/25/52		10,574	6,045,705
JPMCC Commercial Mortgage Securities Trust, Series 2019-COR4, Class A5, 4.03%, 03/10/52		4,308	3,764,138
LUXE Trust, Series 2021-TRIP, Class E, (1-mo. Term SOFR + 2.86%), 8.20%, 10/15/38(a)(b)		1,215	1,168,052
MCM Trust(d)
3.00%, 08/25/28		8,940	5,892,252
1.00%, 01/01/59		14,144	13,594,407
MED Trust(a)(b)
Series 2021, Class A, (1-mo. Term SOFR + 1.06%), 6.40%, 11/15/38		1,584	1,537,743

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
MED Trust(a)(b) (continued)
Series 2021, Class F, (1-mo. Term SOFR + 4.11%), 9.45%, 11/15/38	USD	16,331	$15,390,298
Series 2021-MDLN, Class G, (1-mo. Term SOFR + 5.36%), 10.70%, 11/15/38		17,548	16,473,790
MF1 Trust, Series 2021-W10, Class F, (1-mo. Term SOFR + 3.37%), 8.70%, 12/15/34(a)(b)		8,512	7,959,973
MHC Commercial Mortgage Trust(a)(b)
Series 2021-MHC, Class E, (1-mo. Term SOFR + 2.22%), 7.55%, 04/15/38		9,083	8,889,439
Series 2021-MHC, Class F, (1-mo. Term SOFR + 2.72%), 8.05%, 04/15/38		1,040	1,003,187
MHP Trust, Series 2021-STOR, Class G, (1-mo. Term SOFR + 2.86%), 8.20%, 07/15/38(a)(b)		3,936	3,720,914
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C24, Class C, 4.32%, 05/15/48(a)		647	550,372
Series 2016-C32, Class A4, 3.72%, 12/15/49		3,377	3,108,252
Morgan Stanley Capital I Trust
Series 2018-MP, Class A, 4.28%, 07/11/40(a)(b)		2,110	1,672,285
Series 2020-L4, Class A3, 2.70%, 02/15/53		2,855	2,307,532
PKHL Commercial Mortgage Trust, Series 2021- MF, Class F, (1-mo. Term SOFR + 3.46%), 8.80%, 07/15/38(a)(b)		1,881	1,465,224
Ready Capital Mortgage Financing LLC, Series 2022-FL10, Class A, (1-mo. Term SOFR + 2.55%), 7.88%, 10/25/39(a)(b)		12,442	12,441,919
RIAL Issuer Ltd., Series 2022-FL8, Class A, (1- mo. Term SOFR + 2.25%), 7.58%, 01/19/37(a)(b)		4,557	4,455,889
SREIT Trust(a)(b)
Series 2021-MFP, Class A, (1-mo. Term SOFR + 0.85%), 6.18%, 11/15/38		1,605	1,570,203
Series 2021-MFP, Class F, (1-mo. Term SOFR + 2.74%), 8.07%, 11/15/38		9,828	9,335,469
Series 2021-MFP2, Class F, (1-mo. Term SOFR + 2.73%), 8.07%, 11/15/36		4,565	4,313,349
Starwood Trust, Series 2021-FLWR, Class E, (1-mo. Term SOFR + 2.04%), 7.37%, 07/15/36(a)(b)		3,290	3,108,571
TVC DSCR(d)
0.00%, 02/01/51		6,340	5,516,982
2.38%, 02/01/51		25,362	23,609,884
UBS Commercial Mortgage Trust, Series 2019- C17, Class A4, 2.92%, 10/15/52		1,175	964,371
VNDO Trust, Series 2016-350P, Class D, 3.90%, 01/10/35(a)(b)		2,150	1,868,006
Wells Fargo Commercial Mortgage Trust(a)
Series 2015-C28, Class AS, 3.87%, 05/15/48		3,230	3,034,790
Series 2017-C38, Class C, 3.90%, 07/15/50		1,305	1,054,279
Series 2017-C41, Class B, 4.19%, 11/15/50		1,656	1,341,610
Series 2018-1745, Class A, 3.75%, 06/15/36(b)		2,162	1,781,521

Security		Par (000)	Value

United States (continued)
Wells Fargo Commercial Mortgage Trust(a) (continued)
Series 2020-C58, Class XA, 1.78%, 07/15/53	USD	30,165	$2,677,344
Series 2021-C59, Class XA, 1.52%, 04/15/54		24,792	1,847,120

			592,688,614

Total Non-Agency Mortgage-Backed Securities — 3.7% (Cost: $667,558,999)			600,056,777

		Benefical Interest (000)

Other Interests

Canada — 0.1%
Sprott Private Resource Streaming(d)(u)	USD	21,280	18,896,326

Total Other Interests — 0.1% (Cost: $21,471,327)			18,896,326

		Par (000)

Preferred Securities

Capital Trusts — 0.1%(a)(o)

Mexico — 0.0%
Banco Mercantil del Norte SA, 5.88%(b)	USD	1,037	875,280

Philippines — 0.0%
Rizal Commercial Banking Corp., 6.50%(c)		1,000	899,780

United States — 0.1%
USB Capital IX, 6.68%		3,935	2,779,682

			4,554,742

		Shares

Preferred Stocks — 2.7%

Brazil — 0.2%
Cia Energetica de Minas Gerais		1,777,579	4,139,193
Gerdau SA		659,157	2,846,204
Neon Pagamentos SA, Series F(d)		39,435	20,284,181

			27,269,578

China — 0.3%
ByteDance Ltd., Series E -1, (Acquired 11/11/20, Cost: $33,821,714)(d)(h)		308,665	54,424,677

Finland — 0.0%
Aiven, Series D(d)		86,562	6,337,204

Germany — 0.2%
Dr Ing hc F Porsche AG(b)		198,815	17,425,146
Porsche Automobil Holding SE		69,150	3,095,023

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	31

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Volkswagen AG	25,046	$2,656,145
Volocopter GmbH, Series D-2, (Acquired 03/03/21, Cost: $22,418,516)(d)(h)	4,218	17,315,852

		40,492,166

India — 0.0%
Think & Learn Private Ltd., Series F, (Acquired 12/11/20, Cost: $13,030,114)(d)(h)	4,047	848,152

Israel(d)(h) — 0.2%
Deep Instinct Ltd.
Series D -2, (Acquired 03/19/21, Cost: $11,638,040)	1,914,819	13,710,104
Series D-4, (Acquired 09/20/22, Cost: $10,933,893)	1,550,832	11,103,957

		24,814,061

United Kingdom — 0.1%
10X Future Technologies Holdings Ltd., Series D, (Acquired 05/13/21, Cost: $24,142,699)(d)(h)	637,808	9,473,229

United States(d) — 1.7%
Breeze Aviation Group, Inc., Series B, (Acquired 07/30/21, Cost: $17,069,096)(h)	31,603	9,419,906
Caresyntax, Inc.
Series C-2	67,497	6,370,367
Series C3	9,724	776,267
Databricks, Inc.(h)
Series F, (Acquired 10/22/19, Cost: $11,769,837)	822,138	60,427,143
Series G, (Acquired 02/01/21, Cost: $13,141,188)	222,270	16,336,845
Dream Finders Homes, Inc., 12/31/49	38,156	35,103,520
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $8,339,244)(h)	1,423,565	3,416,556
Farmer’s Business Network, Inc.(h)
Series F, (Acquired 07/31/20, Cost: $8,907,002)	269,447	1,172,094
Series G, (Acquired 09/15/21, Cost: $2,533,428)	40,758	177,297
GM Cruise Holdings, LLC, Series G, (Acquired 03/25/21, Cost: $9,841,593)(h)	373,495	6,674,356
Jumpcloud, Inc.(h)
Series E -1, (Acquired 10/30/20, Cost: $11,778,091)	6,458,349	16,339,623
Series F, (Acquired 09/03/21, Cost: $2,543,928)	424,788	1,074,714
Lessen Nine GmbH
Series B	841,086	5,071,748
Series C	259,727	1,971,328
Loadsmart, Inc.(h)
Series C, (Acquired 10/05/20, Cost: $10,694,460)	1,250,814	13,521,299
Series D, (Acquired 01/27/22, Cost: $2,628,040)	131,402	1,420,456
Lookout, Inc., Series F, (Acquired 09/19/14, Cost: $50,945,689)(h)	4,459,883	18,196,323
MNTN Digital, Inc., Series D, (Acquired 11/05/21, Cost: $7,559,970)(h)	329,191	3,143,774
Noodle Partners, Inc., Series C, (Acquired 08/26/21, Cost: $9,816,152)(h)	1,099,886	5,290,452
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $5,269,814)(h)	200,937	5,433,336

Security		Shares	Value

United States (continued)
Relativity Space, Inc., Series E, (Acquired 05/27/21, Cost: $9,126,025)(h)		399,649	$6,302,465
SambaNova Systems, Inc.(h)
Series C, (Acquired 02/19/20, Cost: $11,739,902)		220,503	14,167,318
Series D, (Acquired 04/09/21, Cost: $6,878,356)		72,390	4,651,057
Sci Ph Parent, Inc., Series F, (Acquired 02/10/23, Cost: $3,949,000), 12/31/79(h)		3,949	3,552,283
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $3,799,839)(h)		252,991	2,340,167
Ursa Major Technologies, Inc., Series C, (Acquired 09/13/21, Cost: $9,742,600)(h)		1,633,349	5,210,383
Verge Genomics(h) ,
(Acquired 09/06/23, Cost: $1,451,493)		201,843	1,449,233
Series B, (Acquired 11/05/21, Cost: $9,084,159)		1,705,369	11,016,684
Versa Networks, Inc., Series E, (Acquired 10/14/22, Cost: $5,641,940), 10/07/32(h)		1,933,359	5,896,745
Zero Mass Water, Inc.(h)
Series C -1, (Acquired 05/07/20, Cost: $8,796,956)		558,055	11,981,441
Series D, (Acquired 07/05/22, Cost: $1,648,279)		40,240	1,262,329

			279,167,509

			442,826,576
Trust Preferreds — 0.1%

United States — 0.1%
Citigroup Capital XIII, 10/30/40(a)		466,455	13,373,265
Wells Fargo & Co., Series L(o)(p)		5,825	6,152,947

			19,526,212

Total Preferred Securities — 2.9% (Cost: $498,242,554)			466,907,530

		Par (000)

U.S. Government Sponsored Agency Securities

Commercial Mortgage-Backed Securities(a) — 0.1%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K105, Class X1, 1.52%, 01/25/30	USD	11,819	866,569
Series K109, Class X1, 1.58%, 04/25/30		15,049	1,163,041
Series K110, Class X1, 1.70%, 04/25/30		8,638	699,402
Series K120, Class X1, 1.04%, 10/25/30		50,061	2,635,586
Series KL06, Class XFX, 1.36%, 12/25/29		8,414	466,983
Series KW09, Class X1, 0.80%, 05/25/29		57,589	1,857,261

			7,688,842

Mortgage-Backed Securities — 5.3%
Fannie Mae, Series 2018-M13, Class A2, 3.74%, 09/25/30(a)		1,697	1,530,332
Freddie Mac Multifamily Structured Pass Through Certificates, Series K116, Class X1, 1.42%, 07/25/30(a)		7,744	549,659

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities(v)
3.50%, 11/13/53	USD	748,610	$623,315,465
4.50%, 11/13/53		273,718	244,395,851

			869,791,307

Total U.S. Government Sponsored Agency Securities — 5.4% (Cost: $892,328,693)			877,480,149

U.S. Treasury Obligations
U.S. Treasury Inflation-Indexed Notes
0.63%, 01/15/24 - 07/15/32(w)(x)		344,265	330,992,841
0.50%, 04/15/24		146,360	143,892,726
0.13%, 04/15/27		22,962	21,031,140
U.S. Treasury Notes, 4.63%, 09/30/28(x)		191,018	189,286,899

Total U.S. Treasury Obligations — 4.2% (Cost: $695,516,384)			685,203,606

		Shares

Warrants

Cayman Islands — 0.0%
Lavoro Ltd., Class A, (Issued 12/27/22, Exercisable 12/27/23, 1 Share for 1 Warrant, Expires 12/27/27, Strike Price USD 11.50)(e)		95,675	36,902

Israel — 0.0%
Deep Instinct Ltd., (Acquired 09/20/22, Cost: $0), (Exercisable 09/20/22, 1 Share for 1 Warrant, Expires 09/20/32) (d)(h)		109,339	663,688
Innovid Corp., (Issued/Exercisable 01/28/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)(e)		49,253	1,970

			665,658

Switzerland — 0.0%
Cie Financiere Richemont SA, (Issued 11/27/20, Exercisable 11/22/23, 0.01 Share for 1 Warrant, Expires 11/22/23, Strike Price CHF 67.00)(e)		4,654	3,059

United States — 0.1%
Cano Health, Inc., (Issued 07/06/20, Exercisable 07/06/21, 1 Share for 1 Warrant, Expires 06/03/26, Strike Price USD 11.50)(e)		268,681	7,926
Caresyntax, Inc., (Exercisable 06/30/23, 1 Share for 1 Warrant, Expires 06/21/33, Strike Price USD 0.01)(d)		7,660	722,874
Crown PropTech Acquisitions, (Issued 02/05/21, 1 Share for 1 Warrant, Expires 02/01/26, Strike Price USD 11.50)(d)		271,336	2,713
Crown PropTech Acquisitions, (Issued/Exercisable 01/25/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)(e)		162,368	1,672
EVgo, Inc., (Issued/Exercisable 11/10/20, 1 Share for 1 Warrant, Expires 09/15/25, Strike Price USD 11.50)(e)		146,070	26,366
Flyr Warrants, (Issued/Exercisable 05/10/22, 1 Share for 1 Warrant, Expires 05/10/32, Strike Price USD 3.95)(d)		35,428	501,660

Security	Shares	Value

United States (continued)
FreeWire Technologies, Inc., (Exercisable 06/03/23, 1 Share for 1 Warrant, Expires 04/26/29, Strike Price USD 3.35)(d)	881,598	$9
FreeWire Technologies, Inc., (Issued 04/27/22, 1 Share for 1 Warrant, Expires 04/26/27, Strike Price USD 3.35)(d)	927,998	74,240
FreeWire Technologies, Inc., (Issued 05/02/22, Exercisable 05/03/23, 1 Share for 1Warrant, Expires 04/26/27, Strike Price USD 3.35)(d)	46,400	3,712
Green Plains, Inc., (Issued 02/05/21, 1 Share for 1 Warrant, Expires 04/28/26, Strike Price USD 22.00)	1,464,976	18,328,813
Hawkeye 360, (Issued 07/07/23, 1 Share for 1 Warrant, Expires 07/07/33, Strike Price USD 0.01)(d)	181,009	818,161
Hawkeye 360, (Issued 07/07/23, 1 Share for 1 Warrant, Expires 07/07/33, Strike Price USD 11.17)(d)	28,732	66,371
Hawkeye 360, (Issued 07/07/23, 1 Share for 1 Warrant, Expires 07/07/33, Strike Price USD 0.01)(d)	71,829	324,667
Hippo Holdings, Inc., (Issued/Exercisable 01/04/21, 0.04 Share for 1 Warrant, Expires 08/02/26, Strike Price USD 287.50)(e)	123,393	2,221
Latch, Inc., (Issued/Exercisable 12/29/20, 1 Share for 1 Warrant, Expires 06/04/26, Strike Price USD 11.50)(e)(f)	111,795	1,118
Lightning eMotors, Inc., (Issued/Exercisable 05/13/20, 1 Share for 1 Warrant, Expires 05/18/25, Strike Price USD 11.50)	292,348	2,029
Offerpad Solutions, Inc., (Issued/Exercisable 10/13/20, 1 Share for 1 Warrant, Expires 09/01/26, Strike Price USD 11.50)(e)	226,443	2,264
Proof Acquisition Corp. I, (1 Share for 1 Warrant, Expires 12/23/28, Strike Price USD 11.50)(d)	271,281	18,990
Sarcos Technology & Robotics Corp., (Issued 01/15/21, 1 Share for 1 Warrant, Expires 06/15/27, Strike Price USD 69.00)	92,406	1,848
Sarcos Technology & Robotics Corp., Class A, (Issued/Exercisable 12/21/20, 1 Share for 1 Warrant, Expires 09/24/26, Strike Price USD 11.50)(e)	254,485	3,156
Sonder Holdings, Inc., (Issued 11/19/20, Exercisable 01/19/21, 1 Share for 1 Warrant, Expires 11/19/26, Strike Price USD 12.50)(d)	295,710	3
Versa Networks, Inc., (Acquired 10/14/22, Cost: $0), (Exercisable 10/14/22, 1 Share for 1 Warrant, Expires 10/07/32, Strike Price USD 0.01)(d)(h)	238,291	636,237

		21,547,050

Total Warrants — 0.1% (Cost: $3,947,974)		22,252,669

Total Long-Term Investments — 98.6% (Cost: $14,971,702,814)		16,077,789,893

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	33

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Short-Term Securities

Commercial Paper — 0.5%

France — 0.1%
Societe Generale SA, 5.70%, 03/06/24	USD	15,007	$14,715,699

United Kingdom — 0.1%
UBS AG/London
6.20%, 06/18/24		10,655	10,265,704
5.70%, 06/25/24		10,655	10,253,578

			20,519,282

United States — 0.3%
HSBC USA, Inc.
5.62%, 11/20/23		7,087	7,065,809
6.15%, 06/24/24		7,000	6,726,449
6.53%, 07/01/24		10,995	10,551,944
6.49%, 08/12/24		10,400	9,904,112
6.52%, 10/11/24		10,452	9,843,731

			44,092,045

			79,327,026

Foreign Agency Obligations — 0.0%
Export-Import Bank of India, 3.88%, 03/12/24(c)		300	297,333

		Shares

Money Market Funds — 5.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.24%(g)(y)		647,885,697	647,885,697
SL Liquidity Series, LLC, Money Market Series, 5.53%(g)(y)(z)		209,916,064	210,000,031

			857,885,728

		Par (000)

Time Deposits — 0.2%

Australia — 0.0%
Australia & New Zealand Banking Group Ltd., 3.76%, 11/01/23	NZD	90	52,676
BNP Paribas, 2.79%, 11/01/23	AUD	6,800	4,313,245
Brown Brothers Harriman & Co., 3.09%, 11/01/23	NOK	541	48,429

			4,414,350

Canada — 0.0%
BNP Paribas, 3.82%, 11/06/23	CAD	4,590	3,309,954

Denmark — 0.0%
Brown Brothers Harriman & Co., 2.50%, 11/03/23	DKK	341	48,364

Hong Kong — 0.0%
Brown Brothers Harriman & Co., 3.44%, 11/01/23	HKD	14,587	1,864,083

Japan — 0.0%
Sumitomo Bank Tokyo, (0.37%), 11/01/23	JPY	859,611	5,671,195

Singapore — 0.0%
Hongkong & Shanghai Banking Corp. Ltd., 2.55%, 11/01/23	SGD	108	79,113

South Africa — 0.0%
BNP Paribas, 6.40%, 11/01/23	ZAR	906	48,623

Security		Par (000)	Value

Sweden — 0.0%
SEB, Stockholm, 2.75%, 11/03/23	SEK	1,563	$140,004

Switzerland — 0.0%
BNP Paribas, 0.75%, 11/03/23	CHF	1,443	1,586,846

United Kingdom — 0.1%
SEB, Stockholm, 4.17%, 11/01/23	GBP	4,994	6,070,422

United States — 0.1%
Citibank NA, New York, 5.33%, 11/01/23	USD	4,168	4,168,107
SEB, Stockholm, 2.87%, 11/01/23(k)	EUR	12,407	13,127,780

			17,295,887

			40,528,841

U.S. Treasury Obligations — 0.4%
U.S. Treasury Bills, 5.42%, 11/14/23(t)	USD	1,507	1,504,122
U.S. Treasury Notes, 0.75%, 12/31/23(j)(k)		62,431	61,952,376

			63,456,498

Total Short-Term Securities — 6.4% (Cost: $1,041,400,027)			1,041,495,426

Options Purchased — 0.3% (Cost: $88,391,716)			49,384,159

Total Investments Before TBA Sale Commitments and Options Written — 105.3% (Cost: $16,101,494,557)			17,168,669,478

		Shares

Investments Sold Short

Common Stocks

United States — (0.2)%
Cloudflare, Inc., Class A(e)		(188,643)	(10,694,172)
Marriott International, Inc., Class A		(34,090)	(6,428,010)
Palantir Technologies, Inc., Class A(e)		(537,139)	(7,949,657)
Snowflake, Inc., Class A(e)		(39,765)	(5,771,095)

Total Investments Sold Short — (0.2)% (Proceeds: $(35,616,536))			(30,842,934)

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

TBA Sale Commitments

United States — (0.5)%
Uniform Mortgage-Backed Securities, 3.50%, 11/13/53(v)	USD	(97,500)	$(81,181,448)

Total TBA Sale Commitments — (0.5)% (Proceeds: $(82,372,266))			(81,181,448)

Options Written — (0.3)% (Premiums Received: $(50,471,107))			(53,177,532)

Total Investments, Net of TBA Sale Commitments and Options Written — 104.3% (Cost: $15,933,034,648)			17,003,467,564
Liabilities in Excess of Other Assets — (4.3)%			(704,291,380)

Net Assets — 100.0%			$16,299,176,184

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Non-income producing security.
(f)	All or a portion of this security is on loan.
(g)	Affiliate of the Fund.
(h)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $479,976,644, representing 2.9% of its net assets as of period end, and an original cost of $529,775,968.

(i)	When-issued security.
(j)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(k)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(l)	Investment does not issue shares.
(m)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(n)	Issuer filed for bankruptcy and/or is in default.
(o)	Perpetual security with no stated maturity date.
(p)	Convertible security.
(q)	Zero-coupon bond.
(r)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(s)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(t)	Rates are discount rates or a range of discount rates as of period end.
(u)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(v)	Represents or includes a TBA transaction.
(w)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(x)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(y)	Annualized 7-day yield as of period end.
(z)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/23	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Par/Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds

Bio City Development Co. B.V	$10,915,875	$—	$—		$—	$(4,929,750)	$5,986,125	140,850,000	$—	$—
BlackRock Liquidity Funds, T-Fund,
Institutional Class	1,395,015,218	—	(747,129,521	)(a)	—	—	647,885,697	647,885,697	21,760,800	—
iShares 0-5 Year TIPS Bond ETF	18,921,810	—	—		—	(387,366)	18,534,444	190,821	377,283	—
iShares Biotechnology ETF(b)	2,570,786	—	(2,549,990)		312,343	(333,139)	—	—	122	—
iShares China Large-Cap ETF(b)	1,952,192	24,261,557	(27,107,107)		1,220,676	(327,318)	—	—	—	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	72,644,602	—	(55,858,961)		(3,478,077)	(1,768,837)	11,538,727	116,353	1,251,351	—
iShares JP Morgan USD Emerging Markets Bond ETF	23,582,357	—	(12,897,788)		(910,475)	(173,052)	9,601,042	118,254	536,211	—
iShares Latin America 40 ETF	9,124,021	—	—		—	77,920	9,201,941	371,046	177,633	—
iShares MSCI Brazil ETF	12,349,834	—	—		—	655,280	13,005,114	436,853	330,357	—
iShares MSCI Emerging Markets ETF	2,208,302	—	—		—	(137,138)	2,071,164	56,435	17,503	—
iShares Russell Mid-Cap Growth ETF	—	4,611,800	—		—	(418,951)	4,192,849	48,366	8,707	—
Quintis Australia Pty. Ltd.	92,389,186	—	—		—	(29,227,862)	63,148,009	92,389,186	—	—
Quintis Australia Pty. Ltd.	2,877,422	—	—		—	(2,744,606)	8	82,684,528	—	—

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	35

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc.

Affiliated Issuer	Value at 04/30/23	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Par/Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

Quintis HoldCo. Pty. Ltd	$289	$—	$—		$—	$(12)	$277	43,735,802	$—		$—
SL Liquidity Series, LLC, Money Market Series	218,636,817	—	(8,727,593	)(a)	62,778	28,029	210,000,031	209,916,064	781,074	(c)	—

					$(2,792,755)	$(39,686,802)	$995,165,428		$25,241,041		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Exchange Traded Bitcoin Futures(a)	87	11/24/23	$15,184	$2,155,709
Euro BOBL	2,807	12/07/23	345,391	(2,045,847)
Euro BTP	320	12/07/23	37,320	(717,550)
Euro Bund	5,286	12/07/23	721,456	(13,056,163)
Euro OAT	1,226	12/07/23	159,936	(2,752,356)
OSE Nikkei 225	1,012	12/07/23	208,676	(6,261,800)
10-Year Australian Treasury Bonds	3,458	12/15/23	237,444	(15,187,836)
Euro Stoxx Banks Index	2,024	12/15/23	11,567	(151,097)
MSCI Emerging Markets Index	466	12/15/23	21,417	(1,560,084)
Russell 2000 E-Mini Index	55	12/15/23	4,588	23,146
S&P 500 E-Mini Index	189	12/15/23	39,806	(363,142)
U.S. Long Bond	1,155	12/19/23	125,823	(2,191,164)
Ultra U.S. Treasury Bond	786	12/19/23	87,713	(469,559)
Long Gilt	590	12/27/23	66,806	(983,240)
5-Year U.S. Treasury Note	24,338	12/29/23	2,541,990	(29,656,090)

				(73,217,073)

Short Contracts
30-Year Euro Buxl Bond	89	12/07/23	11,340	1,075,344
Euro-Schatz	727	12/07/23	80,905	214,672
Nikkei 225 Yen-Denominated	27	12/07/23	2,793	104,494
10-Year Japanese Government Treasury Bonds	412	12/13/23	390,731	5,941,920
Euro Stoxx 50 Index	290	12/15/23	12,521	409,977
FTSE 100 Index	73	12/15/23	6,516	232,355
NASDAQ 100 E-Mini Index	1,851	12/15/23	536,429	36,929,847
10-Year U.S. Treasury Note	14,028	12/19/23	1,487,406	34,907,221
10-Year U.S. Ultra Long Treasury Note	16,676	12/19/23	1,810,128	95,082,745
2-Year U.S. Treasury Note	3,255	12/29/23	658,985	(468,414)

				174,430,161

				$101,213,088

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

COP	37,588,455,000	USD	8,819,233	Citibank N.A.	11/30/23	$256,175
BRL	31,259,000	USD	6,054,660	Citibank N.A.	12/14/23	115,488
COP	8,633,721,200	USD	1,956,296	Citibank N.A.	12/14/23	121,795

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

COP	17,931,574,800	USD	4,157,661	Citibank N.A.	12/14/23	$158,374
COP	25,811,771,000	USD	5,937,494	Citibank N.A.	12/14/23	275,261
COP	83,421,653,978	USD	19,279,328	Citibank N.A.	12/14/23	799,818
HUF	8,341,628,210	USD	22,681,379	Barclays Bank PLC	12/14/23	250,105
INR	1,322,513,000	USD	15,835,065	Citibank N.A.	12/14/23	26,963
MXN	110,564,000	USD	6,087,253	Citibank N.A.	12/14/23	3,968
MXN	110,571,000	USD	6,045,732	Citibank N.A.	12/14/23	45,875
PLN	35,111,000	USD	8,145,621	Citibank N.A.	12/14/23	181,460
PLN	12,486,000	USD	2,861,711	Goldman Sachs International	12/14/23	99,525
USD	6,272,198	BRL	31,223,000	Citibank N.A.	12/14/23	109,155
USD	10,663,962	BRL	53,885,000	Goldman Sachs International	12/14/23	27,715
USD	37,442,210	BRL	188,652,575	Goldman Sachs International	12/14/23	204,474
USD	6,166,384	CAD	8,448,000	JPMorgan Chase Bank N.A.	12/14/23	70,108
USD	6,227,194	COP	24,890,094,000	BNP Paribas SA	12/14/23	236,281
USD	13,709,195	COP	56,274,875,661	BNP Paribas SA	12/14/23	164,133
USD	6,053,326	COP	24,932,807,000	Citibank N.A.	12/14/23	52,132
USD	7,941,464	COP	32,615,591,000	Standard Chartered Bank	12/14/23	91,065
USD	4,540,973	CZK	104,179,000	Barclays Bank PLC	12/14/23	59,229
USD	8,079,045	CZK	184,792,000	BNP Paribas SA	12/14/23	129,359
USD	10,790,850	CZK	246,463,316	JPMorgan Chase Bank N.A.	12/14/23	188,085
USD	2,717,386	EUR	2,528,000	Barclays Bank PLC	12/14/23	37,498
USD	459,606	EUR	427,773	State Street Bank and Trust Co.	12/14/23	6,131
USD	599,025	EUR	557,536	State Street Bank and Trust Co.	12/14/23	7,991
USD	682,897	EUR	635,599	State Street Bank and Trust Co.	12/14/23	9,110
USD	1,060,894	EUR	987,415	State Street Bank and Trust Co.	12/14/23	14,153
USD	1,253,396	EUR	1,166,584	State Street Bank and Trust Co.	12/14/23	16,721
USD	518,691	IDR	7,979,660,930	BNP Paribas SA	12/14/23	18,093
USD	13,454,899	IDR	207,407,270,000	BNP Paribas SA	12/14/23	443,366
USD	5,390,982	INR	448,961,000	BNP Paribas SA	12/14/23	6,209
USD	2,712,295	KRW	3,607,963,000	Citibank N.A.	12/14/23	39,342
USD	9,424,898	KRW	12,691,567,000	JPMorgan Chase Bank N.A.	12/14/23	22,373
USD	6,099,473	MXN	108,950,000	Citibank N.A.	12/14/23	97,170
USD	6,277,740	MXN	109,249,000	Citibank N.A.	12/14/23	258,965
USD	6,067,925	MXN	109,057,000	Goldman Sachs International	12/14/23	59,728
USD	10,649,996	MXN	190,587,000	Goldman Sachs International	12/14/23	150,125
USD	114,713,638	MXN	2,034,847,860	HSBC Bank PLC	12/14/23	2,609,249
USD	2,718,857	MYR	12,659,000	Barclays Bank PLC	12/14/23	54,797
USD	6,307,648	THB	225,863,000	Barclays Bank PLC	12/14/23	454
USD	10,900,924	THB	385,642,000	Citibank N.A.	12/14/23	131,924
ZAR	45,014,108	USD	2,316,951	Deutsche Bank AG	12/14/23	89,546
ZAR	48,522,845	USD	2,492,910	Deutsche Bank AG	12/14/23	101,166
ZAR	116,871,000	USD	6,065,518	Goldman Sachs International	12/14/23	182,516
ZAR	126,483,965	USD	6,562,431	HSBC Bank PLC	12/14/23	199,521
ZAR	124,779,623	USD	6,557,156	State Street Bank and Trust Co.	12/14/23	113,681
AUD	26,183,117	USD	16,631,872	JPMorgan Chase Bank N.A.	12/20/23	4,135
EUR	19,610,213	USD	20,771,271	Barclays Bank PLC	12/20/23	24,549
EUR	39,220,550	USD	41,520,247	BNP Paribas SA	12/20/23	71,525
EUR	39,220,550	USD	41,520,247	BNP Paribas SA	12/20/23	71,525
EUR	19,610,200	USD	20,795,535	Citibank N.A.	12/20/23	272
EUR	39,220,550	USD	41,561,252	Citibank N.A.	12/20/23	30,520
EUR	23,396,880	USD	24,694,586	Deutsche Bank AG	12/20/23	116,838
EUR	77,662,160	USD	81,985,286	Deutsche Bank AG	12/20/23	372,223
EUR	9,805,106	USD	10,389,686	JPMorgan Chase Bank N.A.	12/20/23	8,223
EUR	12,746,638	USD	13,505,779	JPMorgan Chase Bank N.A.	12/20/23	11,503
EUR	30,124,367	USD	31,897,132	JPMorgan Chase Bank N.A.	12/20/23	48,514
INR	1,381,931,037	USD	16,556,021	JPMorgan Chase Bank N.A.	12/20/23	14,958
PLN	113,668,465	USD	26,319,038	BNP Paribas SA	12/20/23	628,409
USD	16,662,095	AUD	26,183,117	JPMorgan Chase Bank N.A.	12/20/23	26,088
USD	49,223,732	BRL	245,016,047	Citibank N.A.	12/20/23	890,962
USD	41,620,597	EUR	39,220,425	BNP Paribas SA	12/20/23	28,958
USD	426,449	EUR	401,773	Citibank N.A.	12/20/23	385
USD	41,595,732	EUR	39,220,425	Citibank N.A.	12/20/23	4,093

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	37

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	41,595,732	EUR	39,220,425	Citibank N.A.	12/20/23	$4,093
USD	41,595,732	EUR	39,220,425	Citibank N.A.	12/20/23	4,093
USD	41,605,654	EUR	39,220,425	Citibank N.A.	12/20/23	14,015
USD	41,607,615	EUR	39,220,425	Citibank N.A.	12/20/23	15,976
USD	41,611,537	EUR	39,220,425	Citibank N.A.	12/20/23	19,898
USD	41,621,225	EUR	39,220,425	Citibank N.A.	12/20/23	29,586
USD	30,326,283	EUR	28,500,000	JPMorgan Chase Bank N.A.	12/20/23	103,211
USD	33,494,958	EUR	31,500,000	JPMorgan Chase Bank N.A.	12/20/23	90,511
USD	41,609,447	EUR	39,220,425	JPMorgan Chase Bank N.A.	12/20/23	17,808
USD	41,643,203	EUR	39,220,550	JPMorgan Chase Bank N.A.	12/20/23	51,432
USD	66,126,013	EUR	61,331,531	JPMorgan Chase Bank N.A.	12/20/23	1,086,460
USD	41,193,810	EUR	38,818,652	Morgan Stanley & Co. International PLC	12/20/23	28,235
USD	41,617,879	EUR	39,220,425	Morgan Stanley & Co. International PLC	12/20/23	26,240
USD	41,621,382	EUR	39,220,425	UBS AG	12/20/23	29,743
USD	41,635,109	EUR	39,220,425	UBS AG	12/20/23	43,470
USD	16,622,012	GBP	13,600,000	BNP Paribas SA	12/20/23	85,654
USD	55,419,351	GBP	44,339,159	HSBC Bank PLC	12/20/23	1,506,983
USD	371,927	GBP	297,458	Morgan Stanley & Co. International PLC	12/20/23	10,245
USD	18,107,490	GBP	14,845,506	State Street Bank and Trust Co.	12/20/23	56,710
USD	161,178,758	HKD	1,258,901,160	JPMorgan Chase Bank N.A.	12/20/23	174,365
USD	393,283	HKD	3,071,781	Morgan Stanley & Co. International PLC	12/20/23	425
USD	17,108,934	IDR	263,146,702,921	BNP Paribas SA	12/20/23	602,131
USD	19,878,126	INR	1,655,641,164	Citibank N.A.	12/20/23	25,041
USD	17,255,747	MXN	313,271,987	JPMorgan Chase Bank N.A.	12/20/23	13,933
USD	70,327,424	NOK	750,389,956	Citibank N.A.	12/20/23	3,058,267
USD	16,569,815	NZD	27,868,287	Morgan Stanley & Co. International PLC	12/20/23	331,180
USD	16,631,845	TWD	535,212,756	Citibank N.A.	12/20/23	98,151
ZAR	697,212,439	USD	36,782,118	State Street Bank and Trust Co.	12/20/23	471,387
USD	1,661,897	ILS	6,356,257	JPMorgan Chase Bank N.A.	01/29/24	80,525
USD	3,328,057	ILS	12,712,514	JPMorgan Chase Bank N.A.	01/29/24	165,314
USD	15,992,260	ILS	61,020,068	JPMorgan Chase Bank N.A.	01/29/24	811,092
USD	10,786,742	ILS	41,105,030	State Street Bank and Trust Co.	01/29/24	560,231
COP	47,899,717,000	USD	10,913,583	BNP Paribas SA	05/17/24	218,218

						20,524,675

BRL	34,798,578	USD	6,964,312	JPMorgan Chase Bank N.A.	12/14/23	(95,494)
CLP	9,888,433,000	USD	11,057,177	Goldman Sachs International	12/14/23	(35,044)
COP	9,788,258,070	USD	2,406,160	Citibank N.A.	12/14/23	(50,178)
CZK	83,787,617	USD	3,651,066	HSBC Bank PLC	12/14/23	(46,552)
EUR	11,544,000	USD	12,402,972	HSBC Bank PLC	12/14/23	(165,383)
EUR	7,548,000	USD	8,151,528	JPMorgan Chase Bank N.A.	12/14/23	(150,028)
EUR	570,726	USD	612,440	Standard Chartered Bank	12/14/23	(7,424)
IDR	70,322,547,057	USD	4,575,907	Citibank N.A.	12/14/23	(164,277)
KRW	16,299,530,000	USD	12,264,138	Citibank N.A.	12/14/23	(188,660)
MXN	107,424,000	USD	6,085,139	Barclays Bank PLC	12/14/23	(166,907)
MXN	199,727,275	USD	11,279,236	Citibank N.A.	12/14/23	(275,807)
MXN	235,945,579	USD	13,187,064	Citibank N.A.	12/14/23	(188,286)
MXN	79,755,000	USD	4,487,525	Goldman Sachs International	12/14/23	(93,641)
MXN	269,808,253	USD	15,559,467	JPMorgan Chase Bank N.A.	12/14/23	(695,118)
MYR	45,538,723	USD	9,797,488	Barclays Bank PLC	12/14/23	(213,957)
THB	1,722,242,570	USD	48,711,465	Barclays Bank PLC	12/14/23	(618,074)
USD	6,115,145	BRL	31,164,000	Deutsche Bank AG	12/14/23	(36,252)
USD	9,012,309	BRL	45,906,000	UBS AG	12/14/23	(48,980)
USD	2,690,183	CLP	2,428,294,000	BNP Paribas SA	12/14/23	(16,512)
USD	5,894,229	COP	24,738,846,000	BNP Paribas SA	12/14/23	(60,279)
USD	5,308,078	HUF	1,947,003,000	Bank of America N.A.	12/14/23	(44,314)
USD	5,999,563	MXN	109,879,000	Goldman Sachs International	12/14/23	(53,920)
USD	2,876,130	PLN	12,486,000	Bank of America N.A.	12/14/23	(85,105)
USD	27,969,106	PLN	120,764,719	BNP Paribas SA	12/14/23	(671,993)
USD	6,125,380	ZAR	118,482,000	Barclays Bank PLC	12/14/23	(208,779)
USD	8,040,499	ZAR	155,254,000	Barclays Bank PLC	12/14/23	(259,526)
USD	6,304,763	ZAR	120,049,000	BNP Paribas SA	12/14/23	(113,169)

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	40,974,730	ZAR	791,902,759	State Street Bank and Trust Co.	12/14/23	$(1,361,137)
USD	11,098,174	COP	47,899,717,000	Citibank N.A.	12/18/23	(420,784)
AUD	422,404,912	USD	272,479,892	BNP Paribas SA	12/20/23	(4,095,831)
AUD	1,371,401	USD	884,582	JPMorgan Chase Bank N.A.	12/20/23	(13,233)
CAD	138,016,381	USD	100,175,563	HSBC Bank PLC	12/20/23	(565,593)
CAD	162,514,457	USD	120,138,959	Nomura International, Inc.	12/20/23	(2,848,098)
CHF	286,745,584	USD	324,480,932	HSBC Bank PLC	12/20/23	(7,550,094)
CHF	587,653	USD	665,051	Morgan Stanley & Co. International PLC	12/20/23	(15,537)
CNH	534,450,945	USD	73,755,318	Standard Chartered Bank	12/20/23	(718,500)
DKK	451,742,987	USD	65,396,839	The Bank of New York Mellon	12/20/23	(1,178,469)
EUR	29,415,319	USD	31,329,815	Bank of America N.A.	12/20/23	(136,086)
EUR	29,415,319	USD	31,282,250	Bank of America N.A.	12/20/23	(88,521)
EUR	31,617,956	USD	33,670,910	Bank of America N.A.	12/20/23	(141,375)
EUR	29,415,200	USD	31,216,146	BNP Paribas SA	12/20/23	(22,542)
EUR	22,061,489	USD	23,425,999	Citibank N.A.	12/20/23	(30,702)
EUR	29,415,200	USD	31,264,851	Citibank N.A.	12/20/23	(71,248)
EUR	49,025,531	USD	52,305,221	Citibank N.A.	12/20/23	(315,673)
EUR	78,440,850	USD	83,216,329	Goldman Sachs International	12/20/23	(33,051)
EUR	19,610,212	USD	20,866,776	JPMorgan Chase Bank N.A.	12/20/23	(70,957)
EUR	32,580,692	USD	35,143,206	JPMorgan Chase Bank N.A.	12/20/23	(592,729)
EUR	29,415,319	USD	31,472,818	Morgan Stanley & Co. International PLC	12/20/23	(279,088)
EUR	39,220,425	USD	41,611,663	Morgan Stanley & Co. International PLC	12/20/23	(20,024)
GBP	29,100,804	EUR	33,719,925	Standard Chartered Bank	12/20/23	(374,666)
HUF	6,627,631,263	USD	18,265,483	Goldman Sachs International	12/20/23	(57,662)
JPY	16,798,258,581	EUR	107,337,918	HSBC Bank PLC	12/20/23	(2,122,804)
JPY	103,842,237,044	USD	715,976,587	Deutsche Bank AG	12/20/23	(25,449,198)
JPY	340,241,359	USD	2,346,431	JPMorgan Chase Bank N.A.	12/20/23	(83,903)
KRW	86,230,876,087	USD	65,368,515	HSBC Bank PLC	12/20/23	(1,462,483)
MXN	607,229,395	USD	34,853,175	Deutsche Bank AG	12/20/23	(1,432,579)
NOK	875,750,389	CHF	72,480,575	Royal Bank of Canada	12/20/23	(1,603,322)
NZD	27,868,287	USD	16,264,239	Morgan Stanley & Co. International PLC	12/20/23	(25,604)
NZD	15,081,861	USD	8,928,892	The Bank of New York Mellon	12/20/23	(140,808)
SEK	1,643,229	USD	148,436	State Street Bank and Trust Co.	12/20/23	(878)
SEK	778,815,573	USD	70,341,897	State Street Bank and Trust Co.	12/20/23	(406,159)
SGD	44,742,757	USD	33,036,952	State Street Bank and Trust Co.	12/20/23	(288,460)
TWD	1,906,096,879	USD	60,108,381	Goldman Sachs International	12/20/23	(1,225,590)
USD	40,409,740	CHF	36,812,869	Goldman Sachs International	12/20/23	(278,361)
USD	33,033,107	EUR	31,280,166	Bank of America N.A.	12/20/23	(138,216)
USD	24,707,975	MXN	456,776,828	Morgan Stanley & Co. International PLC	12/20/23	(432,036)
ILS	121,193,869	USD	30,845,983	Citibank N.A.	01/29/24	(694,190)
USD	14,901,355	BRL	76,533,358	Morgan Stanley & Co. International PLC	04/02/24	(20,327)
USD	29,459,778	BRL	154,112,936	Morgan Stanley & Co. International PLC	04/02/24	(587,567)

						(62,147,744)

						$(41,623,069)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
InvesCo QQQ Trust, Series 1	893	11/10/23	USD	375.00	USD	31,333	$5,805
SPX Volatility Index	687	11/15/23	USD	30.00	USD	1,246	14,084
Adobe, Inc.	393	11/17/23	USD	590.00	USD	20,910	47,946
Advanced Micro Devices, Inc.	1,485	11/17/23	USD	105.00	USD	14,627	374,962
Alphabet Inc., Class C	1,186	11/17/23	USD	140.00	USD	14,861	9,488
Alphabet Inc., Class C	887	11/17/23	USD	135.00	USD	11,114	28,827
Alphabet Inc., Class C	1,961	11/17/23	USD	145.00	USD	24,571	9,805
Amazon.com, Inc.	862	11/17/23	USD	150.00	USD	11,472	9,913
Amazon.com, Inc.	1,281	11/17/23	USD	140.00	USD	17,049	139,629
Amazon.com, Inc.	599	11/17/23	USD	155.00	USD	7,972	3,295

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	39

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Amazon.com, Inc.	947	11/17/23	USD	135.00	USD	12,604	$268,948
Apple, Inc.	1,629	11/17/23	USD	180.00	USD	27,818	191,407
ConocoPhillips	4,677	11/17/23	USD	130.00	USD	55,563	112,248
ConocoPhillips	1,182	11/17/23	USD	125.00	USD	14,042	101,652
Devon Energy Corp.	2,565	11/17/23	USD	52.50	USD	11,945	58,995
Eli Lilly & Co.	395	11/17/23	USD	620.00	USD	21,880	90,652
Humana, Inc.	297	11/17/23	USD	520.00	USD	15,554	470,745
Humana, Inc.	295	11/17/23	USD	515.00	USD	15,449	554,600
Humana, Inc.	345	11/17/23	USD	525.00	USD	18,067	448,500
Lenar Corp., Class A	166	11/17/23	USD	135.00	USD	1,771	1,245
Lockheed Martin Corp.	617	11/17/23	USD	435.00	USD	28,051	1,363,570
Mastercard, Inc., Class A	395	11/17/23	USD	420.00	USD	14,866	1,975
Micron Technology, Inc.	3,079	11/17/23	USD	77.50	USD	20,589	16,935
Microsoft Corp.	887	11/17/23	USD	330.00	USD	29,990	1,133,142
NVIDIA Corp.	792	11/17/23	USD	480.00	USD	32,298	42,372
NVIDIA Corp.	326	11/17/23	USD	440.00	USD	13,294	142,625
salesforce.com, Inc.	444	11/17/23	USD	220.00	USD	8,917	14,874
salesforce.com, Inc.	295	11/17/23	USD	210.00	USD	5,924	52,510
SPDR Gold Shares(a)	29,780	11/17/23	USD	185.00	USD	548,220	6,477,150
SPDR S&P 500 ETF Trust	4,406	11/17/23	USD	460.00	USD	184,259	11,015
SPDR S&P 500 ETF Trust	9,593	11/17/23	USD	440.00	USD	401,179	254,214
Tesla, Inc.	541	11/17/23	USD	260.00	USD	10,865	10,009
T-Mobile US, Inc.	1,636	11/17/23	USD	140.00	USD	23,535	871,170
Uber Technologies, Inc.	2,568	11/17/23	USD	52.50	USD	11,114	41,088
Uber Technologies, Inc.	2,562	11/17/23	USD	47.50	USD	11,088	194,712
Valero Energy Corp.	1,008	11/17/23	USD	155.00	USD	12,802	22,176
Walmart, Inc.	1,953	11/17/23	USD	170.00	USD	31,914	221,665
Advanced Micro Devices, Inc.	2,563	12/15/23	USD	105.00	USD	25,246	1,166,165
Alphabet Inc., Class C	1,961	12/15/23	USD	150.00	USD	24,571	32,356
Alphabet Inc., Class C	1,160	12/15/23	USD	145.00	USD	14,535	34,800
Amazon.com, Inc.	335	12/15/23	USD	140.00	USD	4,459	107,200
Amazon.com, Inc.	2,928	12/15/23	USD	135.00	USD	38,969	1,566,480
Apple, Inc.	937	12/15/23	USD	180.00	USD	16,001	246,431
Applied Materials, Inc.	1,621	12/15/23	USD	145.00	USD	21,454	425,512
Applied Materials, Inc.	1,205	12/15/23	USD	140.00	USD	15,948	494,050
Delta Air Lines, Inc.	12,533	12/15/23	USD	45.00	USD	39,166	31,332
Delta Air Lines, Inc.	1,719	12/15/23	USD	42.00	USD	5,372	6,017
General Dynamics Corp.	154	12/15/23	USD	250.00	USD	3,716	47,355
Intel Corp.	5,132	12/15/23	USD	38.00	USD	18,732	567,086
InvesCo QQQ Trust, Series 1	7,078	12/15/23	USD	380.00	USD	248,346	951,991
JPMorgan Chase & Co.	2,265	12/15/23	USD	145.00	USD	31,497	455,265
McDonald’s Corp.	587	12/15/23	USD	255.00	USD	15,389	648,635
Micron Technology, Inc.	2,578	12/15/23	USD	75.00	USD	17,239	201,084
Microsoft Corp.	490	12/15/23	USD	345.00	USD	16,567	434,875
Nice Ltd.	687	12/15/23	USD	175.00	USD	10,604	204,382
NVIDIA Corp.	506	12/15/23	USD	440.00	USD	20,635	899,415
NVIDIA Corp.	372	12/15/23	USD	460.00	USD	15,170	446,400
Tesla, Inc.	751	12/15/23	USD	225.00	USD	15,083	429,947
United Airlines Holdings, Inc.	1,719	12/15/23	USD	48.00	USD	6,018	4,298
Freeport-McMoRan, Inc.	3,247	01/19/24	USD	45.00	USD	10,968	51,952
Intuitive Surgical, Inc.	491	01/19/24	USD	295.00	USD	12,875	294,600
Pfizer, Inc.	3,096	01/19/24	USD	47.00	USD	9,461	7,740
Pfizer, Inc.	5,160	01/19/24	USD	50.00	USD	15,769	7,740
Sabre Corp.	772	01/19/24	USD	6.00	USD	270	11,966
Sabre Corp.	687	01/19/24	USD	7.00	USD	240	4,466
SPDR S&P 500 ETF Trust	972	01/19/24	USD	455.00	USD	40,649	109,350
Walt Disney Co.	1,999	01/19/24	USD	90.00	USD	16,310	402,798

							24,105,636

Put
SPDR S&P 500 ETF Trust	7,636	11/03/23	USD	410.00	USD	319,338	622,334
Ally Financial, Inc.	687	11/17/23	USD	22.00	USD	1,662	12,023

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Put (continued)
Apple, Inc.	430	11/17/23	USD	155.00	USD	7,343	$32,035
Ford Motor Co.	1,365	11/17/23	USD	9.00	USD	1,331	10,238
Frontier Communications Parent Inc.	498	11/17/23	USD	12.50	USD	892	4,980
Frontier Communications Parent Inc.	547	11/17/23	USD	15.00	USD	980	15,043
InvesCo QQQ Trust, Series 1	404	11/17/23	USD	320.00	USD	14,175	26,866
iShares iBoxx $ High Yield Corporate Bond ETF	1,452	11/17/23	USD	72.00	USD	10,537	80,586
iShares iBoxx $ High Yield Corporate Bond ETF	645	11/17/23	USD	71.00	USD	4,681	20,318
iShares Russell 2000 ETF	628	11/17/23	USD	155.00	USD	10,332	40,192
Marriott International Inc., Class A	2,517	11/17/23	USD	185.00	USD	47,461	1,157,820
SPDR S&P 500 ETF Trust	162	11/17/23	USD	430.00	USD	6,775	212,220
SPDR S&P 500 ETF Trust	419	11/17/23	USD	395.00	USD	17,523	42,528
Stellantis N.V.	532	11/17/23	USD	18.00	USD	994	17,290
10-Year U.S. Treasury Note Future	221	11/24/23	USD	104.00	USD	23,433	41,437
RingCentral, Inc., Class A	207	12/15/23	USD	20.00	USD	550	10,868
Ross Stores, Inc.	2,616	12/15/23	USD	115.00	USD	30,338	1,151,040
SPDR S&P 500 ETF Trust	127	12/15/23	USD	420.00	USD	5,311	127,508
Spirit AeroSystems Holdings, Inc., Class A	251	12/15/23	USD	18.00	USD	567	10,040
Stellantis N.V.	686	12/15/23	USD	14.00	USD	1,281	5,145
Xerox Holdings Corp.	746	12/15/23	USD	11.00	USD	958	9,325
Carnival Corp.	695	01/19/24	USD	9.00	USD	796	22,588

							3,672,424

							$27,778,060

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value

Call
S&P 500	Down-and-in	Citibank N.A.	29,964	12/15/23	USD	4,432.61	USD	4,215.33	USD	132,819	$21,912
USD Currency	Up-and-in	Morgan Stanley & Co. International PLC	—	03/07/24	CNH	7.70	CNH	8.25	USD	225,241	310,157

											$332,069

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
USD Currency	Morgan Stanley & Co. International PLC	—	11/13/23	HKD	7.81	USD	97,360	$197,154
Mitsubishi UFJ Financial Group Inc.	Citibank N.A.	1,050,700	12/08/23	JPY	1,378.02	JPY	1,320,730	67,569
TOPIX Banks Index	BNP Paribas SA	7,062,480	01/12/24	JPY	286.63	JPY	1,855,102	229,816
TOPIX Banks Index	Goldman Sachs International	11,766,092	01/12/24	JPY	286.49	JPY	3,090,599	300,196
TOPIX Banks Index	JPMorgan Chase Bank N.A.	4,713,028	01/12/24	JPY	286.56	JPY	1,237,971	119,843
USD Currency	HSBC Bank PLC	—	08/21/24	CNH	8.50	USD	484,700	483,246

								1,397,824

Put
EUR Currency	Bank of America N.A.	—	11/22/23	USD	1.03	EUR	177,201	142,685
EUR Currency	JPMorgan Chase Bank N.A.	—	11/22/23	USD	1.05	EUR	177,201	810,359
GBP Currency	Bank of America N.A.	—	11/22/23	CHF	1.08	GBP	77,135	57,377
USD Currency	Barclays Bank PLC	—	11/22/23	MXN	17.25	USD	57,851	51,950
EUR Currency	JPMorgan Chase Bank N.A.	—	12/21/23	USD	1.05	EUR	113,616	750,398
EUR Currency	JPMorgan Chase Bank N.A.	—	12/21/23	USD	1.05	EUR	113,616	750,398
USD Currency	JPMorgan Chase Bank N.A.	—	01/30/24	JPY	144.00	USD	46,345	325,901

								2,889,068

								$4,286,892

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	41

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc.

OTC Credit Default Swaptions Purchased

	Paid by the Fund	Received by the Fund			Expiration	Credit	Exercise		Notional

Description	Rate/Reference	Rate/Reference	Frequency	Counterparty	Date	Rating(a)		Price	Amount (000)(b)		Value

Put
Bought Protection 5-Year Credit Default Swap, 11/17/28	1.00%	CDX.NA.IG.41.V1	Quarterly	BNP Paribas SA	11/15/23	N/R	USD	90.00	USD	45,745	$18,154
Bought Protection 5-Year Credit Default Swap, 11/17/28	5.00%	iTRAXX.XO.40.V1	Quarterly	Morgan Stanley & Co. International PLC	11/15/23	N/R	EUR	500.00	EUR	13,255	22,350
Bought Protection 5-Year Credit Default Swap, 11/17/28	5.00%	iTRAXX.XO.40.V1	Quarterly	Morgan Stanley & Co. International PLC	11/15/23	N/R	EUR	525.00	EUR	13,275	11,931
Bought Protection 5-Year Credit Default Swap, 11/17/28	5.00%	iTRAXX.XO.40.V1	Quarterly	Morgan Stanley & Co. International PLC	11/15/23	N/R	EUR	525.00	EUR	17,200	15,458
Bought Protection 5-Year Credit Default Swap, 11/17/28	5.00%	CDX.NA.HY.41.V1	Quarterly	Barclays Bank PLC	11/15/23	N/R	USD	96.00	USD	16,160	16,709
Bought Protection 5-Year Credit Default Swap, 11/17/28	5.00%	CDX.NA.HY.41.V1	Quarterly	Goldman Sachs International	11/15/23	N/R	USD	98.00	USD	16,170	53,264
Bought Protection 5-Year Credit Default Swap, 11/17/28	5.00%	CDX.NA.HY.41.V1	Quarterly	JPMorgan Chase Bank N.A.	11/15/23	N/R	USD	98.00	USD	20,015	65,929
Bought Protection 5-Year Credit Default Swap, 11/17/28	5.00%	CDX.NA.HY.41.V1	Quarterly	Goldman Sachs International	11/15/23	N/R	USD	98.50	USD	20,985	94,832
Bought Protection 5-Year Credit Default Swap, 11/17/28	5.00%	CDX.NA.HY.41.V1	Quarterly	Deutsche Bank AG	11/15/23	N/R	USD	96.00	USD	18,620	19,253
Bought Protection 5-Year Credit Default Swap, 11/17/28	5.00%	CDX.NA.HY.41.V1	Quarterly	Bank of America N.A.	11/15/23	N/R	USD	98.00	USD	8,395	27,653

											$345,533

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund			Expiration	Exercise		Notional

Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call
10-Year Interest Rate Swap, 11/09/33	1-Day SOFR, 5.35%	Quarterly	2.82%	Semi-Annual	Goldman Sachs International	11/07/23	2.82%	USD	46,851	$—
30-Year Interest Rate Swap, 11/16/53	1-Day SOFR, 5.35%	Quarterly	2.85%	Semi-Annual	Citibank N.A.	11/14/23	2.85	USD	36,175	—
10-Year Interest Rate Swap, 01/12/34	1-Day SOFR, 5.35%	Quarterly	4.00%	Semi-Annual	Goldman Sachs International	01/10/24	4.00	USD	184,450	770,636
10-Year Interest Rate Swap, 01/14/34	1-Day SOFR, 5.35%	Quarterly	4.00%	Semi-Annual	JPMorgan Chase Bank N.A.	01/12/24	4.00	USD	71,039	308,002
2-Year Interest Rate Swap, 01/25/26	1-Day SOFR, 5.35%	Quarterly	4.00%	Semi-Annual	Citibank N.A.	01/23/24	4.00	USD	228,623	662,346
1-Year Interest Rate Swap, 02/14/25	1-Day SOFR, 5.35%	Quarterly	4.45%	Semi-Annual	Citibank N.A.	02/12/24	4.45	USD	1,963,864	940,259
5-Year Interest Rate Swap, 03/03/29	6-mo. EURIBOR, 4.09%	Semi- Annual	3.00%	Annual	JPMorgan Chase Bank N.A.	03/01/24	3.00	EUR	148,633	1,096,103
10-Year Interest Rate Swap, 03/20/34	1-Day SOFR, 5.35%	Quarterly	3.65%	Semi-Annual	Nomura International, Inc.	03/18/24	3.65	USD	95,779	401,247

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc.

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Fund		Received by the Fund			Expiration	Exercise		Notional

Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call (continued)
5-Year Interest Rate Swap, 03/20/29	6-mo. EURIBOR, 4.09%	Semi-Annual	3.18%	Annual	JPMorgan Chase Bank N.A.	03/18/24	3.18%	EUR	122,005	$1,482,464
2-Year Interest Rate Swap, 03/30/26	1-Day SOFR, 5.35%	Quarterly	4.20%	Semi-Annual	JPMorgan Chase Bank N.A.	03/28/24	4.20	USD	710,228	2,260,995
2-Year Interest Rate Swap, 10/26/26	1-Day SOFR, 5.35%	Quarterly	4.00%	Semi-Annual	JPMorgan Chase Bank N.A.	10/24/24	4.00	USD	370,972	2,874,559

										10,796,611

Put
30-Year Interest Rate Swap, 11/03/53	3.65%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Citibank N.A.	11/01/23	3.65	USD	50,072	5,822,322
10-Year Interest Rate Swap, 11/09/33	4.82%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Goldman Sachs International	11/07/23	4.82	USD	46,851	22,672

										5,844,994

										$16,641,605

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
SPX Volatility Index	687	11/15/23	USD	45.00	USD	1,246	$(5,840)
Advanced Micro Devices, Inc.	1,485	11/17/23	USD	120.00	USD	14,627	(47,520)
Alphabet Inc., Class C	1,961	11/17/23	USD	160.00	USD	24,571	(19,610)
ConocoPhillips	2,966	11/17/23	USD	140.00	USD	35,236	(14,830)
NVIDIA Corp.	792	11/17/23	USD	540.00	USD	32,298	(2,772)
SPDR Gold Shares(a)	29,780	11/17/23	USD	195.00	USD	548,220	(789,170)
SPDR S&P 500 ETF Trust	9,593	11/17/23	USD	455.00	USD	401,179	(23,983)
Advanced Micro Devices, Inc.	966	12/15/23	USD	125.00	USD	9,515	(70,518)
Advanced Micro Devices, Inc.	1,597	12/15/23	USD	120.00	USD	15,730	(190,043)
Alphabet Inc., Class C	1,961	12/15/23	USD	165.00	USD	24,571	(6,864)
Alphabet Inc., Class C	1,160	12/15/23	USD	170.00	USD	14,535	(4,640)
Amazon.com, Inc.	1,663	12/15/23	USD	150.00	USD	22,133	(144,681)
Amazon.com, Inc.	1,265	12/15/23	USD	155.00	USD	16,836	(53,763)
Apple, Inc.	937	12/15/23	USD	210.00	USD	16,001	(6,559)
Applied Materials, Inc.	1,205	12/15/23	USD	160.00	USD	15,948	(66,275)
Delta Air Lines, Inc.	12,533	12/15/23	USD	50.00	USD	39,166	(18,800)
InvesCo QQQ Trust, Series 1	7,078	12/15/23	USD	400.00	USD	248,346	(113,248)
JPMorgan Chase & Co.	967	12/15/23	USD	155.00	USD	13,447	(28,043)
Microsoft Corp.	490	12/15/23	USD	395.00	USD	16,567	(12,495)
Nice Ltd.	687	12/15/23	USD	195.00	USD	10,604	(56,678)
NVIDIA Corp.	506	12/15/23	USD	530.00	USD	20,635	(127,259)
NVIDIA Corp.	372	12/15/23	USD	525.00	USD	15,170	(105,276)
SPDR S&P 500 ETF Trust	597	12/15/23	USD	420.00	USD	24,967	(575,508)
Tesla, Inc.	751	12/15/23	USD	260.00	USD	15,083	(93,124)
Freeport-McMoRan, Inc.	3,247	01/19/24	USD	50.00	USD	10,968	(19,482)
Intuitive Surgical, Inc.	491	01/19/24	USD	340.00	USD	12,875	(66,285)

							(2,663,266)

Put
SPDR S&P 500 ETF Trust	7,636	11/03/23	USD	397.00	USD	319,338	(64,906)
InvesCo QQQ Trust, Series 1	297	11/10/23	USD	325.00	USD	10,421	(12,029)
Adobe, Inc.	393	11/17/23	USD	510.00	USD	20,910	(262,327)
Alphabet Inc., Class C	1,469	11/17/23	USD	125.00	USD	18,407	(391,488)
Amazon.com, Inc.	862	11/17/23	USD	115.00	USD	11,472	(19,826)
Amazon.com, Inc.	599	11/17/23	USD	125.00	USD	7,972	(65,591)
Amazon.com, Inc.	1,672	11/17/23	USD	130.00	USD	22,253	(385,396)
Amazon.com, Inc.	1,281	11/17/23	USD	120.00	USD	17,049	(62,769)
Apple, Inc.	430	11/17/23	USD	135.00	USD	7,343	(3,440)
ConocoPhillips	2,438	11/17/23	USD	110.00	USD	28,963	(154,813)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	43

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Put (continued)
ConocoPhillips	1,483	11/17/23	USD	115.00	USD	17,618	$(243,953)
Devon Energy Corp.	2,565	11/17/23	USD	45.00	USD	11,945	(275,737)
Eli Lilly & Co.	199	11/17/23	USD	540.00	USD	11,023	(268,152)
InvesCo QQQ Trust, Series 1	404	11/17/23	USD	280.00	USD	14,175	(3,030)
iShares Russell 2000 ETF	628	11/17/23	USD	135.00	USD	10,332	(3,454)
Lenar Corp., Class A	166	11/17/23	USD	115.00	USD	1,771	(145,250)
Marriott International Inc., Class A	2,517	11/17/23	USD	170.00	USD	47,461	(333,502)
Mastercard, Inc., Class A	395	11/17/23	USD	360.00	USD	14,866	(60,830)
Micron Technology, Inc.	3,079	11/17/23	USD	57.50	USD	20,589	(47,725)
NVIDIA Corp.	792	11/17/23	USD	400.00	USD	32,298	(908,820)
Pfizer, Inc.	3,375	11/17/23	USD	30.00	USD	10,314	(232,875)
salesforce.com, Inc.	444	11/17/23	USD	185.00	USD	8,917	(41,070)
SPDR Gold Shares(a)	12,660	11/17/23	USD	175.00	USD	233,058	(170,910)
SPDR S&P 500 ETF Trust	419	11/17/23	USD	365.00	USD	17,523	(8,171)
Tesla, Inc.	295	11/17/23	USD	220.00	USD	5,925	(624,662)
Uber Technologies, Inc.	2,568	11/17/23	USD	42.50	USD	11,114	(467,376)
Uber Technologies, Inc.	2,562	11/17/23	USD	37.50	USD	11,088	(116,571)
Valero Energy Corp.	1,008	11/17/23	USD	120.00	USD	12,802	(136,080)
Walmart, Inc.	1,953	11/17/23	USD	150.00	USD	31,914	(83,979)
10-Year U.S. Treasury Note Future	221	11/24/23	USD	101.00	USD	23,433	(3,453)
Advanced Micro Devices, Inc.	966	12/15/23	USD	85.00	USD	9,515	(194,166)
Advanced Micro Devices, Inc.	400	12/15/23	USD	90.00	USD	3,940	(132,000)
Alphabet Inc., Class C	1,469	12/15/23	USD	120.00	USD	18,407	(351,091)
Alphabet Inc., Class C	290	12/15/23	USD	125.00	USD	3,634	(121,075)
Amazon.com, Inc.	650	12/15/23	USD	115.00	USD	8,651	(66,300)
Amazon.com, Inc.	977	12/15/23	USD	120.00	USD	13,003	(164,624)
Apple, Inc.	235	12/15/23	USD	155.00	USD	4,013	(39,010)
Applied Materials, Inc.	1,621	12/15/23	USD	115.00	USD	21,454	(265,033)
Applied Materials, Inc.	302	12/15/23	USD	120.00	USD	3,997	(78,067)
Delta Air Lines, Inc.	1,719	12/15/23	USD	35.00	USD	5,372	(679,005)
General Dynamics Corp.	154	12/15/23	USD	210.00	USD	3,716	(4,620)
Intel Corp.	5,132	12/15/23	USD	30.00	USD	18,732	(100,074)
JPMorgan Chase & Co.	1,298	12/15/23	USD	125.00	USD	18,050	(103,191)
JPMorgan Chase & Co.	484	12/15/23	USD	130.00	USD	6,731	(67,034)
Micron Technology, Inc.	2,578	12/15/23	USD	60.00	USD	17,239	(255,222)
Microsoft Corp.	124	12/15/23	USD	295.00	USD	4,193	(20,398)
NVIDIA Corp.	506	12/15/23	USD	310.00	USD	20,635	(165,715)
NVIDIA Corp.	92	12/15/23	USD	395.00	USD	3,752	(208,610)
Ross Stores, Inc.	2,616	12/15/23	USD	100.00	USD	30,338	(222,360)
Tesla, Inc.	188	12/15/23	USD	195.00	USD	3,776	(206,330)
United Airlines Holdings, Inc.	1,719	12/15/23	USD	41.00	USD	6,018	(1,048,590)
Freeport-McMoRan, Inc.	3,247	01/19/24	USD	38.00	USD	10,968	(1,574,795)
Intuitive Surgical, Inc.	491	01/19/24	USD	235.00	USD	12,875	(358,430)
SPDR S&P 500 ETF Trust	388	01/19/24	USD	395.00	USD	16,226	(210,296)
Walt Disney Co.	1,999	01/19/24	USD	80.00	USD	16,310	(744,627)

							(12,978,848)

							$(15,642,114)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
USD Currency	Barclays Bank PLC	—	11/22/23	MXN	18.25	MXN	57,851	$(610,964)
Mitsubishi UFJ Financial Group Inc.	Citibank N.A.	2,101,200	12/08/23	JPY	1,509.26	JPY	2,641,208	(15,223)
TOPIX Banks Index	BNP Paribas SA	7,062,480	01/12/24	JPY	313.92	JPY	1,855,102	(38,004)

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc.

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
TOPIX Banks Index	Goldman Sachs International	11,766,092	01/12/24	JPY	313.77	JPY	3,090,599	$(63,910)
TOPIX Banks Index	JPMorgan Chase Bank N.A.	4,713,028	01/12/24	JPY	313.85	JPY	1,237,971	(25,477)

								(753,578)

Put
EUR Currency	JPMorgan Chase Bank N.A.	—	11/22/23	USD	1.03	USD	177,201	(142,685)
GBP Currency	Bank of America N.A.	—	11/22/23	CHF	1.05	CHF	96,418	(12,774)
USD Currency	Barclays Bank PLC	—	11/22/23	MXN	16.80	MXN	57,851	(8,909)
EUR Currency	JPMorgan Chase Bank N.A.	—	12/21/23	USD	1.03	USD	113,616	(258,949)
EUR Currency	JPMorgan Chase Bank N.A.	—	12/21/23	USD	1.03	USD	113,616	(258,948)
USD Currency	JPMorgan Chase Bank N.A.	—	01/30/24	JPY	136.00	JPY	92,691	(147,286)

								(829,551)

								$(1,583,129)

OTC Credit Default Swaptions Written

	Paid by the Fund	Received by the Fund			Expiration	Credit	Exercise	Notional

Description	Rate/Reference	Rate/Reference	Frequency	Counterparty	Date	Rating(a)	Price	Amount (000)(b)		Value

Put
Sold Protection 5-Year Credit Default Swap, 11/17/28	CDX.NA.IG.41.V1	1.00%	Quarterly	BNP Paribas SA	11/15/23	N/R	USD 110.00	USD	45,745	$(4,987)
Sold Protection 5-Year Credit Default Swap, 11/17/28	iTRAXX.XO.40.V1	5.00%	Quarterly	Morgan Stanley & Co. International PLC	11/15/23	N/R	EUR 600.00	EUR	13,255	(4,515)
Sold Protection 5-Year Credit Default Swap, 11/17/28	iTRAXX.XO.40.V1	5.00%	Quarterly	Morgan Stanley & Co. International PLC	11/15/23	N/R	EUR 625.00	EUR	13,275	(3,827)
Sold Protection 5-Year Credit Default Swap, 11/17/28	iTRAXX.XO.40.V1	5.00%	Quarterly	Morgan Stanley & Co. International PLC	11/15/23	N/R	EUR 600.00	EUR	17,200	(5,859)
Sold Protection 5-Year Credit Default Swap, 11/17/28	CDX.NA.HY.41.V1	5.00%	Quarterly	Goldman Sachs International	11/15/23	N/R	USD 94.00	USD	20,985	(10,332)
Sold Protection 5-Year Credit Default Swap, 11/17/28	CDX.NA.HY.41.V1	5.00%	Quarterly	Deutsche Bank AG	11/15/23	N/R	USD 91.00	USD	18,620	(5,719)
Sold Protection 5-Year Credit Default Swap, 11/17/28	CDX.NA.HY.41.V1	5.00%	Quarterly	Bank of America N.A.	11/15/23	N/R	USD 94.00	USD	8,395	(4,133)

										$(39,372)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call
2-Year Interest Rate Swap, 11/16/25	2.75%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Citibank N.A.	11/14/23	2.75%	USD	361,746	$(4)
10-Year Interest Rate Swap, 12/16/33	2.40%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Morgan Stanley & Co. International PLC	12/14/23	2.40	USD	61,817	(102)
2-Year Interest Rate Swap, 01/25/26	3.45%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Citibank N.A.	01/23/24	3.45	USD	228,623	(168,655)
1-Year Interest Rate Swap, 02/14/25	3.75%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Citibank N.A.	02/12/24	3.75	USD	1,472,898	(200,726)
5-Year Interest Rate Swap, 03/03/29	2.50%	Annual	6-mo. EURIBOR, 4.09%	Semi-Annual	JPMorgan Chase Bank N.A.	03/01/24	2.50	EUR	148,633	(307,794)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	45

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc.

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional

Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call (continued)
10-Year Interest Rate Swap, 03/20/34	3.15%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Nomura International, Inc.	03/18/24	3.15%	USD	95,779	$(123,042)
5-Year Interest Rate Swap, 03/20/29	2.68%	Annual	6-mo. EURIBOR, 4.09%	Semi-Annual	JPMorgan Chase Bank N.A.	03/18/24	2.68	EUR	122,005	(489,862)
2-Year Interest Rate Swap, 03/30/26	3.80%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	JPMorgan Chase Bank N.A.	03/28/24	3.80	USD	710,227	(1,278,587)
2-Year Interest Rate Swap, 10/26/26	3.30%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	JPMorgan Chase Bank N.A.	10/24/24	3.30	USD	370,972	(1,557,693)

										(4,126,465)

Put
2-Year Interest Rate Swap, 11/03/25	1-Day SOFR, 5.35%	Quarterly	5.00%	Semi-Annual	Citibank N.A.	11/01/23	5.00	USD	250,360	(40,220)
30-Year Interest Rate Swap, 11/03/53	1-Day SOFR, 5.35%	Quarterly	4.00%	Semi-Annual	Goldman Sachs International	11/01/23	4.00	USD	50,072	(2,951,474)
2-Year Interest Rate Swap, 11/10/25	1-Day SOFR, 5.35%	Quarterly	4.80%	Semi-Annual	Goldman Sachs International	11/08/23	4.80	USD	995,869	(3,113,445)
2-Year Interest Rate Swap, 11/12/25	1-Day SOFR, 5.35%	Quarterly	4.85%	Semi-Annual	JPMorgan Chase Bank N.A.	11/10/23	4.85	USD	743,514	(1,821,007)
2-Year Interest Rate Swap, 11/16/25	1-Day SOFR, 5.35%	Quarterly	4.75%	Semi-Annual	Citibank N.A.	11/14/23	4.75	USD	144,699	(582,559)
10-Year Interest Rate Swap, 12/16/33	1-Day SOFR, 5.35%	Quarterly	3.60%	Semi-Annual	Morgan Stanley & Co. International PLC	12/14/23	3.60	USD	61,817	(4,595,260)
5-Year Interest Rate Swap, 01/07/29	1-Day SOFR, 5.35%	Quarterly	4.50%	Semi-Annual	Citibank N.A.	01/05/24	4.50	USD	126,125	(1,232,674)
2-Year Interest Rate Swap, 01/12/26	1-Day SOFR, 5.35%	Quarterly	5.10%	Semi-Annual	Goldman Sachs International	01/10/24	5.10	USD	403,024	(700,617)
2-Year Interest Rate Swap, 01/14/26	1-Day SOFR, 5.35%	Quarterly	5.15%	Semi-Annual	JPMorgan Chase Bank N.A.	01/12/24	5.15	USD	409,011	(596,003)
2-Year Interest Rate Swap, 01/25/26	1-Day SOFR, 5.35%	Quarterly	4.60%	Semi-Annual	Citibank N.A.	01/23/24	4.60	USD	137,174	(252,780)
5-Year Interest Rate Swap, 03/03/29	6-mo. EURIBOR, 4.09%	Semi-Annual	3.45%	Annual	JPMorgan Chase Bank N.A.	03/01/24	3.45	EUR	148,633	(926,573)
2-Year Interest Rate Swap, 03/20/26	6-mo. EURIBOR, 4.09%	Semi-Annual	4.05%	Annual	BNP Paribas SA	03/18/24	4.05	EUR	342,069	(240,432)
5-Year Interest Rate Swap, 03/20/29	6-mo. EURIBOR, 4.09%	Semi-Annual	3.58%	Annual	JPMorgan Chase Bank N.A.	03/18/24	3.58	EUR	122,005	(633,184)
5-Year Interest Rate Swap, 03/29/29	1-Day SOFR, 5.35%	Quarterly	3.79%	Semi-Annual	JPMorgan Chase Bank N.A.	03/27/24	3.79	USD	350,867	(11,555,454)
2-Year Interest Rate Swap, 03/30/26	1-Day SOFR, 5.35%	Quarterly	5.20%	Semi-Annual	JPMorgan Chase Bank N.A.	03/28/24	5.20	USD	355,114	(725,178)
2-Year Interest Rate Swap, 10/26/26	1-Day SOFR, 5.35%	Quarterly	5.00%	Semi-Annual	JPMorgan Chase Bank N.A.	10/24/24	5.00	USD	370,972	(1,819,592)

										(31,786,452)

										$(35,912,917)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

AVIS Budget Car Rental LLC	5.00%	Quarterly	12/20/26	USD	12,271	$(847,484)	$(1,119,805)	$272,321
CDX.NA.IG.39.V1	1.00	Quarterly	12/20/27	USD	5,479	(65,208)	(6,501)	(58,707)
CDX.NA.HY.41.V1	5.00	Quarterly	12/20/28	USD	5,875	2,104	(34,722)	36,826

						$(910,588)	$(1,161,028)	$250,440

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc.

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating	(a)	Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received )	Unrealized Appreciation (Depreciation	)

CDX.NA.HY.39.V2	5.00%	Quarterly	12/20/27	B		USD 22,060		$301,082	$(71,476)	$372,558
iTraxx.XO.38.V2	5.00	Quarterly	12/20/27	B-		EUR 40,361		2,450,592	(1,153,621)	3,604,213

								$2,751,674	$(1,225,097)	$3,976,771

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Reference	Frequency	Rate	Frequency	Date	Amount (000)		Value	(Received)	(Depreciation)

Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	2.69%	Monthly	08/15/32	EUR	14,565	$(218,398)	$303	$(218,701)

Centrally Cleared Interest Rate Swaps

										Upfront
										Premium	Unrealized Appreciation (Depreciation)
Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)			Paid
Rate	Frequency	Rate	Frequency						Value	(Received)

28-Day MXIBTIIE, 11.50%	Monthly	4.68%	Monthly	N/A		02/27/24	MXN	679,790	$(991,295)	$9	$(991,304)
28-Day MXIBTIIE, 11.50%	Monthly	4.86%	Monthly	N/A		03/01/24	MXN	679,790	(965,147)	10	(965,157)
2.47%	Monthly	1-Day SONIA, 5.19%	Monthly	N/A		04/03/24	GBP	512,248	16,458,722	(11,352)	16,470,074
1-Day SONIA, 5.19%	Monthly	3.22%	Monthly	N/A		04/03/24	GBP	1,024,497	(23,565,764)	15,396	(23,581,160)
1.00%	Annual	6-mo. EURIBOR, 4.09%	Semi-Annual	N/A		05/04/24	EUR	706,928	22,062,110	1,359	22,060,751
6-mo. EURIBOR, 4.09%	Semi-Annual	1.75%	Annual	N/A		05/04/24	EUR	1,413,856	(32,945,216)	2,718	(32,947,934)
1-Day SONIA, 5.19%	Monthly	4.26%	Monthly	N/A		09/06/24	GBP	260,709	(3,275,363)	691	(3,276,054)
1-Day SOFR, 5.35%	Monthly	5.45%	Monthly	N/A		10/02/24	USD	2,991,343	508,888	118,836	390,052
28-Day MXIBTIIE, 11.50%	Monthly	9.79%	Monthly	N/A		02/04/25	MXN	1,437,091	(1,404,447)	207	(1,404,654)
28-Day MXIBTIIE, 11.50%	Monthly	9.80%	Monthly	N/A		02/04/25	MXN	1,437,091	(1,389,736)	207	(1,389,943)
28-Day MXIBTIIE, 11.50%	Monthly	9.20%	Monthly	09/18/24	(a)	09/17/25	MXN	405,940	(167,483)	30	(167,513)
28-Day MXIBTIIE, 11.50%	Monthly	10.53%	Monthly	N/A		09/24/25	MXN	628,632	(130,014)	155	(130,169)
28-Day MXIBTIIE, 11.50%	Monthly	10.84%	Monthly	N/A		09/25/25	MXN	656,477	60,252	159	60,093
1-Day SOFR, 5.35%	Annual	5.00%	Annual	N/A		10/02/25	USD	1,083,035	57,783	173,928	(116,145)
28-Day MXIBTIIE, 11.50%	Monthly	6.48%	Monthly	N/A		08/12/26	MXN	580,343	(3,029,874)	196	(3,030,070)
28-Day MXIBTIIE, 11.50%	Monthly	6.47%	Monthly	N/A		08/13/26	MXN	796,887	(4,170,456)	269	(4,170,725)
28-Day MXIBTIIE, 11.50%	Monthly	6.42%	Monthly	N/A		08/14/26	MXN	649,633	(3,441,267)	217	(3,441,484)
28-Day MXIBTIIE, 11.50%	Monthly	6.44%	Monthly	N/A		08/14/26	MXN	394,136	(2,074,267)	133	(2,074,400)
28-Day MXIBTIIE, 11.50%	Monthly	6.42%	Monthly	N/A		08/17/26	MXN	585,216	(3,087,270)	192	(3,087,462)
28-Day MXIBTIIE, 11.50%	Monthly	9.69%	Monthly	N/A		09/16/26	MXN	435,300	(323,403)	110	(323,513)
3-mo. KRW CDC, 3.82%	Quarterly	3.38%	Quarterly	N/A		09/20/26	KRW	33,566,110	(479,142)	254	(479,396)
3-mo. KRW CDC, 3.82%	Quarterly	3.38%	Quarterly	N/A		09/20/26	KRW	33,566,110	(473,459)	255	(473,714)
3-mo. KRW CDC, 3.82%	Quarterly	3.39%	Quarterly	N/A		09/20/26	KRW	33,561,075	(469,836)	255	(470,091)
8.22%	Quarterly	3-mo. JIBAR, 8.36%	Quarterly	N/A		09/20/26	ZAR	655,449	11,123	325	10,798
1-Day SOFR, 5.35%	Annual	4.69%	Annual	N/A		10/02/26	USD	167,872	(160,744)	38,110	(198,854)
1-Day SOFR, 5.35%	Monthly	4.17%	Monthly	10/23/25	(a)	10/23/26	USD	183,851	76,946	243	76,703
1-Day SOFR, 5.35%	Monthly	4.21%	Monthly	10/27/25	(a)	10/27/26	USD	367,566	291,603	485	291,118
3.88%	Annual	6-mo. WIBOR, 5.56%	Semi-Annual	12/20/23	(a)	12/20/26	PLN	128,263	620,869	290	620,579
3-mo. JIBAR, 8.36%	Quarterly	8.74%	Quarterly	12/20/23	(a)	12/20/26	ZAR	605,363	410,526	309	410,217
1-Day SOFR, 5.35%	Annual	3.47%	Annual	03/10/25	(a)	03/10/27	USD	96,874	(1,247,023)	429	(1,247,452)
1-Day SOFR, 5.35%	Annual	3.30%	Annual	N/A		10/23/27	USD	69,867	(1,059,824)	318	(1,060,142)
1-Day SOFR, 5.35%	Annual	4.20%	Annual	10/23/25	(a)	10/23/27	USD	95,676	41,672	435	41,237
1-Day SONIA, 5.19%	Monthly	3.18%	Monthly	02/10/27	(a)	02/10/28	GBP	849,941	(7,921,562)	4,686	(7,926,248)
1-Day SONIA, 5.19%	Annual	4.86%	Annual	N/A		06/20/28	GBP	62,860	913,539	(152)	913,691
28-Day MXIBTIIE, 11.50%	Monthly	9.13%	Monthly	N/A		08/15/28	MXN	991,705	(1,373,852)	524	(1,374,376)
1-Day SOFR, 5.35%	Annual	4.42%	Annual	N/A		10/02/28	USD	324,388	(1,881,067)	75,897	(1,956,964)
1-Day SOFR, 5.35%	Annual	4.40%	Annual	N/A		10/31/28	USD	126,957	(754,741)	1,198	(755,939)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	47

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

										Upfront
										Premium	Unrealized Appreciation (Depreciation)
Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)			Paid
Rate	Frequency	Rate	Frequency						Value	(Received)

0.02%	Annual	6-mo. EURIBOR, 4.09%	Semi-Annual	N/A		08/26/31	EUR	103,788	$25,317,361	$1,905	$25,315,456
1-Day ESTR, 1,053.49%	Annual	2.34%	Annual	01/19/28	(a)	01/19/33	EUR	74,318	(2,727,852)	1,041	(2,728,893)
1-Day SOFR, 5.35%	Annual	3.14%	Annual	05/12/28	(a)	05/12/33	USD	135,199	(6,748,759)	1,246	(6,750,005)
28-Day MXIBTIIE, 11.50%	Monthly	8.17%	Monthly	N/A		06/10/33	MXN	950,000	(5,035,310)	867	(5,036,177)
3-mo. JIBAR, 8.36%	Quarterly	9.90%	Quarterly	N/A		09/20/33	ZAR	276,671	114,231	271	113,960
3-mo. JIBAR, 8.36%	Quarterly	9.90%	Quarterly	N/A		09/20/33	ZAR	138,336	57,604	134	57,470
3-mo. JIBAR, 8.36%	Quarterly	9.92%	Quarterly	N/A		09/20/33	ZAR	138,336	68,109	135	67,974
1-Day SOFR, 5.35%	Annual	4.31%	Annual	N/A		09/29/33	USD	1,269,344	(23,696,039)	109,291	(23,805,330)
4.40%	Annual	1-Day SOFR, 5.35%	Annual	N/A		11/01/33	USD	113,447	1,211,754	1,879	1,209,875
4.25%	Annual	1-Day SOFR, 5.35%	Annual	N/A		09/29/43	USD	16,230	633,060	11,066	621,994
4.03%	Annual	1-Day SOFR, 5.35%	Annual	N/A		09/29/53	USD	457,547	24,329,176	144,651	24,184,525

									$(41,744,884)	$699,817	$(42,444,701)

(a)	Forward Swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligations/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Pitney Bowes, Inc.	1.00%	Quarterly	Barclays Bank PLC	06/20/24	USD	410	$3,818	$17,695	$(13,877)
Staples Inc.	5.00	Quarterly	Barclays Bank PLC	06/20/24	USD	790	7,056	29,712	(22,656)
American Airlines Group Inc.	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	USD	880	(5,060)	(11,581)	6,521
Pitney Bowes, Inc.	1.00	Quarterly	Citibank N.A.	06/20/25	USD	1,210	72,771	174,965	(102,194)
Pitney Bowes, Inc.	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	800	48,113	138,586	(90,473)
General Electric Co.	1.00	Quarterly	Goldman Sachs International	06/20/27	USD	3,320	(59,798)	50,431	(110,229)
Borgwarner Inc.	1.00	Quarterly	BNP Paribas SA	12/20/27	USD	1,330	(16,596)	15,526	(32,122)
Pitney Bowes, Inc.	1.00	Quarterly	Barclays Bank PLC	12/20/27	USD	480	135,002	104,674	30,328
Pitney Bowes, Inc.	1.00	Quarterly	Citibank N.A.	12/20/27	USD	270	75,938	61,893	14,045
Pitney Bowes, Inc.	1.00	Quarterly	Citibank N.A.	12/20/27	USD	400	112,501	94,449	18,052
Pitney Bowes, Inc.	1.00	Quarterly	Goldman Sachs International	12/20/27	USD	490	137,814	106,909	30,905
Pitney Bowes, Inc.	1.00	Quarterly	Goldman Sachs International	12/20/27	USD	675	189,846	151,160	38,686
Xerox Corp.	1.00	Quarterly	Citibank N.A.	12/20/27	USD	470	50,827	46,002	4,825
Xerox Corp.	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/27	USD	790	85,433	77,526	7,907
Paramount Global, Class B	1.00	Quarterly	Barclays Bank PLC	06/20/28	USD	425	27,464	16,834	10,630
Paramount Global, Class B	1.00	Quarterly	Barclays Bank PLC	06/20/28	USD	395	25,542	15,656	9,886
Paramount Global, Class B	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	USD	1,955	126,388	81,242	45,146
Simon Property Group., LP	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	USD	4,065	(1,503)	87,503	(89,006)
UBS Group AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	EUR	7,200	(34,925)	232,140	(267,065)
Ford Motor Company	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/28	USD	2,415	(260,689)	(221,736)	(38,953)
Southwest Airlines, Co.	1.00	Quarterly	Citibank N.A.	12/20/28	USD	5,680	118,841	44,938	73,903
Xerox Corp.	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/28	USD	130	19,431	16,204	3,227
Xerox Corp.	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/28	USD	260	38,861	32,379	6,482

							$897,075	$1,363,107	$(466,032)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)	Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received	)	Unrealized Appreciation (Depreciation	)

Vistra Operations Company LLC	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	BB		USD 2,125		$152,891	$81,493		$71,398

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

48	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc.

OTC Interest Rate Swaps

										Upfront
										Premium	Unrealized
Paid by the Fund		Received by the Fund			Effective	Termination	Notional			Paid	Appreciation

Rate	Frequency	Rate	Frequency	Counterparty	Date	Date	Amount (000)		Value	(Received)	(Depreciation)
12.62%	Monthly	1-Day BZDIOVER, 0.05%	Monthly	Citibank N.A.	N/A	01/02/24	BRL	779,081	$3,599	$—	$3,599
1-Day BZDIOVER, 0.05%	Monthly	13.15%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	435,468	1,896,202	—	1,896,202
1-Day BZDIOVER, 0.05%	Monthly	13.18%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	435,248	1,944,236	—	1,944,236
1-Day BZDIOVER, 0.05%	Monthly	13.22%	Monthly	Citibank N.A.	N/A	01/02/25	BRL	228,965	1,057,388	—	1,057,388
1-Day BZDIOVER, 0.05%	Monthly	9.39%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	289,615	(4,800,109)	—	(4,800,109)
1-Day BZDIOVER, 0.05%	Monthly	9.42%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	315,948	(5,165,682)	—	(5,165,682)
1-Day BZDIOVER, 0.05%	Monthly	10.11%	Monthly	Goldman Sachs International	N/A	01/02/26	BRL	185,136	(901,812)	—	(901,812)
1-Day BZDIOVER, 0.05%	Monthly	11.27%	Monthly	BNP Paribas SA	N/A	01/02/26	BRL	25,611	(26,639)	—	(26,639)
1-Day BZDIOVER, 0.05%	Monthly	11.56%	Monthly	Barclays Bank PLC	N/A	01/02/26	BRL	24,923	5,085	—	5,085
1-Day BZDIOVER, 0.05%	Monthly	11.76%	Monthly	Citibank N.A.	N/A	01/02/26	BRL	19,320	22,800	—	22,800
1-Day BZDIOVER, 0.05%	Monthly	11.78%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/02/26	BRL	20,171	25,415	—	25,415
1-Day BZDIOVER, 0.05%	Monthly	11.82%	Monthly	Barclays Bank PLC	N/A	01/02/26	BRL	33,280	49,968	—	49,968
1-Day BZDIOVER, 0.05%	Monthly	11.83%	Monthly	Morgan Stanley & Co. International PLC	N/A	01/02/26	BRL	35,473	55,161	—	55,161
1-Day BZDIOVER, 0.05%	Monthly	9.98%	Monthly	HSBC Bank PLC	N/A	01/02/26	BRL	173,135	(930,104)	—	(930,104)
1-Day BZDIOVER, 0.05%	Monthly	10.03%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/04/27	BRL	134,256	(1,098,549)	—	(1,098,549)
1-Day BZDIOVER, 0.05%	Monthly	10.03%	Monthly	BNP Paribas SA	N/A	01/04/27	BRL	122,264	(1,046,855)	—	(1,046,855)
1-Day BZDIOVER, 0.05%	Monthly	10.10%	Monthly	Bank of America N.A.	N/A	01/04/27	BRL	130,062	(1,061,937)	—	(1,061,937)
1-Day BZDIOVER, 0.05%	Monthly	10.12%	Monthly	Bank of America N.A.	N/A	01/04/27	BRL	173,308	(1,393,043)	—	(1,393,043)
1-Day BZDIOVER, 0.05%	Monthly	10.12%	Monthly	BNP Paribas SA	N/A	01/04/27	BRL	928	(7,460)	—	(7,460)
1-Day BZDIOVER, 0.05%	Monthly	10.12%	Monthly	BNP Paribas SA	N/A	01/04/27	BRL	166,281	(1,333,919)	—	(1,333,919)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	49

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc.

OTC Interest Rate Swaps (continued)

										Upfront
										Premium	Unrealized
Paid by the Fund		Received by the Fund			Effective	Termination	Notional			Paid	Appreciation

Rate	Frequency	Rate	Frequency	Counterparty	Date	Date	Amount (000)		Value	(Received)	(Depreciation)
1-Day BZDIOVER, 0.05%	Monthly	10.32%	Monthly	Barclays Bank PLC	N/A	01/04/27	BRL	275,473	$(1,724,285)	$—	$(1,724,285)
10.56%	Monthly	1-Day BZDIOVER, 0.05%	Monthly	Morgan Stanley & Co. International PLC	N/A	01/04/27	BRL	108,597	462,591	—	462,591
1-Day BZDIOVER, 0.05%	Monthly	9.95%	Monthly	Citibank N.A.	N/A	01/04/27	BRL	134,566	(1,163,376)	—	(1,163,376)
1-Day BZDIOVER, 0.05%	Monthly	9.97%	Monthly	Bank of America N.A.	N/A	01/04/27	BRL	138,239	(1,182,345)	—	(1,182,345)
1-Day BZDIOVER, 0.05%	Monthly	9.99%	Monthly	Morgan Stanley & Co. International PLC	N/A	01/04/27	BRL	134,401	(1,128,778)	—	(1,128,778)

									$(17,442,448)	$—	$(17,442,448)

OTC Total Return Swaps

										Upfront
Paid by the Fund		Received by the Fund								Premium	Unrealized

					Effective	Termination	Notional			Paid	Appreciation
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Date	Date	Amount (000)		Value	(Received)	(Depreciation)
iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	1-Day SOFR minus 1.50%, 5.35%	Monthly	BNP Paribas SA	N/A	12/15/23	USD	12,591	$406,735	$—	$406,735
1-Day SOFR minus 1.05%, 5.35%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	BNP Paribas SA	N/A	12/15/23	USD	16,758	(550,352)	—	(550,352)
iShares iBoxx $ Investment Grade Corporate Bond ETF	Monthly	1-Day SOFR minus 0.40%, 5.35%	Monthly	BNP Paribas SA	N/A	12/15/23	USD	19,757	1,100,610	—	1,100,610
iShares iBoxx $ Investment Grade Corporate Bond ETF	Monthly	1-Day SOFR minus 0.30%, 5.35%	Monthly	JPMorgan Chase Bank N.A.	N/A	12/15/23	USD	21,508	1,200,694	—	1,200,694
FIXED, 0.00%	Quarterly	Citi Equity US 1W Volatility Carry Index	Quaterly	Citibank N.A.	N/A	03/15/24	USD	8,447	92,705	—	92,705

									$2,250,392	$—	$2,250,392

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long/Short	Monthly	Citibank N.A.(b)	02/26/24 – 02/24/28	$(271,805,843)	$6,104,199	(c)	$(267,121,518)	1.7%
	Monthly	JPMorgan Chase Bank N.A.(d)	02/08/24	(332,550,740)	18,139,756	(e)	(316,118,931)	2.0

					$24,243,955		$(583,240,449)

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $ 1,419,874 of net dividends and financing fees.
(e)	Amount includes $ 1,707,947 of net dividends and financing fees.
The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

50	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc.

OTC Total Return Swaps (continued)

	(b)	(d)

Range:	0-100 basis points	15-1,300 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination dates 02/26/24 - 02/24/28:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Brazil
MercadoLibre, Inc.	33	$40,944	(0.0)%

United States
Dollar General Corp.	124	14,761	(0.0)

Total Reference Entity — Long		55,705

Reference Entity — Short

Common Stocks

Belgium
D Ieteren Group	(4,099)	(608,869)	0.2

Brazil
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	(263,754)	(3,053,567)	1.2
PRIO SA	(34,708)	(328,372)	0.1
Suzano SA	(28,694)	(293,499)	0.1

		(3,675,438)

Canada
Brookfield Asset Management Ltd.	(59,076)	(1,693,363)	0.6
Intact Financial Corp.	(4,570)	(642,090)	0.2
Power Corp. of Canada	(83,832)	(2,019,706)	0.8
Restaurant Brands International, Inc.	(33,980)	(2,282,486)	0.9
TC Energy Corp.	(65,543)	(2,257,316)	0.8
Thomson Reuters Corp.	(2,400)	(287,481)	0.1

		(9,182,442)

China
China Overseas Land & Investment Ltd.	(593,500)	(1,119,999)	0.4
China Vanke Co. Ltd., Class H	(509,022)	(476,218)	0.2
Li Ning Co. Ltd.	(79,000)	(242,088)	0.1
Xiaomi Corp., Class B	(496,400)	(890,057)	0.3
XPeng, Inc., Class A	(900,600)	(6,544,458)	2.5
Zhuzhou CRRC Times Electric Co. Ltd.	(247,800)	(799,741)	0.3
ZTE Corp.	(163,000)	(362,228)	0.1

		(10,434,789)

Denmark
Tryg A/S	(24,558)	(479,558)	0.2

Finland
Metso Corporation	(99,371)	(875,501)	0.3
Nordea Bank Abp	(88,470)	(931,785)	0.4

		(1,807,286)

Security	Shares	Value	% of Basket Value

Germany
Hellofresh SE	(24,529)	$(536,528)	0.2%
Vonovia Se	(304,930)	(7,020,123)	2.6

		(7,556,651)

Italy
Nexi SpA	(141,959)	(824,897)	0.3
Telecom Italia SpA	(15,809,947)	(4,087,862)	1.5

		(4,912,759)

Japan
Advantest Corp.	(15,900)	(409,562)	0.2
Ajinomoto Co., Inc.	(32,400)	(1,183,334)	0.5
ENEOS Holdings, Inc.	(308,900)	(1,144,603)	0.4
Hitachi Ltd.	(19,300)	(1,223,361)	0.5
Lasertec Corp.	(28,000)	(4,625,045)	1.7
MatsukiyoCocokara & Co.	(218,500)	(3,832,879)	1.4
Mercari, Inc.	(22,100)	(443,535)	0.2
NEC Corp.	(11,200)	(539,287)	0.2
Olympus Corp.	(122,400)	(1,634,695)	0.6
Recruit Holdings Co. Ltd.	(92,200)	(2,643,623)	1.0
Socionext, Inc.	(2,900)	(282,857)	0.1
SoftBank Group Corp.	(16,700)	(683,933)	0.3
Sony Group Corp.	(13,300)	(1,105,747)	0.4
SUMCO Corp.	(562,100)	(7,263,540)	2.7
T&D Holdings, Inc.	(4,700)	(83,916)	0.0

		(27,099,917)

Mexico
America Movil SAB de C.V., Series B	(5,942,852)	(4,908,152)	1.8

Netherlands
Adyen NV	(998)	(673,137)	0.2
Heineken Holding NV	(44,622)	(3,394,998)	1.3
Heineken NV	(17,106)	(1,536,862)	0.6
Koninklijke Philips NV	(263,502)	(5,012,460)	1.9

		(10,617,457)

Norway
Aker BP ASA, Class A	(80,838)	(2,329,881)	0.9
Salmar ASA	(63,444)	(3,008,190)	1.1

		(5,338,071)

Poland
Inpost SA	(19,958)	(197,480)	0.1
KGHM Polska Miedz SA	(34,912)	(931,637)	0.3
LPP SA	(233)	(750,600)	0.3

		(1,879,717)

South Korea
Kakao Corp.	(86,407)	(2,435,451)	0.9
LG Chem Ltd.	(1,565)	(512,916)	0.2
LG Energy Solution Ltd.	(13,973)	(4,005,621)	1.5
POSCO Future M Co. Ltd.	(12,051)	(2,123,664)	0.8

		(9,077,652)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	51

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc.

Security	Shares	Value	% of Basket Value

Sweden
Beijer Ref AB, Class B	(23,554)	$(223,912)	0.1%
Electrolux AB, Class B	(61,704)	(519,252)	0.2
EQT AB	(57,157)	(1,044,247)	0.4
Essity AB	(40,987)	(934,580)	0.4
Fastighets AB Balder, B Shares	(467,447)	(1,986,090)	0.7
Sagax AB, Class B	(35,233)	(637,820)	0.2

		(5,345,901)

Switzerland
Baloise Holding AG	(6,973)	(1,001,224)	0.4
DSM-Firmenich AG	(10,066)	(912,541)	0.3
Dufry AG	(3,012)	(105,583)	0.0
SIG Group AG	(308,600)	(6,803,607)	2.6
Sika AG	(12,186)	(2,916,224)	1.1
Straumann Holding AG, Registered Shares	(13,552)	(1,601,631)	0.6

		(13,340,810)

United Kingdom
Rentokil Initial PLC	(194,133)	(988,620)	0.4

United States
Aflac, Inc.	(9,564)	(747,044)	0.3
Airbnb, Inc., Class A	(41,444)	(4,902,411)	1.8
Alexandria Real Estate Equities, Inc.	(16,119)	(1,501,162)	0.6
Amerisourcebergen Corp.	(9,912)	(1,835,207)	0.7
Arch Capital Group Ltd.	(7,681)	(665,789)	0.3
Arista Networks, Inc.	(16,162)	(3,238,380)	1.2
Blackstone, Inc.	(45,059)	(4,161,199)	1.6
Broadridge Financial Solutions, Inc.	(2,986)	(509,531)	0.2
Celanese Corp., Class A	(101,446)	(11,616,581)	4.4
Charles River Laboratories International, Inc.	(6,953)	(1,170,607)	0.4
Church & Dwight Co., Inc.	(10,165)	(924,405)	0.3
Constellation Energy Corp.	(93,230)	(10,527,532)	3.9
CoStar Group, Inc.	(3,000)	(220,230)	0.1
Discover Financial Services	(9,468)	(777,133)	0.3
Enphase Energy, Inc.	(23,802)	(1,894,163)	0.7
Gen Digital, Inc.	(148,858)	(2,479,974)	0.9
Generac Holdings, Inc.	(35,983)	(3,025,091)	1.1
Haleon PLC	(1,217,805)	(4,881,066)	1.8
Hasbro, Inc.	(114,300)	(5,160,645)	1.9
Illumina, Inc.	(35,248)	(3,856,836)	1.4
Iron Mountain, Inc.	(15,197)	(897,687)	0.3
KKR & Co., Inc.	(60,493)	(3,351,312)	1.3
Lamb Weston Holdings, Inc.	(69,682)	(6,257,444)	2.3
Old Dominion Freight Line, Inc.	(174)	(65,539)	0.0
ON Semiconductor Corp.	(70)	(4,385)	0.0
Oracle Corp.	(27,026)	(2,794,488)	1.0
Paramount Global, Class B	(723,182)	(7,868,220)	2.9
PayPal Holdings, Inc.	(3,035)	(157,213)	0.1
Quanta Services, Inc.	(17,879)	(2,987,938)	1.1
Raymond James Financial, Inc.	(4,471)	(426,712)	0.2
Republic Services, Inc., Class A	(5,394)	(800,955)	0.3
Revvity, Inc.	(7,994)	(662,303)	0.3
Southwest Airlines Co.	(697,281)	(15,500,557)	5.8
Take-Two Interactive Software, Inc.	(104,431)	(13,967,646)	5.2
Teledyne Technologies, Inc.	(4,976)	(1,863,960)	0.7
Tractor Supply Co.	(13,384)	(2,577,223)	1.0
Tyson Foods, Inc., Class A	(65,456)	(3,033,886)	1.1
United Rentals, Inc.	(1,318)	(535,464)	0.2
Walgreens Boots Alliance, Inc.	(133,948)	(2,823,624)	1.1

Security	Shares	Value	% of Basket Value

United States (continued)
Waste Management, Inc.	(41,733)	$(6,857,984)	2.6%
Waters Corp.	(9,740)	(2,323,282)	0.9
Western Digital Corp.	(90,007)	(3,613,781)	1.4
Xylem, Inc.	(62,181)	(5,816,411)	2.2

		(149,283,000)

Preferred Stocks

Germany
Sartorius AG	(2,554)	(640,134)	0.2

Total Reference Entity — Short		(267,177,223)

Net Value of Reference Entity — Citibank N.A.		$(267,121,518)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date 02/08/24:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

United States
Banc of California, Inc.	113,974	$1,277,648	(0.4)%

Total Reference Entity — Long		1,277,648

Reference Entity — Short

Common Stocks

Australia
Computershare Ltd.	(555,141)	(8,761,203)	2.8
Evolution Mining Ltd.	(301,868)	(675,163)	0.2
Fortescue Metals Group Ltd.	(33,706)	(479,495)	0.2
Goodman Group	(102,930)	(1,361,959)	0.4
IDP Education Ltd.	(58,421)	(807,166)	0.3
IGO Ltd.	(62,204)	(376,668)	0.1
Lendlease Corp Ltd.	(169,610)	(671,739)	0.2
Lynas Rare Earths Ltd.	(1,111,159)	(4,998,423)	1.6
Macquarie Group Ltd.	(11,064)	(1,137,267)	0.4
Mineral Resources Ltd.	(123,455)	(4,550,208)	1.4
Santos Ltd.	(83,136)	(405,658)	0.1
Suncorp Group Ltd.	(142,153)	(1,209,955)	0.4

		(25,434,904)

Belgium
D Ieteren Group	(8,719)	(1,295,127)	0.4

Brazil
Banco BTG Pactual SA	(56,161)	(329,720)	0.1
BRF SA	(450,554)	(953,520)	0.3
Hapvida Participacoes e Investimentos S/A	(14,595,785)	(10,682,491)	3.4
Localiza Rent a Car SA, (Expires 05/18/23, Strike Price BRL 41.15)	(887,732)	(8,956,995)	2.8
MercadoLibre, Inc.	(33)	(40,944)	0.0

		(20,963,670)

Canada
Cenovus Energy, Inc.	(21,141)	(402,773)	0.1
Great-West Lifeco, Inc.	(19,667)	(544,875)	0.2

52	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc.

Security	Shares	Value	% of Basket Value

Canada (continued)
Intact Financial Corp.	(10,569)	$(1,484,957)	0.5%
Power Corp. of Canada	(65,405)	(1,575,757)	0.5
Restaurant Brands International, Inc.	(21,990)	(1,477,100)	0.4

		(5,485,462)

China
China Southern Airlines Co. Ltd., Class H	(2,608,000)	(1,234,075)	0.4
Flat Glass Group Co. Ltd.	(987,000)	(1,772,532)	0.6
Fuyao Glass Industry Group Co. Ltd., Class H	(113,600)	(517,913)	0.2
Li Ning Co. Ltd.	(534,000)	(1,636,391)	0.5
PICC Property & Casualty Co. Ltd.	(1,984,000)	(2,265,639)	0.7
Shandong Gold Mining Co. Ltd., Class H	(956,250)	(1,791,465)	0.6
Xiaomi Corp., Class B	(4,678,800)	(8,389,195)	2.6
XPeng, Inc., Class A	(163,600)	(1,188,844)	0.4
Zhuzhou CRRC Times Electric Co. Ltd.	(195,400)	(630,627)	0.2

		(19,426,681)

Finland
Metso Corporation	(157,649)	(1,388,955)	0.4

France
Sartorius Stedim Biotech	(25,270)	(4,731,122)	1.5

Germany
Hellofresh SE	(222,201)	(4,860,245)	1.5
HOCHTIEF AG	(9,077)	(940,306)	0.3

		(5,800,551)

Hong Kong
Sino Biopharmaceutical Ltd.	(1,876,000)	(728,787)	0.2

Italy
Telecom Italia SpA	(2,021,722)	(522,742)	0.2

Japan
Advantest Corp.	(126,700)	(3,263,617)	1.0
Fujitsu General Ltd.	(30,800)	(547,769)	0.2
Mercari, Inc.	(168,100)	(3,373,674)	1.1
Mitsui Fudosan Co. Ltd.	(21,400)	(463,842)	0.1
Nikon Corp.	(174,400)	(1,655,825)	0.5
Olympus Corp.	(550,700)	(7,354,792)	2.3
ORIX Corp.	(36,400)	(661,982)	0.2
Park24 Co. Ltd.	(38,400)	(432,607)	0.1
Rakuten Group, Inc.	(1,785,400)	(6,604,050)	2.1
SBI Holdings, Inc.	(98,300)	(2,114,918)	0.7
Socionext, Inc.	(27,500)	(2,682,269)	0.9
SoftBank Group Corp.	(46,500)	(1,904,363)	0.6
Square Enix Holdings Co. Ltd.	(65,600)	(2,179,348)	0.7
SUMCO Corp.	(163,500)	(2,112,771)	0.7

		(35,351,827)

Luxembourg
Reinet Investments SCA	(31,933)	(663,521)	0.2

Netherlands
Koninklijke Philips NV	(45,856)	(872,295)	0.3

Poland
Bank Pekao SA	(21,696)	(659,280)	0.2
Inpost SA	(277,022)	(2,741,075)	0.9
ORLEN SA	(52,592)	(831,686)	0.2

		(4,232,041)

Security	Shares	Value	% of Basket Value

Singapore
Sea Ltd., ADR	(133,006)	$(5,546,350)	1.8%

South Africa
Harmony Gold Mining Co. Ltd.	(17,287)	(79,258)	0.0
Sasol Ltd.	(57,286)	(724,080)	0.3

		(803,338)

South Korea
Delivery Hero SE	(55,135)	(1,409,036)	0.4
Kakao Corp.	(24,117)	(679,757)	0.2
LG Electronics, Inc.	(7,783)	(577,366)	0.2
Lotte Energy Materials Corp.	(21,236)	(608,362)	0.2
POSCO Future M Co. Ltd.	(28,513)	(5,024,647)	1.6
POSCO Holdings, Inc.	(9,799)	(2,999,721)	0.9
SK Innovation Co. Ltd.	(12,581)	(1,146,186)	0.4
SK, Inc.	(9,171)	(966,906)	0.3

		(13,411,981)

Sweden
Securitas AB, B Shares	(63,883)	(511,729)	0.2

Switzerland
Bachem Holding AG	(50,602)	(3,675,886)	1.1
Baloise Holding AG	(5,902)	(847,444)	0.3
DSM-Firmenich AG	(17,026)	(1,543,506)	0.5
Tecan Group AG, Registered Shares	(9,042)	(2,602,290)	0.8
UBS Group AG, Registered Shares	(38,597)	(906,892)	0.3

		(9,576,018)

United Kingdom
Centrica PLC	(644,759)	(1,234,260)	0.4
Ocado Group PLC	(444,476)	(2,522,452)	0.8

		(3,756,712)

United States
Air Transport Services Group, Inc.	(24,125)	(472,126)	0.1
Airbnb, Inc., Class A	(8,272)	(978,495)	0.3
Atlantic Union Bankshares Corp.	(28,870)	(831,745)	0.3
Avery Dennison Corp.	(29,077)	(5,061,433)	1.6
Bank of America Corp.	(30,109)	(793,071)	0.3
Bank of Hawaii Corp.	(26,986)	(1,332,839)	0.4
Boston Properties, Inc.	(112,323)	(6,017,143)	1.9
Brandywine Realty Trust	(5,149)	(19,257)	0.0
Broadridge Financial Solutions, Inc.	(22,915)	(3,910,216)	1.2
Celanese Corp., Class A	(15,028)	(1,720,856)	0.5
Charles River Laboratories International, Inc.	(53,415)	(8,992,949)	2.8
Charles Schwab Corp.	(25,722)	(1,338,573)	0.4
Church & Dwight Co., Inc.	(32,661)	(2,970,191)	0.9
Community Bank System, Inc.	(40,591)	(1,621,610)	0.5
Crown Castle, Inc.	(7,552)	(702,185)	0.2
Cullen/Frost Bankers, Inc.	(4,590)	(417,644)	0.1
CVB Financial Corp.	(51,170)	(799,275)	0.3
Darden Restaurants, Inc.	(7,452)	(1,084,490)	0.3
Dollar General Corp.	(30,862)	(3,673,813)	1.2
DuPont de Nemours, Inc.	(24,355)	(1,774,992)	0.6
Enphase Energy, Inc.	(3,583)	(285,135)	0.1
EPAM Systems, Inc.	(11,605)	(2,524,900)	0.8
First Merchants Corp.	(24,364)	(665,381)	0.2
Fiserv, Inc.	(7,572)	(861,315)	0.3
Frontier Communications Parent, Inc.	(41,269)	(739,541)	0.2
Generac Holdings, Inc.	(5,394)	(453,474)	0.1
General Electric Co.	(2,342)	(254,411)	0.1

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	53

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc.

Security	Shares	Value	% of Basket Value

United States (continued)
Glacier Bancorp, Inc.	(32,634)	$(985,220)	0.3%
Global Payments, Inc.	(5,315)	(564,559)	0.2
Independent Bank Group, Inc.	(34,016)	(1,202,466)	0.4
International Business Machines Corp.	(39,941)	(5,777,066)	1.8
Iron Mountain, Inc.	(27,622)	(1,631,632)	0.5
James Hardie Industries PLC, CDI	(14,023)	(349,866)	0.1
KKR & Co., Inc.	(25,531)	(1,414,417)	0.4
Laboratory Corp. of America Holdings	(11,947)	(2,386,174)	0.8
Lamb Weston Holdings, Inc.	(18,436)	(1,655,553)	0.5
Martin Marietta Materials, Inc.	(392)	(160,305)	0.1
NRG Energy, Inc.	(14,479)	(613,620)	0.2
OceanFirst Financial Corp.	(34,415)	(435,694)	0.1
Old Dominion Freight Line, Inc.	(1,053)	(396,623)	0.1
ON Semiconductor Corp.	(5,151)	(322,659)	0.1
Oracle Corp.	(6,671)	(689,781)	0.2
PacWest Bancorp	(173,502)	(1,228,394)	0.4
PayPal Holdings, Inc.	(3,130)	(162,134)	0.1
Pinnacle Financial Partners, Inc.	(9,415)	(587,119)	0.2
Pool Corp.	(5,841)	(1,844,413)	0.6
Prosperity Bancshares, Inc.	(15,210)	(829,553)	0.3
Ralph Lauren Corp., Class A	(6,468)	(727,844)	0.2
Raymond James Financial, Inc.	(29,716)	(2,836,095)	0.9
Republic Services, Inc., Class A	(3,818)	(566,935)	0.2
Revvity, Inc.	(63,478)	(5,259,152)	1.7
Sabre Corp.	(45,658)	(159,803)	0.0
Simmons First National Corp., Class A	(79,040)	(1,123,158)	0.4
Simon Property Group, Inc.	(10,512)	(1,155,164)	0.4
SouthState Corp.	(12,470)	(824,267)	0.3
STERIS PLC	(22,421)	(4,707,962)	1.5
Targa Resources Corp.	(16,063)	(1,343,027)	0.4
Truist Financial Corp.	(34,813)	(987,297)	0.3
Tyson Foods, Inc., Class A	(10,757)	(498,587)	0.2
U.S. Bancorp	(26,080)	(831,430)	0.3

Security	Shares	Value	% of Basket Value

United States (continued)
Valley National Bancorp	(220,079)	$(1,712,215)	0.5%
VF Corp.	(430,101)	(6,335,388)	2.0
Walgreens Boots Alliance, Inc.	(29,488)	(621,607)	0.2
Washington Federal, Inc.	(51,441)	(1,269,564)	0.4
Welltower, Inc.	(14,296)	(1,195,289)	0.4
Western Alliance Bancorp	(37,864)	(1,556,210)	0.5

		(107,245,302)

		(267,749,115)

Investment Companies

United States
iShares iBoxx $ High Yield Corporate Bond ETF	(227,507)	(16,510,183)	5.2
Vanguard Intermediate-Term Corporate Bond ETF	(383,467)	(28,549,118)	9.1

		(45,059,301)

Preferred Stocks

Brazil
Alpargatas SA	(488,660)	(799,612)	0.2

Germany
Sartorius AG	(15,097)	(3,783,910)	1.2

		(4,583,522)

Rights

Brazil
Localiza Rent A Car SA	(3,343)	(4,641)	0.0

		(4,641)

Total Reference Entity — Short		(317,396,579)

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$(316,118,931)

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps(a)	$ 711,624	$(2,397,629)	$97,202,485	$(135,638,676)	$ —
OTC Swaps	1,677,917	(233,317)	32,939,085	(24,281,820)	—
Options Written	N/A	N/A	18,231,776	(20,938,201)	(53,177,532)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$2,155,709	$—	$37,699,819	$—	$137,221,902	$—	$177,077,430
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	20,524,675	—	—	20,524,675

54	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Options purchased
Investments at value — unaffiliated(b)	$—	$345,533	$28,475,959	$3,879,625	$16,683,042	$—	$49,384,159
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	4,285,918	—	—	92,916,567	—	97,202,485
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	2,049,858	27,044,699	—	5,522,445	—	34,617,002

	$2,155,709	$6,681,309	$93,220,477	$24,404,300	$252,343,956	$—	$378,805,751

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$8,336,123	$—	$67,528,219	$—	$75,864,342
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	62,147,744	—	—	62,147,744
Options written
Options written at value	—	39,372	15,781,275	1,440,515	35,916,370	—	53,177,532
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	58,707	—	—	135,361,268	218,701	135,638,676
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	999,892	550,352	—	22,964,893	—	24,515,137

	$—	$1,097,971	$24,667,750	$63,588,259	$261,770,750	$218,701	$351,343,431

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the period ended October 31, 2023, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$56,774	$—	$(79,218,360)	$955,989	$128,735,462	$1,993,656	$52,523,521
Forward foreign currency exchange contracts	—	—	—	(142,314,071)	—	—	(142,314,071)
Options purchased(a)	—	(1,487,224)	(24,325,204)	6,949,356	(19,838,605)	(2,085,930)	(40,787,607)
Options written	—	251,231	32,829,246	635,103	24,920,745	—	58,636,325
Swaps	—	(5,298,334)	42,700,173	—	(148,915,036)	—	(111,513,197)

	$56,774	$(6,534,327)	$(28,014,145)	$(133,773,623)	$(15,097,434)	$(92,274)	$(183,455,029)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$2,155,709	$—	$56,281,470	$—	$62,462,288	$—	$120,899,467
Forward foreign currency exchange contracts	—	—	—	(17,711,589)	—	—	(17,711,589)
Options purchased(b)	—	66,765	(8,899,603)	166,792	(18,921,747)	2,035,959	(25,551,834)
Options written	—	(31,924)	(5,731,766)	1,003,913	6,233,962	—	1,474,185
Swaps	—	(280,242)	29,310,209	—	(45,017,551)	(30,916)	(16,018,500)

	$2,155,709	$(245,401)	$70,960,310	$(16,540,884)	$4,756,952	$2,005,043	$63,091,729

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,069,156,224
Average notional value of contracts — short	$6,461,414,105
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,222,788,874
Average amounts sold — in USD	$3,786,392,355

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	55

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc.

Average Quarterly Balances of Outstanding Derivative Financial Instruments (continued)

Options:
Average value of option contracts purchased	$56,987,014
Average value of option contracts written	$22,139,616
Average notional value of swaption contracts purchased	$3,113,505,491
Average notional value of swaption contracts written	$7,643,718,743
Credit default swaps:
Average notional value — buy protection	$118,056,025
Average notional value — sell protection	$68,026,405
Interest rate swaps:
Average notional value — pays fixed rate	$3,909,877,531
Average notional value — receives fixed rate	$14,370,590,067
Inflation swaps:
Average notional value — receives fixed rate	$15,712,727
Total return swaps:
Average notional value	$(342,933,759)

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments
Futures contracts	$15,869,328		$4,962,204
Forward foreign currency exchange contracts	20,524,675		62,147,744
Options	49,384,159	(a)	53,177,532
Swaps — centrally cleared	—		589,079
Swaps — OTC(b)	34,617,002		24,515,137

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	120,395,164		145,391,696

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(43,647,388)		(21,193,397)

Total derivative assets and liabilities subject to an MNA	$76,747,776		$124,198,299

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)

Bank of America N.A.	$227,715	$(227,715)	$—	$—	$—
Barclays Bank PLC	785,759	(785,759)	—	—	—
BNP Paribas SA	4,474,702	(4,474,702)	—	—	—
Citibank N.A.	22,197,388	(6,158,216)	—	(16,039,172)	—
Deutsche Bank AG	699,026	(699,026)	—	—	—
Goldman Sachs International	2,482,360	(2,482,360)	—	—	—
HSBC Bank PLC	4,798,999	(4,798,999)	—	—	—
JPMorgan Chase Bank N.A.	37,750,199	(35,677,726)	—	(2,072,473)	—
Morgan Stanley & Co. International PLC	1,509,988	(1,509,988)	—	—	—
Nomura International, Inc.	401,247	(401,247)	—	—	—
Standard Chartered Bank	91,065	(91,065)	—	—	—
State Street Bank and Trust Co.	1,256,115	(1,256,115)	—	—	—
UBS AG	73,213	(48,980)	—	—	24,233

	$76,747,776	$(58,611,898)	$—	$(18,111,645)	$24,233

56	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (e)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(f)

Bank of America N.A.	$4,287,849	$(227,715)	$(1,371,106)	$(1,100,000)	$1,589,028
Barclays Bank PLC	3,847,934	(785,759)	(2,125,254)	—	936,921
BNP Paribas SA	8,261,096	(4,474,702)	—	—	3,786,394
Citibank N.A.	6,158,216	(6,158,216)	—	—	—
Deutsche Bank AG	26,923,748	(699,026)	—	—	26,224,722
Goldman Sachs International	9,719,561	(2,482,360)	(6,581,958)	—	655,243
HSBC Bank PLC	12,843,013	(4,798,999)	—	(1,659,240)	6,384,774
JPMorgan Chase Bank N.A.	35,677,726	(35,677,726)	—	—	—
Morgan Stanley & Co. International PLC	7,379,213	(1,509,988)	(5,869,225)	—	—
Nomura International, Inc.	2,971,140	(401,247)	—	—	2,569,893
Royal Bank of Canada	1,603,322	—	—	—	1,603,322
Standard Chartered Bank	1,100,590	(91,065)	—	—	1,009,525
State Street Bank and Trust Co.	2,056,634	(1,256,115)	—	—	800,519
The Bank of New York Mellon	1,319,277	—	—	—	1,319,277
UBS AG	48,980	(48,980)	—	—	—

	$124,198,299	$(58,611,898)	$(15,947,543)	$(2,759,240)	$46,879,618

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(f)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$174,874,230	$23,550,900	$198,425,130
Common Stocks
Argentina	3,601,868	—	—	3,601,868
Australia	—	83,107,585	277	83,107,862
Belgium	—	4,389,381	—	4,389,381
Brazil	29,011,312	—	—	29,011,312
Canada	209,340,382	—	—	209,340,382
Cayman Islands	1,145,232	—	—	1,145,232
China	7,939,181	129,324,745	—	137,263,926
Denmark	—	49,710,790	—	49,710,790
Finland	2,970,472	4,314,631	—	7,285,103
France	—	423,205,672	—	423,205,672
Germany	8,699,548	242,419,863	—	251,119,411
Hong Kong	—	43,603,395	—	43,603,395
India	—	6,145,983	1,198,772	7,344,755
Indonesia	—	2,573,570	—	2,573,570
Ireland	7,940,496	9,567,463	—	17,507,959
Israel	42,310,113	—	—	42,310,113
Italy	—	97,570,780	—	97,570,780
Japan	—	688,080,423	—	688,080,423
Jordan	—	744,136	—	744,136
Luxembourg	—	3,516,108	—	3,516,108

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	57

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Mexico	$13,946,768	$—	$—	$13,946,768
Netherlands	43,492,523	352,466,914	—	395,959,437
Norway	—	11,529,024	—	11,529,024
Peru	3,448,413	—	—	3,448,413
Saudi Arabia	—	3,062,182	—	3,062,182
Singapore	—	10,102,729	—	10,102,729
South Africa	2,106,594	4,640,309	—	6,746,903
South Korea	—	88,996,442	—	88,996,442
Spain	—	71,294,643	—	71,294,643
Sweden	374,198	46,932,455	—	47,306,653
Switzerland	41,561,334	242,464,710	—	284,026,044
Taiwan	—	97,408,179	—	97,408,179
United Arab Emirates	—	—	28	28
United Kingdom	25,859,694	350,976,390	2,197,288	379,033,372
United States	5,863,549,804	65,784,477	110,295,065	6,039,629,346
Corporate Bonds	—	1,393,435,513	358,777,100	1,752,212,613
Fixed Rate Loan Interests	—	—	15,755,036	15,755,036
Floating Rate Loan Interests	—	300,772,216	354,115,263	654,887,479
Foreign Agency Obligations	—	1,013,953,558	—	1,013,953,558
Investment Companies	193,013,198	—	—	193,013,198
Non-Agency Mortgage-Backed Securities	—	540,740,315	59,316,462	600,056,777
Other Interests	—	—	18,896,326	18,896,326
Preferred Securities
Capital Trusts	—	4,554,742	—	4,554,742
Preferred Stocks
Brazil	6,985,397	—	20,284,181	27,269,578
Germany	—	23,176,314	17,315,852	40,492,166
United States	—	—	279,167,509	279,167,509
India	—	—	848,152	848,152
Israel	—	—	24,814,061	24,814,061
United Kingdom	—	—	9,473,229	9,473,229
China	—	—	54,424,677	54,424,677
Finland	—	—	6,337,204	6,337,204
Trust Preferreds	19,526,212	—	—	19,526,212
U.S. Government Sponsored Agency Securities	—	877,480,149	—	877,480,149
U.S. Treasury Obligations	—	685,203,606	—	685,203,606
Warrants
Cayman Islands	36,902	—	—	36,902
Israel	1,970	—	663,688	665,658
Switzerland	3,059	—	—	3,059
United States	44,723	18,332,690	3,169,637	21,547,050
Short-Term Securities
Commercial Paper	—	79,327,026	—	79,327,026
Foreign Agency Obligations	—	297,333	—	297,333
Money Market Funds	647,885,697	—	—	647,885,697
Time Deposits	—	40,528,841	—	40,528,841
U.S. Treasury Obligations	—	63,456,498	—	63,456,498
Options Purchased
Credit Contracts	—	345,533	—	345,533
Equity Contracts	27,736,623	739,336	—	28,475,959

58	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Foreign Currency Exchange Contracts	$—	$3,879,625	$—	$3,879,625
Interest Rate Contracts	41,437	16,641,605	—	16,683,042
Liabilities
Investments
Investments Sold Short
Common Stocks	(30,842,934)	—	—	(30,842,934)
TBA Sale Commitments	—	(81,181,448)	—	(81,181,448)
Unfunded Floating Rate Loan Interests(a)	—	—	(22,403)	(22,403)

	$7,171,730,216	$8,290,490,661	$1,360,578,304	16,822,799,181

Investments Valued at NAV(b)				233,823,512

				$17,056,622,693

Derivative Financial Instruments(c)
Assets
Commodity Contracts	$2,155,709	$—	$—	$2,155,709
Credit Contracts	—	4,657,859	—	4,657,859
Equity Contracts	37,057,487	27,687,031	—	64,744,518
Foreign Currency Exchange Contracts	—	20,524,675	—	20,524,675
Interest Rate Contracts	137,221,902	98,439,012	—	235,660,914
Liabilities
Credit Contracts	—	(864,654)	—	(864,654)
Equity Contracts	(17,561,887)	(7,105,863)	—	(24,667,750)
Foreign Currency Exchange Contracts	—	(63,588,259)	—	(63,588,259)
Interest Rate Contracts	(67,531,672)	(194,239,078)	—	(261,770,750)
Other Contracts	—	(218,701)	—	(218,701)

	$91,341,539	$(114,707,978)	$—	$(23,366,439)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Fixed Rate Loan Interests	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Options Purchased

Assets
Opening balance, as of April 30, 2023	$23,518,416	$108,680,577	$355,755,393	$—	$323,229,958	$33,404,992	$37,127
Transfers into Level 3	—	—	—	—	49,774,053	11,651,776	—
Transfers out of Level 3	—	—	—	—	—	—	—
Other(a)	—	4,579,560	(9,942,188)	21,073,972	(21,073,972)	9,942,188	—
Accrued discounts/premiums	—	—	208,738	101,465	288,916	145,782	—
Net realized gain (loss)	—	—	(2,826,757)	138,687	35,754	—	(1,566,686)
Net change in unrealized appreciation (depreciation)(b)(c)	32,484	(28,399,993)	(38,530,194)	45,692	(4,848,381)	(1,205,069)	1,529,559
Purchases	—	28,831,286	75,939,738	—	39,960,926	7,690,147	—
Sales	—	—	(21,827,630)	(5,604,780)	(33,251,991)	(2,313,354)	—

Closing balance, as of October 31, 2023	$23,550,900	$113,691,430	$358,777,100	$15,755,036	$354,115,263	$59,316,462	$—

Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2023(c)	$32,484	$(28,399,993)	$(40,676,678)	$45,692	$(5,313,784)	$(1,205,069)	$—

	Other Interests	Preferred Stocks	Unfunded Floating Rate Loan Interests	Warrants	Total

Assets/Liabilities
Opening balance, as of April 30, 2023	$23,671,478	$441,496,302	$(180,511)	$2,251,329	$1,311,865,061
Transfers into Level 3	—	—	—	—	61,425,829
Transfers out of Level 3	—	—	—	—	—

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	59

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc.

	Other Interests	Preferred Stocks	Unfunded Floating Rate Loan Interests	Warrants	Total

Other(a)	$—	$(4,579,560)	$—	$—	$—
Accrued discounts/premiums	—	—	—	—	744,901
Net realized gain (loss)	—	—	—	(491,265)	(4,710,267)
Net change in unrealized appreciation (depreciation)(b)(c)	(4,775,152)	(30,250,081)	158,108	2,107,203	(104,135,824)
Purchases	—	5,998,204	—	—	158,420,301
Sales	—	—	—	(33,942)	(63,031,697)

Closing balance, as of October 31, 2023	$18,896,326	$412,664,865	$(22,403)	$3,833,325	$1,360,578,304

Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2023(c)	$(4,775,152)	$(30,250,081)	$11,878	$1,615,938	$(108,914,765)

(a)

Certain Level 3 investments were re-classified between Common Stocks, Corporate Bonds, Fixed Rate Loan Interests, Floating Rate Loan Interests, Non-Agency Mortgage-Backed Securities and Preferred Stocks.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at October 31, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Fund’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $120,032,362. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Common Stocks	$113,691,125	Market	Revenue Multiple	1.00x - 17.00x		4.24x
			Time to Exit	1.0 - 4.0 years		2.8 years
			Volatility	35% - 80%		74%
			EBITDAR Multiple	2.30x -10.59x		8.42x
			Gross Profit Multiple	11.75x		—
		Income	Discount Rate	13% - 17%		14%

Asset Backed Securities	23,550,900	Income	Discount Rate	9%		—

Non-Agency Mortgage-Backed Securities	10,702,937	Income	Credit Spread	517		—

Corporate Bonds	344,664,840	Income	Discount Rate	8% - 48%		16%
			Credit Spread	422		—

Floating Rate Loan Interests	312,541,636	Income	Discount Rate	4% - 15%		9%
			Credit Spread	273 - 455		378

Other Interests	18,896,326	Income	Discount Rate	9% - 11%		10%

Preferred Stocks	412,664,865	Income	Discount Rate	12% - 16%		12%
		Market	Revenue Multiple	1.00x -33.75x		14.10x
			EBITDAR Multiple	7.25x		—
			Time to Exit	1.5 - 5.0 years		2.6 years
			Volatility	35% - 80%		59%
			Gross Profit Multiple	29.00x		—
			Direct Profit Multiple	4.50x		—
			Market Adjustment Multiple	1.15x		—

Warrants	3,833,313	Market	Revenue Multiple	4.22x - 33.75x		14.29x
			Time to Exit	0.2 - 4.0 years		3.2 years

60	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Global Allocation Fund, Inc.

Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value

		Volatility	37% - 80%		70%

$1,240,545,942

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to consolidated financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	61

Consolidated Statement of Assets and Liabilities (unaudited)

October 31, 2023

BlackRock Global Allocation Fund, Inc.

ASSETS
Investments, at value — unaffiliated(a)(b)	$16,173,504,050
Investments, at value — affiliated(c)	995,165,428
Cash	212,440
Cash held for investments sold short	43,177,888
Cash pledged:
Collateral — OTC derivatives	2,759,240
Collateral — TBA commitments	3,923,480
Futures contracts	142,461,000
Centrally cleared swaps	138,806,000
Foreign currency, at value(d)	5,317,978
Receivables:
Investments sold	74,148,774
Options written	213,504
Securities lending income — affiliated	77,168
Swaps	71,340,610
TBA sale commitments	82,372,266
Capital shares sold	22,049,212
Dividends — unaffiliated	13,231,465
Dividends — affiliated	2,720,101
Interest — unaffiliated	70,724,308
Variation margin on futures contracts	15,869,328
Swap premiums paid	1,677,917
Unrealized appreciation on:
Forward foreign currency exchange contracts	20,524,675
OTC swaps	32,939,085
Prepaid expenses	165,110

Total assets	17,913,381,027

LIABILITIES
Investments sold short, at value(e)	30,842,934
Cash received as collateral for OTC derivatives	45,918,198
Collateral on securities loaned	209,879,553
Options written, at value(f)	53,177,532
TBA sale commitments, at value(g)	81,181,448
Payables:
Investments purchased	1,005,204,018
Swaps	13,244,425
Accounting services fees	374,072
Capital shares redeemed	64,951,643
Custodian fees	1,271,832
Deferred foreign capital gain tax	138,854
Foreign taxes	5,861
Interest expense	113,750
Investment advisory fees	10,087,475
Directors’ and Officer’s fees	28,799
Options written	567,490
Other accrued expenses	201,518
Principal payups	22,684
Professional fees	336,371
Service and distribution fees	2,163,246
Transfer agent fees	2,256,573
Variation margin on futures contracts	4,962,204
Variation margin on centrally cleared swaps	589,079
Swap premiums received	233,317
Unrealized depreciation on:
Forward foreign currency exchange contracts	62,147,744

62	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Assets and Liabilities (unaudited) (continued)

October 31, 2023

BlackRock Global Allocation Fund, Inc.

OTC swaps	$24,281,820
Unfunded floating rate loan interests	22,403

Total liabilities	1,614,204,843

Commitments and contingent liabilities

NET ASSETS	$16,299,176,184

NET ASSETS CONSIST OF
Paid-in capital	$15,972,305,311
Accumulated earnings	326,870,873

NET ASSETS	$16,299,176,184

(a) Investments, at cost — unaffiliated	$14,823,926,091
(b) Securities loaned, at value	$207,742,938
(c) Investments, at cost — affiliated	$1,277,568,466
(d) Foreign currency, at cost	$5,871,071
(e) Proceeds received from investments sold short	$35,616,536
(f) Premiums received	$50,471,107
(g) Proceeds from TBA sale commitments	$82,372,266

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	63

Consolidated Statement of Assets and Liabilities (unaudited) (continued)

October 31, 2023

BlackRock Global Allocation Fund, Inc.

NET ASSET VALUE

Institutional
Net assets	$6,376,467,952

Shares outstanding	381,584,025

Net asset value	$16.71

Shares authorized	2 billion

Par value	$0.10

Investor A
Net assets	$8,149,201,372

Shares outstanding	492,392,294

Net asset value	$16.55

Shares authorized	2 billion

Par value	$0.10

Investor C
Net assets	$387,503,387

Shares outstanding	27,108,092

Net asset value	$14.29

Shares authorized	2 billion

Par value	$0.10

Class K
Net assets	$1,126,227,222

Shares outstanding	67,415,894

Net asset value	$16.71

Shares authorized	2 billion

Par value	$0.10

Class R
Net assets	$259,776,251

Shares outstanding	16,847,573

Net asset value	$15.42

Shares authorized	2 billion

Par value	$0.10

See notes to consolidated financial statements.

64	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Operations (unaudited)

Six Months Ended October 31, 2023

BlackRock Global Allocation Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$88,019,968
Dividends — affiliated	24,459,967
Interest — unaffiliated	221,459,726
Securities lending income — affiliated — net	781,074
Other income — unaffiliated	3,835,877
Foreign taxes withheld	(5,754,342)

Total investment income	332,802,270

EXPENSES
Investment advisory	66,635,915
Service and distribution — class specific	14,107,717
Transfer agent — class specific	7,990,322
Accounting services	748,644
Custodian	677,443
Professional	256,073
Registration	124,728
Directors and Officer	78,422
Printing and postage	68,589
Miscellaneous	554,336

Total expenses excluding dividend expense	91,242,189
Dividends expense — unaffiliated	322,136

Total expenses	91,564,325
Less:
Fees waived and/or reimbursed by the Manager	(3,211,852)

Total expenses after fees waived and/or reimbursed	88,352,473

Net investment income	244,449,797

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	7,483,100
Investments — affiliated	(2,792,755)
Forward foreign currency exchange contracts	(142,314,071)
Foreign currency transactions	1,244,742
Futures contracts	52,523,521
Options written	58,636,325
Short sales — unaffiliated	1,050,505
Swaps	(111,513,197)

(135,681,830)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	(783,482,026)
Investments — affiliated	(39,686,802)
Forward foreign currency exchange contracts	(17,711,589)
Foreign currency translations	412,261
Futures contracts	120,899,467
Options written	1,474,185
Short sales — unaffiliated	7,905,438
Swaps	(16,018,500)
Unfunded floating rate loan interests	158,108

(726,049,458)

Net realized and unrealized loss	(861,731,288)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(617,281,491)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(302,091)
(b) Net of increase in deferred foreign capital gain tax of	$(30,760)

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	65

Consolidated Statements of Changes in Net Assets

	BlackRock Global Allocation Fund, Inc.

	Six Months Ended 10/31/23 (unaudited)	Year Ended 04/30/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$244,449,797	$373,443,311
Net realized loss	(135,681,830)	(189,798,375)
Net change in unrealized appreciation (depreciation)	(726,049,458)	(375,269,695)

Net decrease in net assets resulting from operations	(617,281,491)	(191,624,759)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(32,230,301)	(450,892,290)
Investor A	(18,334,490)	(553,935,121)
Investor C	—	(41,577,309)
Class K	(6,827,179)	(77,509,183)
Class R	—	(17,982,109)

Decrease in net assets resulting from distributions to shareholders	(57,391,970)	(1,141,896,012)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(1,315,187,394)	(2,352,293,221)

NET ASSETS
Total decrease in net assets	(1,989,860,855)	(3,685,813,992)
Beginning of period	18,289,037,039	21,974,851,031

End of period	$16,299,176,184	$18,289,037,039

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

66	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc.

	Institutional

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23		Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$17.41		$18.50		$22.84	$19.93		$19.36		$18.81	$20.39

Net investment income(a)	0.25		0.36		0.27	0.11		0.17		0.30	0.28
Net realized and unrealized gain (loss)		(0.87)	(0.45)		(2.45)	3.82		1.75		1.45	(0.84)

Net increase (decrease) from investment operations		(0.62)	(0.09)		(2.18)	3.93		1.92		1.75	(0.56)

Distributions(b)
From net investment income		(0.08)	(0.00	)(c)	(0.27)	(0.14)		(0.12)		(0.22)	(0.32)
From net realized gain	—		(1.00)		(1.89)	(0.88)		(1.23)		(0.98)	(0.70)

Total distributions		(0.08)	(1.00)		(2.16)	(1.02)		(1.35)		(1.20)	(1.02)

Net asset value, end of period	$16.71		$17.41		$18.50	$22.84		$19.93		$19.36	$18.81

Total Return(d)
Based on net asset value	(3.59	)%(e)	(0.12)%		(10.58)%	20.07	%(e)	10.23	%(f)	9.96%	(2.94)%

Ratios to Average Net Assets(g)
Total expenses	0.88	%(h)	0.87%		0.88%	0.86	%(h)	0.86%		0.85%	0.87%

Total expenses after fees waived and/or reimbursed	0.84	%(h)	0.83%		0.83%	0.80	%(h)	0.81%		0.80%	0.80%

Total expenses after fees waived and/or reimbursed and excluding dividend expense and professional fees for foreign withholding tax claims	0.84	%(h)	0.82%		0.81%	0.80	%(h)	0.81%		0.80%	0.79%

Net investment income	2.90	%(h)	2.09%		1.25%	1.04	%(h)	0.91%		1.59%	1.43%

Supplemental Data
Net assets, end of period (000)	$6,376,468		$7,134,880		$8,836,844	$9,749,544		$7,907,317		$8,617,256	$12,963,106

Portfolio turnover rate(i)(j)		90%	174%		124%	58%		193%		156%	154%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Not annualized.

(f)  Includes payment from an affiliate, which had no impact on the Fund’s total return.

(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h) Annualized.

(i)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23		Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18
Portfolio turnover rate (excluding MDRs)		62%	139%		112%	58%		193%		156%	154%

(j)	Excludes underlying investments in total return swaps.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	67

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)

	Investor A

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23		Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$17.22		$18.34		$22.65	$19.75		$19.23		$18.68	$20.26

Net investment income(a)	0.23		0.31		0.21	0.08		0.12		0.24	0.23
Net realized and unrealized gain (loss)		(0.86)	(0.45)		(2.42)	3.80		1.72		1.46	(0.85)

Net increase (decrease) from investment operations		(0.63)	(0.14)		(2.21)	3.88		1.84		1.70	(0.62)

Distributions(b)
From net investment income		(0.04)	(0.00	)(c)	(0.21)	(0.10)		(0.09)		(0.17)	(0.26)
From net realized gain	—		(0.98)		(1.89)	(0.88)		(1.23)		(0.98)	(0.70)

Total distributions		(0.04)	(0.98)		(2.10)	(0.98)		(1.32)		(1.15)	(0.96)

Net asset value, end of period	$16.55		$17.22		$18.34	$22.65		$19.75		$19.23	$18.68

Total Return(d)
Based on net asset value	(3.70	)%(e)	(0.39)%		(10.78)%	19.95	%(e)	9.87	%(f)	9.71%	(3.24)%

Ratios to Average Net Assets(g)
Total expenses	1.12	%(h)	1.12%		1.13%	1.12	%(h)	1.13%		1.13%	1.14%

Total expenses after fees waived and/or reimbursed	1.09	%(h)	1.08%		1.08%	1.06	%(h)	1.08%		1.08%	1.07%

Total expenses after fees waived and/or reimbursed and excluding dividend expense and professional fees for foreign withholding tax claims	1.08	%(h)	1.07%		1.06%	1.05	%(h)	1.08%		1.08%	1.07%

Net investment income	2.66	%(h)	1.84%		0.98%	0.78	%(h)	0.63%		1.29%	1.14%

Supplemental Data
Net assets, end of period (000)	$8,149,201		$9,083,078		$10,557,693	$13,806,271		$11,184,639		$10,601,653	$10,547,464

Portfolio turnover rate(i)(j)		90%	174%		124%	58%		193%		156%	154%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Not annualized.

(f)  Includes payment from an affiliate, which had no impact on the Fund’s total return.

(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h) Annualized.

(i)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23		Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Portfolio turnover rate (excluding MDRs)		62%	139%		112%	58%		193%		156%	154%

(j)	Excludes underlying investments in total return swaps.

See notes to consolidated financial statements.

68	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Global Allocation Fund, Inc. (continued)

		Investor C

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23		Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$14.91		$16.08		$20.11	$17.43		$17.17		$16.82	$18.33

Net investment income (loss)(a)	0.14		0.15		0.04	(0.00	)(b)	(0.02)		0.09	0.07
Net realized and unrealized gain (loss)		(0.76)	(0.39)		(2.13)	3.36		1.53		1.30	(0.76)

Net increase (decrease) from investment operations		(0.62)	(0.24)		(2.09)	3.36		1.51		1.39	(0.69)

Distributions(c)
From net investment income	—		(0.00	)(b)	(0.05)	(0.00	)(b)	(0.02)		(0.06)	(0.12)
From net realized gain	—		(0.93)		(1.89)	(0.68)		(1.23)		(0.98)	(0.70)

Total distributions	—		(0.93)		(1.94)	(0.68)		(1.25)		(1.04)	(0.82)

Net asset value, end of period	$14.29		$14.91		$16.08	$20.11		$17.43		$17.17	$16.82

Total Return(d)
Based on net asset value	(4.16	)%(e)	(1.12)%		(11.50)%	19.50	%(e)	9.06	%(f)	8.88%	(3.95)%

Ratios to Average Net Assets(g)
Total expenses	1.92	%(h)	1.91%		1.90%	1.90	%(h)	1.89%		1.88%	1.88%

Total expenses after fees waived and/or reimbursed	1.89	%(h)	1.87%		1.85%	1.84	%(h)	1.85%		1.83%	1.81%

Total expenses after fees waived and/or reimbursed and excluding dividend expense and professional fees for foreign withholding tax claims	1.88	%(h)	1.86%		1.84%	1.83	%(h)	1.84%		1.82%	1.81%

Net investment income (loss)	1.92	%(h)	1.05%		0.21%	(0.01	)%(h)	(0.13)%		0.56%	0.38%

Supplemental Data
Net assets, end of period (000)	$387,503		$517,945		$780,451	$1,213,559		$1,547,011		$3,143,501	$5,402,163

Portfolio turnover rate(i)(j)		90%	174%		124%	58%		193%		156%	154%

(a) Based on average shares outstanding.

(b) Amount is greater than $(0.005) per share.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Not annualized.

(f)  Includes payment from an affiliate, which had no impact on the Fund’s total return.

(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h) Annualized.

(i)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23		Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Portfolio turnover rate (excluding MDRs)		62%	139%		112%	58%		193%		156%	154%

(j)	Excludes underlying investments in total return swaps.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	69

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)

	Class K

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23		Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$17.42		$18.50		$22.84	$19.93		$19.36		$18.80	$20.39

Net investment income(a)	0.26		0.37		0.28	0.12		0.19		0.31	0.30
Net realized and unrealized gain (loss)		(0.87)	(0.44)		(2.44)	3.83		1.73		1.46	(0.85)

Net increase (decrease) from investment operations		(0.61)	(0.07)		(2.16)	3.95		1.92		1.77	(0.55)

Distributions(b)
From net investment income		(0.10)	(0.00	)(c)	(0.29)	(0.16)		(0.12)		(0.23)	(0.34)
From net realized gain	—		(1.01)		(1.89)	(0.88)		(1.23)		(0.98)	(0.70)

Total distributions		(0.10)	(1.01)		(2.18)	(1.04)		(1.35)		(1.21)	(1.04)

Net asset value, end of period	$16.71		$17.42		$18.50	$22.84		$19.93		$19.36	$18.80

Total Return(d)
Based on net asset value	(3.56	)%(e)	(0.03)%		(10.51)%	20.16	%(e)	10.28	%(f)	10.10%	(2.91)%

Ratios to Average Net Assets(g)
Total expenses	0.79	%(h)	0.79%		0.80%	0.78	%(h)	0.78%		0.78%	0.80%

Total expenses after fees waived and/or reimbursed	0.75	%(h)	0.75%		0.75%	0.72	%(h)	0.74%		0.73%	0.73%

Total expenses after fees waived and/or reimbursed and excluding dividend expense and professional fees for foreign withholding tax claims	0.75	%(h)	0.74%		0.73%	0.71	%(h)	0.73%		0.72%	0.72%

Net investment income	3.00	%(h)	2.17%		1.31%	1.13	%(h)	0.98%		1.67%	1.53%

Supplemental Data
Net assets, end of period (000)	$1,126,227		$1,248,515		$1,470,032	$1,849,652		$1,329,363		$1,146,295	$1,326,617

Portfolio turnover rate(i)(j)		90%	174%		124%	58%		193%		156%	154%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Not annualized.

(f)  Includes payment from an affiliate, which had no impact on the Fund’s total return.

(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h) Annualized.

(i)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23		Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Portfolio turnover rate (excluding MDRs)		62%	139%		112%	58%		193%		156%	154%

(j)	Excludes underlying investments in total return swaps.

See notes to consolidated financial statements.

70	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)

	Class R

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23		Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$16.04		$17.19		$21.37	$18.64		$18.24		$17.77	$19.32

Net investment income(a)	0.19		0.23		0.12	0.04		0.06		0.17	0.15
Net realized and unrealized gain (loss)		(0.81)	(0.42)		(2.28)	3.58		1.63		1.38	(0.80)

Net increase (decrease) from investment operations		(0.62)	(0.19)		(2.16)	3.62		1.69		1.55	(0.65)

Distributions(b)
From net investment income	—		(0.00	)(c)	(0.13)	(0.01)		(0.06)		(0.10)	(0.20)
From net realized gain	—		(0.96)		(1.89)	(0.88)		(1.23)		(0.98)	(0.70)

Total distributions	—		(0.96)		(2.02)	(0.89)		(1.29)		(1.08)	(0.90)

Net asset value, end of period	$15.42		$16.04		$17.19	$21.37		$18.64		$18.24	$17.77

Total Return(d)
Based on net asset value	(3.87	)%(e)	(0.75)%		(11.15)%	19.74	%(e)	9.54	%(f)	9.35%	(3.56)%

Ratios to Average Net Assets(g)
Total expenses	1.49	%(h)	1.49%		1.50%	1.47	%(h)	1.47%		1.46%	1.47%

Total expenses after fees waived and/or reimbursed	1.45	%(h)	1.45%		1.46%	1.41	%(h)	1.42%		1.41%	1.40%

Total expenses after fees waived and/or reimbursed and excluding dividend expense and professional fees for foreign withholding tax claims	1.45	%(h)	1.44%		1.44%	1.40	%(h)	1.41%		1.40%	1.39%

Net investment income	2.31	%(h)	1.46%		0.62%	0.43	%(h)	0.31%		0.98%	0.81%

Supplemental Data
Net assets, end of period (000)	$259,776		$304,620		$329,831	$443,409		$405,400		$603,073	$785,653

Portfolio turnover rate(i)(j)		90%	174%		124%	58%		193%		156%	154%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Not annualized.

(f)  Includes payment from an affiliate, which had no impact on the Fund’s total return.

(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h) Annualized.

(i)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23		Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Portfolio turnover rate (excluding MDRs)		62%	139%		112%	58%		193%		156%	154%

(j)	Excludes underlying investments in total return swaps.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	71

Notes to Consolidated Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Global Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Cayman Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Cayman Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Cayman Subsidiary. The net assets of the Cayman Subsidiary as of period end were $99,645,737, which is 0.6% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Cayman Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Cayman Subsidiary may invest without limitation in commodity-related instruments.

The accompanying consolidated financial statements of the Fund include the account of BlackRock Global Allocation Fund Subsidiary LLC (the “Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of the Fund. The Taxable Subsidiary enables the Fund to hold certain pass-through investments and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for the Fund. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for the Fund. Taxes payable or deferred as of October 31, 2023, if any, are disclosed in the Consolidated Statement of Assets and Liabilities. The Fund may invest up to 25% of its total assets in the Taxable Subsidiary. The net assets of the Taxable Subsidiary as of period end were $5,980,616, which is less than 0.1% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market

72	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (unaudited) (continued)

prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2023, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Consolidated Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Net income and realized gains from investments held by the Cayman Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Cayman Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Fund (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

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Notes to Consolidated Financial Statements (unaudited) (continued)

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

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Notes to Consolidated Financial Statements (unaudited) (continued)

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of October 31, 2023, certain investments of the Fund were fair valued using NAV as a practical expedient (or its equivalent) as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. ACDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these

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Notes to Consolidated Financial Statements (unaudited) (continued)

are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation

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Notes to Consolidated Financial Statements (unaudited) (continued)

(depreciation) is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BlackRock Global Allocation Fund, Inc.	Starwood Property Trust, Inc.	$593,750	$593,750	$571,347	$(22,403)

					$(22,403)

Forward Commitments, When-Issued and Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Consolidated Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a fund to make future cash payments. As of October 31, 2023, the Fund had outstanding commitments of $36,383,567. These commitments are not included in the net assets of the Fund as of October 31, 2023.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Consolidated Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. Again is limited to the price at which a fund sold the security short. Arealized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

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Notes to Consolidated Financial Statements (unaudited) (continued)

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Consolidated Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

	Securities	Cash Collateral	Non-Cash Collateral		Net
Counterparty	Loaned at Value	Received (a)	Received, at Fair Value	(a)	Amount	(b)

BofA Securities, Inc.	$9,373,856	$(9,373,856)	$—		$—
Citigroup Global Markets, Inc.	21,241,371	(20,935,765)	—		305,606
Goldman Sachs & Co. LLC	20,923,764	(20,677,127)	—		246,637
J.P. Morgan Securities LLC	34,507,620	(34,507,620)	—		—
Jefferies LLC	620,370	(620,370)	—		—
Mizuho Securities USA LLC	9,799,640	(9,799,640)	—		—
Morgan Stanley	86,493,067	(86,493,067)	—		—
National Financial Services LLC	126,588	(126,588)	—		—
Toronto-Dominion Bank	24,656,662	(24,656,662)	—		—

	$207,742,938	$(207,190,695)	$—		$552,243

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of October 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk), foreign currencies (foreign currency exchange rate risk) or bitcoin (commodity risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. The Fund may invest in cash-settled bitcoin futures that are traded on commodity exchanges registered with the Commodity Futures Trading Commission. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

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Notes to Consolidated Financial Statements (unaudited) (continued)

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Consolidated Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statement of Assets and Liabilities. The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Fund may purchase and write call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statement of Assets and Liabilities.

•

Swaptions — The Fund may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Fund may purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options – The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, instant one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options and instant one-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	79

Notes to Consolidated Financial Statements (unaudited) (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

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Notes to Consolidated Financial Statements (unaudited) (continued)

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.75% of the average daily value of the Fund’s net assets.

The Manager provides investment management and other services to the Cayman Subsidiary and Taxable Subsidiary. The Manager does not receive separate compensation from the Cayman Subsidiary and Taxable Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Cayman Subsidiary and Taxable Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock (Singapore) Limited (“BSL”), an affiliate of the Manager. The Manager pays BSL for services it provides for that portion of the Fund for which BSL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended October 31, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Class R	Total

Service and distribution fees — class specific	$11,087,759	$2,308,149	$711,809	$14,107,717

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended October 31, 2023, the Fund did not pay any amounts to affiliates in return for these services.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	81

Notes to Consolidated Financial Statements (unaudited) (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended October 31, 2023, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Reimbursed amounts	$10,385	$99,782	$27,538	$1,714	$1,015	$140,434

For the six months ended October 31, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Transfer agent fees — class specific	$3,345,074	$4,000,014	$322,331	$31,452	$291,451	$7,990,322

Other Fees: For the six months ended October 31, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $22,947.

For the six months ended October 31, 2023, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C

BlackRock Global Allocation Fund, Inc.	$45,805	$12,211

Expense Waivers and Reimbursements: The Manager contractually agreed to waive a portion of its investment advisory fees payable by the Fund through June 30, 2025, so that the Manager receives such fee as a percentage of average daily net assets of the Fund as follows:

Average Daily Net Assets	Investment Advisory Fees

First $10 billion	0.75%
$10 billion — $15 billion	0.69
$15 billion — $20 billion	0.68
$20 billion — $25 billion	0.67
$25 billion — $30 billion	0.65
$30 billion — $40 billion	0.63
$40 billion — $60 billion	0.62
$60 billion — $80 billion	0.61
Greater than $80 billion	0.60

The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended October 31, 2023, the Manager waived $2,448,860 pursuant to this agreement.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended October 31, 2023, the amount waived was $317,982.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended October 31, 2023, the Manager waived $445,010 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may impose a discretionary liquidity fee of up to 2% of the value withdrawn, if such fee is determined to be in the best interests of the Money Market Series. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

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Notes to Consolidated Financial Statements (unaudited) (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the six months ended October 31, 2023, the Fund paid BIM $166,618 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended October 31, 2023, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended October 31, 2023, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls, excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities

Fund Name	Purchases	Sales	Purchases	Sales

BlackRock Global Allocation Fund, Inc.	$491,013,356	$559,560,539	$14,920,059,970	$15,869,297,388

For the six months ended October 31, 2023, purchases and sales related to mortgage dollar rolls were $4,733,937,068 and $4,730,190,803, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

As of April 30, 2023, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards	(a)

BlackRock Global Allocation Fund, Inc.	$(163,779,780)

(a)	Amounts available to offset future realized capital gains.

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BlackRock Global Allocation Fund, Inc.	$16,219,452,572	$2,887,684,166	$(1,897,374,179)	$990,309,987

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	83

Notes to Consolidated Financial Statements (unaudited) (continued)

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple SOFR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended October 31, 2023, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

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Notes to Consolidated Financial Statements (unaudited) (continued)

With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Fund may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Fund’s performance.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. SOFR has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 10/31/23		Year Ended 04/30/23

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

BlackRock Global Allocation Fund, Inc.
Institutional
Shares sold	18,972,461	$330,452,895	63,022,515	$1,074,330,298
Shares issued in reinvestment of distributions	1,638,251	29,455,753	25,463,597	415,056,569
Shares redeemed	(48,761,480)	(850,624,757)	(156,310,850)	(2,663,044,543)

	(28,150,768)	$(490,716,109)	(67,824,738)	$(1,173,657,676)

Investor A
Shares sold and automatic conversion of shares	11,738,710	$203,127,739	37,531,384	$635,399,556
Shares issued in reinvestment of distributions	942,039	16,787,126	31,713,287	512,169,376
Shares redeemed	(47,637,682)	(821,776,884)	(117,521,531)	(1,980,916,361)

	(34,956,933)	$(601,862,019)	(48,276,860)	$(833,347,429)

Investor C
Shares sold	751,482	$11,250,173	2,739,465	$40,258,677
Shares issued in reinvestment of distributions	—	—	2,912,778	40,982,792
Shares redeemed and automatic conversion of shares	(8,389,628)	(125,763,472)	(19,436,416)	(286,305,781)

	(7,638,146)	$(114,513,299)	(13,784,173)	$(205,064,312)

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	85

Notes to Consolidated Financial Statements (unaudited) (continued)

	Six Months Ended 10/31/23		Year Ended 04/30/23

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

BlackRock Global Allocation Fund, Inc. (continued)
Class K
Shares sold	6,582,968	$114,565,841	14,643,208	$250,650,760
Shares issued in reinvestment of distributions	379,316	6,816,314	4,736,355	77,155,219
Shares redeemed	(11,235,999)	(194,681,123)	(27,161,406)	(463,551,328)

	(4,273,715)	$(73,298,968)	(7,781,843)	$(135,745,349)

Class R
Shares sold	837,041	$13,488,397	3,308,256	$52,413,795
Shares issued in reinvestment of distributions	—	—	1,190,477	17,964,297
Shares redeemed	(2,975,477)	(48,285,396)	(4,697,417)	(74,856,547)

	(2,138,436)	$(34,796,999)	(198,684)	$(4,478,455)

	(77,157,998)	$(1,315,187,394)	(137,866,298)	$(2,352,293,221)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Global Allocation Fund, Inc. (the “Fund”) met on April 18, 2023 (the “April Meeting”) and May 23-24, 2023 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock (Singapore) Limited (the “Sub-Advisor”) with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for the Fund on an annual basis. The Board members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T	87

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

The Board noted that the engagement of the Sub-Advisor with respect to the Fund facilitates the provision of investment advice and trading by investment personnel out of non-U.S. jurisdictions. The Board considered that this arrangement provides additional flexibility to the portfolio management team, which may benefit the Fund and its shareholders.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the respective Morningstar Category (“Morningstar Category”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the third, second and first quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints, in the form of an advisory fee waiver that adjusts the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the Fund decreases below certain contractually specified levels.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2024, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T	89

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

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Additional Information  (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10001

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock (Singapore) Limited	Deloitte & Touche LLP
079912 Singapore	Boston, MA 02116

Accounting Agent	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02114	New York, NY 10019

Custodian	Address of the Fund
Brown Brothers Harriman & Co.	100 Bellevue Parkway
Boston, MA 02109	Wilmington, DE 19809

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	91

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNH	Chinese Yuan

COP	Colombian Peso

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

HUF	Hungarian Forint

IDR	Indonesian Rupiah

ILS	Israeli Shekel

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TWD	New Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

ADR	American Depositary Receipt

BZDIOVER	Overnight Brazil Interbank Deposit (CETIP)

CDI	CREST Depository Interest

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

DAC	Designated Activity Company

ESTR	Euro Short Term Rate

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FTSE	Financial Times Stock Exchange

GMTN	Global Medium-Term Note

JIBAR	Johannesburg Interbank Average Rate

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

MSCI	Morgan Stanley Capital International

MXIBTIIE	Mexico Interbank TIIE 28-Day

PCL	Public Company Limited

PIK	Payment-in-Kind

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SCA	Societe en Commandite par Actions

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

SPDR	Standard & Poor’s Depository Receipt

STACR	Structured Agency Credit Risk

TBA	To-Be-Announced

WIBOR	Warsaw Interbank Offered Rate

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GA-10/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

2

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Allocation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: December 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: December 21, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Global Allocation Fund, Inc.

Date: December 21, 2023

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